SEMI
ANNUAL
REPORT

                                  OCTOBER 31, 1998

FRANKLIN STRATEGIC SERIES

  Franklin Biotechnology Discovery Fund
  Franklin Blue Chip Fund
  Franklin California Growth Fund
  Franklin Global Health Care Fund
  Franklin Global Utilities Fund
  Franklin MidCap Growth Fund
  Franklin Natural Resources Fund
  Franklin Small Cap Growth Fund
  Franklin Strategic Income Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series

CONTENTS

Shareholder Letter .......................     1

Fund Reports
 Franklin Biotechnology
 Discovery Fund...........................     3
 Franklin Blue Chip Fund..................     8
 Franklin California
 Growth Fund .............................    13
 Franklin Global
 Health Care Fund.........................    20
 Franklin Global
 Utilities Fund ..........................    26
 Franklin MidCap
 Growth Fund .............................    34
 Franklin Natural
 Resources Fund...........................    39
 Franklin Small Cap
 Growth Fund..............................    46
 Franklin Strategic
 Income Fund..............................    56

Financial Highlights &
Statement of Investments .................    66

Financial Statements .....................   118

Notes to
Financial Statements .....................   132

SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Strategic Series covers the six months ended October 31, 1998.

A bumpy ride
If a pilot were to describe the performance of global securities markets during the six months under review, he'd probably use the word "turbulent." On April 30, the Dow Jones(R) Industrial Average closed at 9063.37. By July 17, it climbed to 9337.97. But due to investors' concerns about economic crises in Asia and Russia, it fell to 8051.68 by August 28 and suffered an additional 512.61 point drop on August 31. Responding to the threat posed to the U.S. economy by global financial problems, the Federal Reserve Board cut short-term interest rates in late September and mid-October, fueling an October rally that raised the Dow 749.48 points. On October 31, it stood at 8592.10.

Fasten your seatbelts!
What should you do when faced with widely fluctuating markets? In our opinion, you should call your investment representative and review your current financial plans, recalling your goals and the reasons you made your investment choices in the first place. Then discuss whether your investments are properly diversified to reduce the negative impact that any one holding will have upon your portfolio. Finally, review your investment timeframe to help put recent gains and losses into perspective. Maintaining a long-term outlook is one of the keys to weathering market volatility.

One of the most important components of a long-term approach is setting up an investment plan. Investing on a scheduled basis, regardless of market direction, can help you take advantage of market downturns when prices are low, and benefit from market rallies. Most importantly, adhering to such a plan can contribute not only to your investment success, but also to your peace of mind.

Whatever direction the market takes, you can be confident that Franklin Templeton's portfolio managers are dedicated to providing our shareholders with careful investment selection and constant professional supervision of their funds. As always, we appreciate your support, welcome your comments and look forward to serving your investment needs.

Sincerely,

/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
President
Franklin Strategic Series

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 67 of this report.

Your  Fund's  Goal:   Franklin   Biotechnology   Discovery  Fund  seeks  capital
appreciation by investing primarily in equity securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

This semiannual report of Franklin Biotechnology Discovery Fund covers the six months ended October 31, 1998. During the period, the biotechnology sector experienced severe volatility due to product disappointments and general market malaise. After most major market downturns in August, stock prices began to rise by early September, and small-cap stocks, including the biotechnology sector, roared back to life as the market picked up momentum in October. Within this environment, the fund posted a -14.73% cumulative total return for the period, as discussed in the Performance Summary on page 6.

At the end of the reporting period, the fund had over $55 million invested in five industries. On October 31, our largest position was Inhale Therapeutic Systems, a leading developer of an inhaled form of insulin. With this novel product, diabetics may be able to breathe in a powder form of insulin rather than injecting it. Although the product won't be available to the general public for a year or two, we believe its potential could be substantial.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

During the reporting period, we increased the fund's weighting in the large-cap biotech sector, establishing positions in Amgen, Inc. and Genzyme Corp. Amgen, Inc. has had exceptional earnings growth this year as Epogen, its largest selling drug, experienced an increase in sales. In our opinion, Genzyme Corp. also has strong growth potential. By October 31, the company's stock rose 35% from the time we bought it in July. During the period, we also increased our position in Chiron Corp., which restructured its business, hired an experienced chief executive officer and chief financial officer, and sold its low-margin diagnostics division.

Establishing short positions (selling borrowed stock in hopes of buying it later at a lower price) is a strategy the fund uses to help offset declines in a sector and to reduce volatility within the fund. At the beginning of the period, the fund's short position represented approximately 9% of total net assets. After the market decline in August, the fund covered nearly all of its short positions for substantial gains.

We are optimistic about the outlook for the biotechnology industry. Many of these entrepreneurial companies are seeking new treatments for a variety of diseases, and the potential reward is substantial, even if only a fraction of the new drugs makes it to the market. Although the market valuation of the approximately 260 publicly traded biotech companies is less than the market value of Merck, we believe investors will be rewarded as this small but exciting industry produces future treatments for diabetes, cancer and heart disease.

Biotechnology companies are often small, relatively new, or unseasoned. Such companies can be particularly sensitive to changing economic conditions, and have less certain growth prospects than larger, more established companies. And since small company stocks are volatile, they may not be appropriate for short-term investors. Also, the fund is non-diversified and concentrates in a single industry, involving other risks, such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. The fund may invest in foreign securities, which involve additional risks, including political uncertainty and currency volatility. These and other risks, including hedging strategies, are described more fully in the fund's prospectus. The nature of the investments of this fund require an investor to have a long-term investment horizon. These are developing companies whose product introductions must face many hurdles before they become commercially viable.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

Sincerely,


/s/ Kurt von Emster

Portfolio Manager

Franklin Biotechnology Discovery Fund

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Franklin Biotechnology Discovery Fund posted a -14.73% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased $3.96, from $26.89 on April 30, 1998, to $22.93 on October 31, 1998. During the reporting period, shareholders did not receive distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Performance

Franklin Biotechnology Discovery Fund
Periods ended 10/31/98
                                                            SINCE
                                                          INCEPTION
                                                 1-YEAR    (9/15/97)
---------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                        -10.42%     -8.10%
AVERAGE ANNUAL TOTAL RETURN2                    -15.56%     -11.99%
VALUE OF $10,000 INVESTMENT3                     $8,444     $8,660

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.
All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased total return.

Past performance is not predictive of future results.

FRANKLIN BLUE CHIP FUND

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 70 of this report.

Your Fund's Goal: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in high quality, blue chip companies with market capitalization of $1 billion or more, that the managers believe are leaders in their industries and are positioned for stable, long-term growth potential.

This semiannual report of Franklin Blue Chip Fund covers the six months ended October 31, 1998. During the first part of the period, the U.S. stock market reached all-time highs, as the economy experienced steady growth and benign inflation. However, Asia's financial turmoil, coupled with Russia's economic meltdown, led to severe volatility in global equity markets by late summer. The Dow Jones(R) Industrial Average, which had peaked on July 17, fell 14.91% in August. Even though it rallied in September and October, it was down 4.33% for the reporting period. Within this environment, Franklin Blue Chip Fund posted a -2.73% six-month cumulative total return, as discussed in the Performance Summary on page 11. The Morgan Stanley Capital International(R) World Index, the fund's benchmark, delivered a total return of -2.85% for the same period.*

*Source: Standard & Poor's(R) Micropal. Dow Jones Industrial Average's total return is calculated by Wilshire Associates Inc. The Morgan Stanley Capital International (MSCI) World Index includes approximately 1,480 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. Indices are unmanaged and total return includes reinvested dividends. One cannot invest directly in an index.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Throughout  the reporting  period,  we maintained  our  conservative,  long-term investment discipline. In our search for companies offering management excellence, a healthy balance sheet, and solid long-term earnings potential, we focused on industry leaders demonstrating sustainable competitive advantages. On October 31, 1998, our holdings were diversified across 14 sectors, including consumer non-durables, health technology, finance, and electronic technology.

During the reporting period, the health technology and electronic technology sectors strengthened considerably, and our holdings of Abbott Laboratories, Johnson & Johnson, Intel Corp., and Cisco Systems Inc. contributed positively to the fund's performance. In our opinion, they offer sustainable earnings growth potential in the long term.

After a long period of weak results, the retail and utilities sectors also performed well. However, even though we added to our holdings of Wal-Mart Stores Inc. and Bellsouth Corp., our exposure to these sectors remained low because we believed they could experience slow growth and intense competition over the long term.

On the negative side, the stock prices of many financial institutions, including our holdings of Citigroup Inc. and Merrill Lynch & Co. Inc., fell largely due to hedge fund losses and bad loans to emerging market countries. Fortunately, the fund had a relatively small exposure to this sector, and our shares of The Charles Schwab Corp. and American International Group Inc. rose in value, offsetting much of the sector's decline.

Seeking to take advantage of market volatility, we added to our holdings of The Coca Cola Co., the world's largest soft drink company, and Medtronic Inc., an international manufacturer of medical devices. In our opinion, these companies have strong growth potential.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we are optimistic about the outlook for the fund. Despite the possibility of Asia's financial problems affecting the U.S. economy, we believe prospects remain bright for companies with quality assets, solid management, sound competitive strategies, and the potential to generate strong future earnings. It is important to remember, however, that investing in the fund involves the special risks of global, and especially emerging market, investing related to market and currency volatility and adverse social and political developments.

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in the Franklin Blue Chip Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Suzanne W. Killea
Portfolio Manager
Franklin Blue Chip Fund

PERFORMANCE SUMMARY
Franklin Blue Chip Fund posted a -2.73% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 12, the fund delivered a +23.58% cumulative total return since inception on June 3, 1996.

The fund's share price, as measured by net asset value, decreased $0.34, from $12.46 on April 30, 1998, to $12.12 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Blue Chip Fund
Periods ended 10/31/98
                                      SINCE
                                    INCEPTION
                               1-YEAR      (6/3/96)
---------------------------------------------------
CUMULATIVE TOTAL RETURN1       11.58%      23.58%

AVERAGE ANNUAL TOTAL RETURN2    5.18%       6.53%

VALUE OF $10,000 INVESTMENT3   $10,518    $11,648

                              10/31/97    10/31/98
---------------------------------------------------
ONE-YEAR TOTAL RETURN4          8.25%      11.58%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge. Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total return and distributions would have been lower.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made.
Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN CALIFORNIA GROWTH FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 75 of this report.

Your Fund's Goal: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California. The fund may also invest in foreign securities.

The six months ended October 31, 1998, were one of the most challenging environments for stocks in the history of Franklin California Growth Fund. During the first half of the calendar year, California's economy continued to expand robustly, with June's unemployment rate falling to 5.7%, the lowest rate in eight years. By summer, however, signs of slowing growth were beginning to emerge. Trade, an important influence on California's economy, deteriorated, with exports to Japan and much of the rest of Asia falling significantly. Interestingly, though, shipments to Europe and U.S. NAFTA partners (Canada and Mexico), rose appreciably. During the reporting period, Asia's financial turmoil spread to Russia and Latin America, causing volatility in equity markets throughout the world. Within this environment, Franklin California Growth Fund - Class I posted a -13.29% six-month cumulative total return, as discussed in the Performance Summary on page 17.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In the U.S., a variety of industry groups, especially the high technology sector, were particularly hard hit. In an effort to support declining economies in other countries and prevent a recession in the U.S., the Federal Reserve Board (the Fed) reduced the federal funds rate from 5.5% to 5.25% at the September meeting of the Federal Open Market Committee. Then, in October, Fed Chairman Alan Greenspan cut the fed funds rate to 5% and the discount rate from 5.0% to 4.75%, before the next scheduled meeting.

As of October 31, 1998, about a third of the fund's total positions were represented by companies with a market capitalization of less than $1 billion. Because large caps generally performed better during the period, the small cap sector hurt the fund's performance. As an example of how small cap stocks performed, the Russell 2000, a broad barometer of small cap stocks, peaked on April 21, 1998 at 491.41. On October 31, 1998, the index stood at 378.16, representing a decline of 23%.

Real-estate related companies also hindered the fund's performance during the period under review. The share price of one fund holding, Arden Realty, Inc., a real-estate investment trust specializing in Southern California office properties, fell 22.9%, despite the fact that the company continued to exhibit double-digit cash flow growth. We maintained our position in this company because its properties had higher occupancy rates than its peers and, in our opinion, the company's portfolio consisted of high quality holdings.

Of course, the fund also held many large cap stocks, with several among the top holdings at the end of the period. Such companies as Cisco Systems, Inc., Safeway, Inc., and Sun Microsystems, Inc., had relatively stable and predictable earnings growth. The share prices for many of these larger companies held up relatively well in the reporting period's volatile market environment, with some holdings, such as Granite Construction, Inc., appreciating dramatically. Benefiting from strong national infrastructure rejuvenation, its share price rose 69.0% during the six months under review. In our opinion, this is a well-run company that is positioned to benefit from spending under the Intermodal Surface Transportation Efficiency Act.

Looking forward, we are optimistic about prospects for California's economy and the Franklin California Growth Fund. In our opinion, this diverse and dynamic state, with almost 1,400 publicly traded companies, represents tremendous potential for investment opportunities. The market's volatility during the reporting period helped create some terrific values in the small- and mid-cap sectors, and we continue to maintain or invest in positions in these areas anticipating potential for capital appreciation. While several of our holdings in the small cap arena hurt the fund's performance during the period, we believe many of these companies may prove to be substantial contributors to the fund's performance in the years to come. As we scan the investment horizon for opportunities, we find there is no shortage of potential investments for the fund.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

It should be remembered, of course, that there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

Thank you for your participation in Franklin California Growth Fund. We welcome any comments or suggestions you may have.

Sincerely,

/s/ Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund

PERFORMANCE SUMMARY

Class I

Franklin California Growth Fund - Class I provided a -13.29% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always have maintained a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 18, the fund's Class I shares delivered a +218.04% cumulative total return since inception on October 30, 1991.

The fund's share price, as measured by net asset value, decreased $3.36, from $24.98 on April 30, 1998, to $21.62 on October 31, 1998. During the reporting period, shareholders receives per-share distributions of 4.3 cents ($0.043) in income dividends. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Performance
Franklin California Growth Fund - Class I
Periods ended 10/31/98

                                                             SINCE
                                                           INCEPTION
                                     1-YEAR      5-YEAR    (10/30/91)
---------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1             -4.73%    +158.82%    +218.04%

AVERAGE ANNUAL TOTAL RETURN2        -10.22%     +19.52%     +16.97%

VALUE OF $10,000 INVESTMENT3         $8,978     $24,392     $29,972

                       10/31/94    10/31/95    10/31/96    10/31/97    10/31/98
--------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4  +19.75%    +45.31%     +24.61%     +25.40%      -4.73%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction, the fund's total returns would have been lower.

Class II

Franklin California Growth Fund - Class II provided a -13.58% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, decreased $3.37, from $24.82 on April 30, 1998, to $21.45 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Performance
Franklin California Growth Fund - Class II

Periods ended 10/31/98

                                              SINCE
                                            INCEPTION
                                 1-YEAR     (9/3/96)
------------------------------------------------------
CUMULATIVE TOTAL RETURN1          -5.36%     +26.47%

AVERAGE ANNUAL TOTAL RETURN2      -7.21%     +10.98%

VALUE OF $10,000 INVESTMENT3     $9,279      $12,522

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. All figures include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment. Class II shares have higher annual fees and expenses than Class I shares.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN GLOBAL HEALTH CARE FUND

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 81 of this report.

Your Fund's Goal: Franklin Global Health Care Fund seeks capital appreciation by investing primarily in the equity securities of health care companies, including small capitalization companies, located throughout the world.

The six-month period under review was one of uncertainty and great volatility in global equity markets. Economic turmoil overseas threatened continued growth of the U.S. economy, and domestic stock markets reacted with wild price swings. As a result of investors' flight to quality, many large-capitalization drug stocks soared in value during the reporting period, while small cap health care stocks generally slumped. Within this environment, Franklin Global Health Care Fund Class I posted a -21.52% six-month cumulative total return, as discussed in the Performance Summary on page 23.

During the period, we were attracted to what we believed were the superior growth prospects of smaller, emerging health care companies, whose shares had, in our opinion, extremely attractive prices. Although the lack of popularity of small cap stocks hurt the fund's performance, we believe that over longer time periods, small cap stocks may significantly outperform large caps.

One of the fund's top holdings, Serologicals Inc., performed well, advancing over 13% during the six month period. This company operates a national network of blood collection centers and identifies and retains donors with rare antigens in their blood. These antigens are extracted from donated blood and sold to large pharmaceutical companies. We find this niche attractive since there is a tremendous shortage of blood products and Serologicals Inc. has little competition and an excellent reputation.

On October 31, 1998, the fund's largest sector was medical specialties. We discovered a number of companies in this area possessing what we believed were excellent growth potential and attractive valuations. One of our largest holdings in the sector was Penederm Inc., whose drug delivery technology is used in topical compounds for skin disorders. In June, the company was acquired by generic drug manufacturer Mylan Laboratories. Penederm Inc.'s stock price jumped about 30% the day of the announcement and was up 87.7% from April 30 through completion of the acquisition on October 5, 1998.

During the period, we increased the fund's exposure to the pharmaceutical sector. Anticipating a rotation into these large cap stocks as investors sought more liquid investments that would be more resistant to an economic slowdown, we initiated a position in SmithKline Beecham. In our opinion, this company had a strong product portfolio and promising new drugs in development, and its shares were trading at a discount to its peers.

Looking forward, we are optimistic about prospects for investors in health care stocks. In our opinion, expenditures in the health care industry will be driven by an aging population and rapidly changing technology. Both of these factors may result in a wider range of treatable conditions and increased life expectancy. In addition, demand for health care products and services is not necessarily affected by the cyclical swings of the business cycle. Our goal is to seize upon investment opportunities in a timely and disciplined manner in an attempt to provide our shareholders unique opportunities to invest in rapidly growing, smaller cap companies with exciting technologies, limited competition, and strong management teams.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

Of course, there are special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

We appreciate your participation in Franklin Global Health Care Fund and look forward to serving your future investment needs.

Sincerely,

/s/ Kurt von Emster
Portfolio Manager
Franklin Global Health Care Fund

PERFORMANCE SUMMARY

Class I
Franklin Global Health Care Fund - Class I provided a -21.52% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 24, the fund's Class I shares delivered a +99.46% cumulative total return since inception on February 14, 1992.

The fund's share price, as measured by net asset value, decreased $4.15, from $19.28 on April 30, 1998, to $15.13 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Performance
Franklin Global Health Care - Class I
Periods ended 10/31/98

                                                                       SINCE
                                                                     INCEPTION
                                  1-YEAR      3-YEAR      5-YEAR     (2/14/92)
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1          -22.14%     +21.43%     +95.40%     +99.46%

AVERAGE ANNUAL TOTAL RETURN2      -26.62%      +4.59%     +13.00%      +9.86%

VALUE OF $10,000 INVESTMENT3      $7,338      $11,442     $18,424     $18,799

                       10/31/94    10/31/95    10/31/96    10/31/97    10/31/98
--------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4  +23.62%     +30.17%     +26.06%    +23.73%      -22.14%

1. Cumulative total return represents the change in value of an investment over the periods shown and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction, total returns would have been lower.

Class II

Franklin Global Health Care Fund - Class II provided a -21.86% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, decreased $4.19, from $19.17 on April 30, 1998, to $14.98 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Performance
Franklin Global Health Care - Class II
Periods ended 10/31/98

                                                       SINCE
                                                     INCEPTION
                                             1-YEAR   (9/3/96)
---------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                     -22.71%   -5.80%
AVERAGE ANNUAL TOTAL RETURN2                 -24.20%   -3.20%
VALUE OF $10,000 INVESTMENT3                 $7,580    $9,433

1. Cumulative total return represents the change in value of an investment over the periods shown and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include all sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN GLOBAL UTILITIES FUND
You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 85 of this report.

Your Fund's Goal: Franklin Global Utilities Fund seeks to provide total return by investing in the equity and debt securities of utility companies located in the United States and around the world.

During the six months ended October 31, 1998, slow economic growth in Asia adversely affected economies in Europe, Latin America and the U.S. This led to severe volatility in global stock markets, and it was not uncommon for markets to rise or fall 5% in a single day. On a regional basis, the U.S. and Europe experienced the strongest performance, with Latin America and Asia generally weaker. Within this environment, the Franklin Global Utilities Fund - Class I posted a -10.61% six-month cumulative total return, as discussed in the Performance Summary on page 30. However, the fund delivered a +9.18% cumulative total return for the 12-month period ended October 31, 1998.

The fund's industry weightings remained relatively stable during the reporting period, with electric utility companies comprising 46.3% of total net assets, telecommunications companies 34.8%, and natural gas companies 11.9% on October 31, 1998. The fund's largest geographic exposure was the United States (63.2%), followed by Continental Europe (20.2%), Latin America (5.0%), and Asia (2.7%).

United States

Domestic utility stocks were uncharacteristically volatile throughout the reporting period, as investors speculated about the direction of the U.S. economy and interest rates. Because many investors feared a slowing economy might hinder subscriber growth, the share price of Rural Cellular Corp. fell more than 32%. However, believing that domestic telecommunications stocks are poised for healthy growth in the next few years, we added to our holdings of Intermedia Communications Inc. and initiated a position in Bell Atlantic Corp. Although domestic natural gas companies experienced relatively low prices and high inventory levels, electric utility companies continued to improve cash flow and were one of the strongest performing sectors during the six months under review. Since electric utility companies are generally able to deliver stable earnings and dividends even in times of economic uncertainty, we purchased shares of Montana Power Co., which, in our opinion, has a solid balance sheet.

Europe

European utility markets delivered mixed results during the six months under review. Profit-taking and investor uncertainty about the European Monetary Union
(EMU) adversely affected several of our holdings, including Portugal Telecom, SA, which fell 12.2% in value.* During the period, we initiated a position in AEM SpA, an Italian gas distribution and electric utility; Endesa, SA, a Spanish electric utility; and Equant, NV, a Dutch telecommunications network company we believe could benefit from the huge growth of data communications and the Internet.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT


*Price depreciation is measured in U.S. dollars.

Latin America

The Asian economic crisis that began in late 1997 sent shock waves throughout Latin America, and financial markets there plummeted. Many of our Latin American holdings dropped in value, which hurt the fund's performance. During the reporting period, we sold our shares of Telecomunicacoes Brasileiras, SA, and several Brazilian electric utility companies. Consequently, our Latin American exposure decreased from 8.7% of total net assets on April 30, 1998, to 5.0% on October 31, 1998. Although we are cautious about Latin America in the short term, we view the region's market-oriented reforms positively, and believe this area could provide promising investment opportunities in the long term.

Asia

Many Asian utility stocks fell dramatically in value, as the Asian currency crisis continued to make headlines during the reporting period. Although we maintained a low weighting in Asia because we felt that the financial turmoil could worsen, we will still search for Asian securities with low risk and high-return potential.

Looking forward

We are optimistic about prospects for global utility companies because these firms generally are able to deliver stable earnings and solid dividends even during periods of economic downturn. Additionally, global demand for gas, electric power and telecommunications appears to be growing, and many foreign utility markets are experiencing regulatory changes that could produce high levels of revenue for utility firms in the future. In the U.S., which remains a core investment area for the fund, uncertainty caused by the electric utility deregulation seems to be subsiding, and many utility stocks have experienced significant declines in their share prices and now appear to be attractively valued. This could make it easier for us to discover bargain stocks in the near future.

Of course, there are special risks involved with investing globally in a non-diversified fund. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

We thank you for your participation in Franklin Global Utilities Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

Sally E. Haff
Portfolio Manager
Franklin Global Utilities Fund

PERFORMANCE SUMMARY

Class I

Franklin Global Utilities Fund - Class I posted a -10.61% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 31, the fund delivered a +130.74% cumulative total return since inception on July 2, 1992.

The fund's share price, as measured by net asset value, decreased $1.95, from $17.36 on April 30, 1998, to $15.41 on October 31, 1998. During the reporting period, shareholders received per-share distributions of 11.4 cents ($0.114) in income dividends. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Global Utilities Fund - Class I
Periods ended 10/31/98

                                                                     SINCE
                                                                   INCEPTION
                                 1-YEAR      3-YEAR      5-YEAR     (7/2/92)
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1          9.18%      53.49%      70.17%     130.74%

AVERAGE ANNUAL TOTAL RETURN2      2.88%      13.09%       9.90%      13.06%

VALUE OF $10,000 INVESTMENT3    $10,288     $14,464     $16,033     $21,748

                       10/31/94    10/31/95    10/31/96    10/31/97    10/31/98
--------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4  -1.27%      12.29%      18.16%      18.98%       9.18%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge. Past expense reductions by the fund's manager increased the fund's total returns. Without this waiver, the fund's total return would have been lower.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Class II

Franklin Global Utilities Fund - Class II posted a -11.00% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 33, the fund delivered a +67.24% cumulative total return since inception on May 1, 1995.

The fund's share price, as measured by net asset value, decreased $1.97, from $17.25 on April 30, 1998, to $15.28 on October 31, 1998. During the reporting period, shareholders received per-share distributions of 7.74 cents ($0.0774) in income dividends. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Global Utilities Fund - Class II
Periods ended 10/31/98

                                                                   SINCE
                                                                 INCEPTION
                                           1-YEAR      3-YEAR     (5/1/95)
-------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                    8.39%      50.45%      67.24%
AVERAGE ANNUAL TOTAL RETURN2                6.36%      14.21%      15.50%
VALUE OF $10,000 INVESTMENT3               $10,636    $14,898      $16,561

                                           10/31/96    10/31/97    10/31/98
-------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4                      17.48%      18.15%      8.39%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of purchase.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include sales charges.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN MIDCAP GROWTH FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 89 of this report.

Your Fund's Goal: Franklin MidCap Growth Fund seeks long-term capital growth by investing primarily in equity securities of medium-capitalization companies - those with a market capitalization between $200 million and $5 billion.

This semiannual report of Franklin MidCap Growth Fund covers the six months ended October 31, 1998, a period of severe volatility for the U.S. stock market. Even though the market's momentum began to wane in the spring, investors' desire for liquidity continued to boost the share prices of many large-cap companies. However, by the end of the period, Asia's economic crisis, Russia's financial meltdown, and political uncertainty in Washington contributed to investors' anxiety concerning the entire market. Fearing that the financial turmoil overseas would adversely affect the U.S. economy, the Federal Reserve Board lowered the federal funds rate in September, and again in October. Believing the U.S. would not experience a recession, many investors gained confidence and the market rallied. Although many mid-cap stocks outperformed their larger counterparts in October, the Standard & Poor's(R) (S&P) MidCap 400 Index underperformed the S&P 500 Stock Index during the period as a whole. Within this environment, Franklin MidCap Growth Fund posted a -21.33% six-month cumulative total return, as discussed in the Performance Summary on page 37.

The latter half of the reporting period was especially difficult for the fund as several of our healthcare holdings were negatively impacted by investor concerns about pressure on managed-care companies to lower their rates. Some of our positions in the technology services sector also fell in value due to expenses related to solving the Y2K (Year 2000) problem.

Taking advantage of market declines, we invested in firms with diversified product lines, sustainable competitive advantages and proven earnings records. For example, we increased our weighting in the real estate investment trust
(REIT) sector by purchasing shares of Equity Residential Properties Trust, which owns multifamily properties containing apartment units, and Cornerstone Properties Inc., a developer in central business districts and major metropolitan markets. We also found opportunities in other sectors and initiated positions in CMS Energy Corp., an operator of gas and electric utilities; AptarGroup Inc., a major manufacturer of consumer products dispensing systems; and U.S. Foodservice Inc., one of the nation's largest food service distributors.

During the reporting period, we sold our shares of companies whose valuations appeared excessive or fundamentals seemed to be deteriorating. For instance, we eliminated our position in ESC Medical Systems Ltd., a developer of medical devices, and U.S. Filter Corp., a provider of industrial and municipal water and wastewater treatment systems.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we remain optimistic about growth opportunities for mid-cap growth companies. In our opinion, they offer the best features of small- and large-cap stocks. Medium-cap companies tend to be more established and more stable than smaller companies, but unlike large-cap companies, which can offer greater stability, they generally are still growing rapidly. Of course, there are risks associated with investing in a fund seeking long-term capital growth from small- to medium-size companies with less certain growth prospects and greater sensitivity to changing economic conditions than large-cap companies. These and other risks are discussed further in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for participating in Franklin MidCap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

/s/ Edward B. Jamieson
Portfolio Manager
Franklin MidCap Growth Fund

PERFORMANCE SUMMARY

Franklin MidCap Growth Fund posted a -21.33% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 38, the fund delivered a +29.59% cumulative total return for the three-year period ended October 31, 1998.

The fund's share price, as measured by net asset value, decreased $3.72, from $17.44 on April 30, 1998, to $13.72 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin MidCap Growth Fund
Periods ended 10/31/98

                                                                       SINCE
                                                                     INCEPTION
                                   1-YEAR5     3-YEAR5     5-YEAR5   (8/17/93)5
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1           -14.11%      29.59%      66.83%    71.67%
AVERAGE ANNUAL TOTAL RETURN2       -19.05%       6.90%       9.47%     9.68%
VALUE OF $10,000 INVESTMENT3        $8,095     $12,217     $15,721    $16,180

                          10/31/94  10/31/95    10/31/96    10/31/97    10/31/98
--------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4      1.52%    26.81%      19.00%      26.79%     -14.11%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
5. On January 2, 1996, the fund changed its investment objective, strategy and investment adviser.

Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total return would have been lower. All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN NATURAL RESOURCES FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 94 of this report.

Your Fund's Goal: Franklin Natural Resources Fund seeks long-term capital appreciation by investing at least 65% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.

This semiannual report of Franklin Natural Resources Fund covers the six months ended October 31, 1998. During this time, financial and political turmoil in Asia, Latin America and Russia led to severe volatility in global stock markets. As a result of investor concerns about a possible global economic slowdown, demand for energy, chemicals, steel and paper declined. Many commodity prices fell, and the profitability of some natural resources companies were negatively impacted. Within this environment, Franklin Natural Resources Fund - Class I posted a -25.70% six-month cumulative total return, as discussed in the Performance Summary on page 42.

Throughout the reporting period, we invested in what we believed to be well-managed companies with fast-growing, highly efficient, technologically advanced operations in the sectors shown in the chart to the right. Rather than purchasing stocks solely on the assumption that commodity prices would rise, we bought stock in companies we felt would fare best due to rapid production growth, asset or technological edge, or lower costs, even in a flat-to-declining commodity price environment.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Energy Minerals, which was the fund's largest sector weighting, adversely affected the fund's performance, as sluggish demand and high inventories led to declining crude oil and natural gas prices. Crude oil prices dropped from on $15.48 per barrel on April 30, 1998, to $11.61 on June 15, before rising to $14.45 at the end of October, and natural gas prices slid to two-year lows during the reporting period. Taking advantage of these declines, we added to our holdings of YPF, SA, an integrated Argentine oil and gas company which reduced costs and, in our opinion, is well positioned to benefit from strong demand for hydrocarbon in Latin America. We also augmented our positions in Newfield
Exploration Co., an independent exploration and production company; Varco International Inc., a major provider of technologically advanced drilling equipment; and Transocean Offshore Inc., one of the world's leading manufacturers of deepwater drilling rigs. Our low exposure to the international integrated oil and gas sector also hurt the fund's performance.

During the reporting period, many natural resources companies consolidated in an attempt to cut costs, improve their market share and diversify their service capabilities. The British Petroleum Co. Ltd. merged with Amoco Corp., one of our holdings, creating one of the world's leading integrated oil and gas companies. In the forest products and paper industry, Bowater Inc., another holding, acquired Halla Pulp & Paper Co. Ltd.'s Korean assets and Avenor Inc.'s North
American assets. Consolidation also occurred in the chemicals sector, with Hercules Inc. buying BetzDearborn Inc., one of our positions in the chemicals sector.

Looking forward, we anticipate a period of balanced supply and demand conditions for a wide range of natural resources in the near future. In our opinion, this should lead to moderate growth and sustained levels of profitability for low-cost producers in commodity-related industries. Recent evidence of OPEC production cutbacks and non-OPEC production declines also adds to our belief that the stocks of energy companies offer significant value under today's depressed conditions. It is important to remember, however, that investing in the fund involves the special risks of investing in a non-diversified, sector fund, as well as the currency volatility and political, economic or regulatory uncertainty associated with foreign, and especially developing market, investing.

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for participating in Franklin Natural Resources Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

/s/ Suzanne W. Killea
Portfolio Manager
Franklin Natural Resources Fund

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I
Franklin Natural Resources Fund - Class I posted a -25.70% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 43, the fund delivered a +28.40% cumulative total return since inception on June 5, 1995.

The fund's share price, as measured by net asset value, decreased $4.04, from $15.46 on April 30, 1998, to $11.42 on October 31, 1998. During the reporting period, shareholders received per-share distributions of 7.4 cents ($0.074) in income dividends. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Natural Resources Fund - Class I
Periods ended 10/31/98

                                                                   SINCE
                                                                 INCEPTION
                                           1-YEAR      3-YEAR     (6/5/95)
------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                  -28.40%      29.83%      28.40%
AVERAGE ANNUAL TOTAL RETURN2              -32.51%       6.97%       5.76%
VALUE OF $10,000 INVESTMENT3              $6,749      $12,241     $12,102

                                          10/31/96    10/31/97    10/31/98
------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4                     46.74%      23.58%     -28.40%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge. The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total return would have been lower. The waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates in countries where the fund invests. You may have a gain or loss when you sell your shares.

Advisor Class

Franklin Natural Resources Fund - Advisor Class posted a -25.52% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, decreased $4.06, from $15.48 on April 30, 1998, to $11.42 on October 31, 1998. During the reporting period, shareholders received per-share distributions of 12.1 cents ($0.121) in income dividends. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Natural Resources Fund - Advisor Class
Periods ended 10/31/98

                                                                  SINCE
                                                                INCEPTION
                                          1-YEAR*     3-YEAR*    (6/5/95)*
----------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                  -28.05%      30.75%     29.31%
AVERAGE ANNUAL TOTAL RETURN1              -28.05%       9.35%      7.84%
VALUE OF $10,000 INVESTMENT2              $7,195      $13,075     $12,931

                                          10/31/96    10/31/97    10/31/98
----------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN*,3                   46.74%      23.84%     -28.05%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -15.58%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.

3. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge. The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN SMALL CAP GROWTH FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 100 of this report.

Your Fund's Goal: Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies - those with a market capitalization of less than $1.5 billion at the time of investment.

The six  months  ended  October  31,  1998  proved  to be a  difficult  time for small-cap stocks in general and the Franklin Small Cap Growth Fund in particular. Because liquid, large-cap shares were viewed as a safe haven by investors concerned about a global economic slowdown, small-cap stocks underperformed their larger counterparts. The Russell(R) 2500 Index, which measures the performance of small cap stocks, dropped 18.51%, whereas the Dow Jones(R) Industrial Average, which is representative of large, blue chip equities, declined only 4.33%.* Within this environment, Franklin Small Cap Growth Fund - Class I posted a -23.79% six-month cumulative total return, as discussed in the Performance Summary on page 50.

*Source: Standard & Poor's(R) Micropal. Dow Jones Industrial Average's total return is calculated by Wilshire Associates Inc. Price depreciation includes reinvested dividends. One cannot invest directly in an index.

Our investment style of buying growth stocks at a reasonable price led us to invest in many companies we consider to have strong long-term potential, but did not fare well in the face of a potential economic slowdown. For example, our shares of Atwood Oceanics Inc., an operator of deep-water drilling rigs, fell 48.6% during the six months under review. But since deep water is believed to be a fertile source of oil, it remains a focus of major exploration and production efforts. Because the number of companies which supply deep water rigs is limited, we feel that Atwood has strong growth potential.

Believing that use of the internet and corporate intranets could lead to substantial growth for technology companies into the next century, we added to some of our holdings in that sector. For example, we increased our position in Etec Systems Inc., a developer of electron and laser beam systems applied in the manufacture of integrated circuits. We also augmented our holdings of 24/7 Media Inc., Entrust Technologies Inc., and BroadVision Inc., all of which help companies set up internet commerce systems.

During the reporting period, our holdings of Access Health Inc., Pharmaceutical Product Development Inc., and Serologicals Corp. appreciated in value, as many investors bestowed favor upon industries that were relatively immune to cyclical influences and had low exposure to international markets. The stock prices of some of our technology holdings, including VERITAS Software Corp. and Gemstar International Group Ltd., also rose because both companies delivered earnings that exceeded many analysts' expectations.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

On October 31, 1998, the fund's top 10 holdings were significantly different than they were at the beginning of the reporting period. Wind River Systems Inc. became one of our largest positions because we added to our holdings early in the period and its share price appreciated following analyst upgrades of its stock. We also took advantage of market volatility to add to or initiate positions in Newfield Exploration Co., Waters Corp., Gemstar International Group Ltd., Novellus Systems Inc., Intuit Inc., and Uniphase Corp.

Seven companies fell from the fund's top 10 holdings as their shares declined in value. These included Atwood Oceanics Inc. and Barrett Resources Corp., two energy firms adversely affected by lower oil prices. Due to investor concerns about slowing economic growth, the stock prices of Komag Inc., Etec Systems Inc., Tekelec, Carpenter Technology Corp., and Tommy Hilfiger Corp. fell.

Looking forward, we are optimistic about the prospects for small-cap stocks. Although shares of small-cap companies have been out of favor for the past few years, they may substantially outperform large cap stocks in the future. Following the U.S. bear markets of 1974 and 1990, small-cap stocks performed better than large-caps for a time. In our opinion, the same could be true again when economies worldwide have stabilized.

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Of course, there are risks involved in investing in a fund seeking long-term growth from small or relatively new or unseasoned companies. These risks, which include relatively small revenues, limited product lines and small market share, are further discussed in the fund's prospectus.

We thank you for your participation in Franklin Small Cap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

/s/ Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund

PERFORMANCE SUMMARY

Class I

Franklin Small Cap Growth Fund - Class I posted a -23.79% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 51, the fund delivered a +166.43% cumulative total return since inception on February 14, 1992.

The fund's share price, as measured by net asset value, decreased $6.17, from $25.93 on April 30, 1998, to $19.76 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Small Cap Growth Fund - Class I
Periods ended 10/31/98

                                                                         SINCE
                                                                       INCEPTION
                                    1-YEAR      3-YEAR      5-YEAR     (2/14/92)
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1           -16.94%      32.37%     106.92%      166.43%
AVERAGE ANNUAL TOTAL RETURN2       -21.72%       7.66%      14.29%       14.70%
VALUE OF $10,000 INVESTMENT3       $7,828      $12,477     $19,497      $25,111

                              10/31/94  10/31/95  10/31/96  10/31/97  10/31/98
--------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4         16.38%    34.31%    24.85%    27.65%    -16.94%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual returns may differ.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual returns may differ.

4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include the initial sales charge. Past expense reductions by the fund's manager increased the fund's total returns. Without this waiver, the fund's total return would have been lower.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Class II

Franklin Small Cap Growth Fund - Class II posted a -24.04% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 53, the fund delivered a +26.04% cumulative total return since inception on October 2, 1995.

The fund's share price, as measured by net asset value, decreased $6.15, from $25.58 on April 30, 1998, to $19.43 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Small Cap Growth Fund - Class II
Periods ended 10/31/98

                                                                SINCE
                                                              INCEPTION
                                       1-YEAR      3-YEAR     (10/2/95)
----------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1               -17.52%      29.48%      26.04%
AVERAGE ANNUAL TOTAL RETURN2           -19.14%       8.64%       7.45%
VALUE OF $10,000 INVESTMENT3            $8,086     $12,822     $12,477

                                       10/31/96    10/31/97    10/31/98
----------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4                  23.96%      26.64%      -17.52%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include the initial sales charge.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Advisor Class

Franklin Small Cap Growth Fund - Advisor Class posted a -23.65% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, decreased $6.15, from $26.00 on April 30, 1998, to $19.85 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Small Cap Growth Fund - Advisor Class
Periods ended 10/31/98

                                                                       SINCE
                                                                     INCEPTION
                                   1-YEAR*     3-YEAR*     5-YEAR*   (2/14/92)*
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1           -16.60%     33.18%     108.18%     168.06%
AVERAGE ANNUAL TOTAL RETURN1       -16.60%     10.02%      15.79%      15.82%
VALUE OF $10,000 INVESTMENT2       $8,340     $13,318     $20,818     $26,806

                            10/31/94  10/31/95  10/31/96   10/31/97   10/31/98
--------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN*,3    16.38%      34.31%   24.85%     27.91%    -16.60%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 1.57%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.

3. One-year total return represents the change in value of an investment over the periods ended on the specified dates.

Past expense reductions by the fund's manager increased the fund's total returns. Without this waiver, the fund's total return would have been lower.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN STRATEGIC INCOME FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 109 of this report.

Your Fund's Goal: Franklin Strategic Income Fund seeks a high level of current income, with capital preservation over the long term as a secondary objective. The fund uses an active asset allocation process and invests in securities of foreign governments, U.S. and foreign high yield fixed-income securities, asset-backed securities, preferred stock, common stock that pays dividends, and income-producing securities convertible into common stock of such companies.

Although domestic inflation remained in check during this reporting period, the financial markets recently experienced increased volatility as a result of several factors. Concerns regarding the financial health of certain emerging markets, including Russia, precipitated much of the capital markets' initial downward movement. Subsequently, an outlook for slowing global economic growth combined with the well-publicized difficulties of various financial institutions caused a "flight to quality" toward U.S. Treasuries and reduced liquidity for lower-rated, higher-risk securities.

By diversifying across the six distinct asset classes listed above in the fund's goal, Franklin Strategic Income Fund was able to lessen the overall impact from this price volatility. Anticipating declining market stability, the fund increased its exposure to U.S. government securities, while moderately reducing its weighting in the equity-sensitive convertible securities market during the first half of the reporting period. Nonetheless, the fund's cumulative total return over the past six months was still negatively impacted, declining by 3.11%. At the same time, valuations in such sectors as mortgage-backed securities, high yield corporate bonds and emerging market fixed-income securities became more attractively priced. The fund took advantage of rather dramatic price fluctuations and increased its exposure to those countries and companies, within impacted sectors, that maintained favorable fundamental outlooks, believing that they should provide attractive, long-term risk-adjusted returns to our shareholders.

Portfolio Breakdown
Franklin Strategic Income Fund
Based on Total Net Assets

                                    APRIL 30, 1998     OCTOBER 31, 1998
-----------------------------------------------------------------------

High Yield Corporate Bonds              28.0%                29.2%
Emerging Market Bonds                   23.7%                23.6%
International Bonds                     15.9%                14.2%
Convertible Securities                  10.1%                 7.1%
Mortgage Securities                      7.6%                10.5%
U.S. Government Bonds                    4.8%                 8.6%
Preferred Stock (Non-Convertible)        0.6%                 0.2%
Cash & Equivalents                       9.3%                 6.6%

High Yield Corporate Bonds - During the second half of the reporting period, the high yield sector came under pressure due to concerns about a domestic economic slowdown and a decline in trading liquidity. We selectively added to positions that we viewed as fundamentally sound but that had, nonetheless, experienced price declines resulting from this broader sector sell-off. At the beginning of fourth quarter 1998, credit measures for high yield corporate issuers remained generally healthy. The fund attempted to focus its high yield security holdings on names we believed were better positioned to weather a temporary economic slowdown. At the end of the period the portfolio remained moderately overweighted in the high yield sector, due to its favorable, long-term total return prospects and currently depressed pricing levels.

The fund maintained meaningful exposure to the telecommunications sectors, as the forecasted growth in demand for telephone and data telecommunications services over the next several years appeared robust. During the period, we added to existing positions in competitive local exchange carriers Intermedia Communications and Nextlink Communications, Inc., as well as fiber-optic network provider Level 3 Communications, as these companies' longer-term credit improvement outlook remained positive. Given the recent concerns about an economic slowdown, certain of the portfolio's more defensive holdings provided strong relative returns. Ball Corp., a recent fund purchase, is one of the world's largest beverage can manufacturers. The steady credit improvement expectation for this more recession-resistant company bolstered its securities' prices. We also added to our position in Cablevision Systems Corp. (CSC Holdings), one of the country's largest cable companies. The prospect for increasing sales growth from new services, as well as the utility-like nature of the company's base revenue streams, has supported Cablevision's security prices over the past several months. Finally, during the period Sullivan Broadcasting, a television broadcaster, was purchased by Sinclair Broadcasting. As a result of this transaction, the fund was able to sell its Sullivan bonds and common shares back to the company at a substantial premium.

Emerging Markets - During the past six months, concerns ignited by Russia's financial crisis depressed prices in the emerging market fixed-income sector. Although this decline was related partly to concerns about slowing global economic growth, technical factors, including trading illiquidity and the flight to quality across capital markets, appeared to drive much of the sell-off. Despite a moderate reduction in the portfolio's emerging markets exposure prior to the August 1998 decline, the fairly substantial, across-the-board drop in emerging market bond prices negatively impacted the fund's performance.

Once again, the fund took advantage of this increased volatility to add selectively to its positions in those countries with more favorable, long-term fundamental outlooks. We focused this sector's core investments in Latin America. During the period we increased our positions in Mexico and Argentina, while reducing our exposure to Brazil and Venezuela. We had no exposure to Russia prior to its publicized difficulties in August, but subsequently initiated a small position in Russian bonds at significantly discounted levels.

The fund was moderately overweighted in this sector at the end of the reporting period, although volatility is expected to remain relatively high over the near term. We believe that, at recent, depressed price levels, the long-term prospect for total return from selected countries in this sector appears favorable.

TOP FIVE COUNTRY HOLDINGS
Based on Total Net Assets
10/31/98

U.S.               51.46%
Mexico              6.68%
Argentina           3.78%
United Kingdom      3.50%
Germany             3.32%

International - The decline in global interest rates helped drive returns in Franklin Strategic Income Fund's international holdings. Additionally, the fund continued to selectively hedge its non-dollar foreign currency exposure in an attempt to maximize its dollar-based total returns. Toward the end of the period we moderately reduced hedged international positions, as the likelihood for further, significant dollar appreciation began to decline. Over the past six months, the portfolio's exposure to the international bond sector remained relatively constant, as the opportunities to benefit from currency fluctuations were somewhat offset by the relatively low, nominal interest rates offered in many developed foreign countries.

Within Europe, Germany remained the fund's top holding. We increased exposure to the U. K. and Belgium while reducing our relative position sizes in Spain, Denmark and Sweden. In the dollar-bloc countries, the fund reduced its weightings in Canada, while maintaining its exposure to Australia and New Zealand.

Convertible Securities - The broad domestic equity markets experienced a meaningful correction during the period, as the prospect for slower corporate earnings growth caused stock market valuations to recede from their historically high levels. The fund reduced its exposure to the convertible sector, prior to its August decline, as the higher equity valuations limited the number of attractive investment candidates. Although we held a moderately underweighted position in this sector at the end of the reporting period, recent declines in the equity and convertible securities markets may provide an opportunity to increase our holdings at more attractive valuations going forward.

During the reporting period, the fund initiated a position in Texas Utilities Co., one of the largest electric companies in the U.S. As a result of an improving operating outlook and declining interest rates, this investment has already performed strongly for the portfolio. Another new convertible sector holding, Omnicare, is the country's largest independent pharmacy operator. We believe Omnicare is well-positioned to benefit from growth in its target market over the next several years, and the company's recent stock price declines provided an attractive entry point to purchase its convertible securities.

U.S. Government Securities - The combination of modest inflationary pressures, the prospect of slowing economic growth and a flight to quality across the capital markets led to a significant U.S. interest rate decline over the past six months. In the first half of the reporting period, the fund nearly doubled its exposure to the U.S. government sector, as the prospect for further interest rate declines appeared more evident. However, with subdued inflationary pressures, the portfolio remained modestly underweighted in this sector at the end of the period because, at recent interest-rate levels, the total return potential for U.S. government securities appeared more limited.

U.S. Mortgage-Backed Securities - During the reporting period, increasing refinancing risk and mortgage-backed securities' lower trading liquidity offset the positive effect of lower domestic interest rates. Consequently, yields for domestic mortgage-backed securities relative to Treasuries neared record highs during the period, and the fund took advantage of this spread widening to moderately increase its exposure to the sector.

Looking Forward
While global economic growth may slow in the fourth quarter of 1998 and early 1999, the outlook for subdued inflation, combined with an eventual return to normal liquidity levels in the capital markets, should bolster securities of fundamentally sound countries and companies. As the markets begin to stabilize, the fund should benefit from its significant positions in selected high yield, emerging market and mortgage-backed securities. Although we anticipate global developed-market interest rates will remain low over the near term, their recent levels promise more limited total return potential, accounting for the portfolio's moderate exposure to the U.S. government and developed international sectors. In the future, we will continue to look for opportunities to enhance long-term returns, while reducing overall volatility by actively managing the fund's sector and security allocations.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Christopher J. Molumphy
Portfolio Manager
Franklin Strategic Income Fund

PERFORMANCE SUMMARY

Class I
Franklin Strategic Income Fund - Class I produced a -3.11% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 64, the fund delivered a +32.08% cumulative total return for the three-year period ended October 31, 1998.

The fund's share price, as measured by net asset value, decreased 77 cents, from $11.24 on April 30, 1998, to $10.47 on October 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 42.2 cents ($0.422) per share. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

DIVIDEND DISTRIBUTIONS
Franklin Strategic Income Fund
Class I
5/1/98-10/31/98

Month               Dividend per share
May                      7.5 cents
June                     7.5 cents
July                     6.8 cents
August                   6.8 cents
September                6.8 cents
October                  6.8 cents

Total                    42.2 cents



Performance
Franklin Strategic Income Fund - Class I
Periods ended 10/31/98

                                                                    SINCE
                                                                  INCEPTION
                                            1-YEAR      3-YEAR     (6/1/94)
------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                    +2.69%     +32.08%     +55.44%
AVERAGE ANNUAL TOTAL RETURN2                -1.65%      +8.14%      +9.43%
VALUE OF $10,000 INVESTMENT3                $9,835     $12,646     $14,889

DISTRIBUTION RATE4                 7.47%
30-DAY STANDARDIZED YIELD5         8.05%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. Distribution rate is based on an annualization of October's 6.8 cent per share monthly dividend and the maximum offering price of $10.93 on October 31, 1998. 5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower and the yield for the period would have been 7.63%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made.
Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Class II

Franklin Strategic Income Fund - Class II produced a -3.50% cumulative total return from May 1, 1998, the date these shares became available, to the end of the reporting period on October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, decreased 72 cents, from $11.19 on May 1, 1998, to $10.47 on October 31, 1998. During the reporting period, shareholders received income distributions totaling 32.8 cents ($0.328) per share. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

DIVIDEND DISTRIBUTIONS
Franklin Strategic Income Fund
Class I
6/1/98-10/31/98

Month               Dividend per share
June                     7.12 cents
July                     6.42 cents
August                   6.42 cents
September                6.42 cents
October                  6.42 cents

Total                    32.8 cents


Performance
Franklin Strategic Income Fund - Class II
Period ended 10/31/98
                                               SINCE INCEPTION
                                                   (5/1/98)
-----------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                           -3.50%
AGGREGATE TOTAL RETURN2                            -5.37%
VALUE OF $10,000 INVESTMENT3                       $9,463

DISTRIBUTION RATE4              7.28%
30-DAY STANDARDIZED YIELD5      7.91%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Aggregate total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable. Since the fund has existed for less than one year, the figures represent aggregate total return from inception; therefore, average annual total returns are not provided.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the period indicated and include sales charges.

4. Distribution rate is based on an annualization of October's 6.42 cent per share monthly dividend and the maximum offering price of $10.58 on October 31, 1998.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.

The fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and the yield for the period would have been 7.49%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made.
Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Biotechnology Discovery Fund
                                                                                        Class I
                                                                           ---------------------------------------
                                                                           Six Months Ended
                                                                           October 31, 1998   Year Ended April 30,
                                                                                              --------------------
                                                                              (unaudited)            19981
                                                                           ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................      $26.89             $25.00
                                                                           ---------------------------------------
Income from investment operations:
 Net investment loss .....................................................        (.09)              (.05)
 Net realized and unrealized gains (losses) ..............................       (3.87)              1.99
                                                                           ---------------------------------------
Total from investment operations .........................................       (3.96)              1.94
                                                                           ---------------------------------------
Less distributions from net realized gains ...............................       --                  (.05)
                                                                           ---------------------------------------
Net asset value, end of period ...........................................      $22.93             $26.89
                                                                           =======================================
Total return*.............................................................      (14.73%)             7.78%

Ratios/supplemental data
Net assets, end of period (000's).........................................      $68,823            $73,546
Ratios to average net assets:
 Expenses ................................................................        2.00%**            1.50%**
 Expenses excluding waiver and payments by affiliate .....................        2.00%**            1.61%**
 Net investment loss .....................................................        (.76%)**           (.44%)**
Portfolio turnover rate ..................................................       67.33%             75.50%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period September 15, 1997 (effective date) to April 30, 1998.

                                        See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)
 Franklin Biotechnology Discovery Fund                                                              SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
 a  Common Stocks 80.6%
    Biotechnology 50.4%
    Agouron Pharmaceuticals, Inc. .................................................                 10,000    $ 387,500
    Alteon, Inc. ..................................................................                115,000      395,313
    Amgen, Inc. ...................................................................                 35,300    2,773,256
    Chiron Corp. ..................................................................                135,000    3,037,500
    CuraGen Corp. .................................................................                151,000      868,250
    GelTex Pharmaceuticals, Inc. ..................................................                 40,000    1,000,000
    Genentech, Inc. ...............................................................                 20,000    1,432,500
    Genzyme Corp. (General Division) ..............................................                 40,000    1,682,500
    Gilead Sciences, Inc. .........................................................                100,000    2,837,500
    IDEC Pharmaceuticals Corp. ....................................................                 70,000    2,091,250
    ImClone Systems, Inc. .........................................................                100,000      887,500
    LifeCell Corp. ................................................................                237,500    1,076,184
    Ligand Pharmaceuticals, Inc., Class B..........................................                200,000    2,175,000
    Neurogen Corp. ................................................................                107,500    1,464,688
    SangStat Medical Corp. ........................................................                 40,000      830,000
    Synaptic Pharmaceutical Corp. .................................................                140,000    2,178,750
    Texas Biotechnology Corp. .....................................................                350,000    1,268,750
    TRANSGENE SA, Sponsored ADR (France)...........................................                125,000    1,828,125
    Triangle Pharmaceuticals, Inc. ................................................                150,000    1,743,750
    Vertex Pharmaceuticals, Inc. ..................................................                 75,000    1,978,125
    Vical, Inc. ...................................................................                115,000    1,495,000
    ViroPharma, Inc. ..............................................................                 70,000    1,268,750
                                                                                                            -----------
                                                                                                             34,700,191
                                                                                                            -----------
    Major Pharmaceuticals 4.2%
    Chiroscience Group Plc. (United Kingdom).......................................                623,000    2,921,258
                                                                                                            -----------
    Medical Specialties 14.8%
    Anesta Corp. ..................................................................                 40,600      677,513
    Aradigm Corp. .................................................................                116,600    1,355,475
    DepoTech Corp. ................................................................                182,300      267,762
    Heska Corp. ...................................................................                210,000    1,036,875
    Inhale Therapeutic Systems.....................................................                125,000    3,281,250
    Molecular Devices Corp. .......................................................                 52,500      997,500
    SYNSORB Biotech, Inc. (Canada).................................................                278,000      557,078
    Zonagen, Inc. .................................................................                125,000    1,984,375
                                                                                                            -----------
                                                                                                             10,157,828
                                                                                                            -----------
    Other Pharmaceuticals 9.4%
    Algos Pharmaceutical Corp. ....................................................                 52,500    1,345,313
    Aviron.........................................................................                146,000    2,774,000
    Cell Therapeutics, Inc. .......................................................                137,500      309,375
    CollaGenex Pharmaceuticals, Inc. ..............................................                 25,000      243,750
    Medicis Pharmaceutical Corp., Class A..........................................                 30,000    1,503,750
    Nastech Pharmaceutical, Inc. ..................................................                 50,000      250,000
                                                                                                            -----------
                                                                                                              6,426,188
                                                                                                            -----------
    Precision Instruments 1.8%
    The Perkin-Elmer Corp. ........................................................                 15,000    1,264,688
                                                                                                            -----------
    Total Long Term Investments (Cost $63,266,852).................................                          55,470,153
                                                                                                            -----------


                                                                                                 PRINCIPAL
 Franklin Biotechnology Discovery Fund                                                             AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
 c  Repurchase Agreement 12.5%

    Joint Repurchase Agreement, 5.350%, 11/02/98,
    (Maturity Value $8,608,990) (Cost $8,605,154)..................................             $8,605,154  $ 8,605,154
     Barclays Capital Group, Inc. (Maturity Value $884,867)
     Chase Securities, Inc. (Maturity Value $884,867)
     CIBC Wood Gundy Securities Corp. (Maturity Value $884,867)
     Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $884,867)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $884,867)
     Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $645,187)
     Greenwich Capital Markets, Inc. (Maturity Value $884,867)
     NationsBanc Montgomery Securities, L.L.C. (Maturity Value $884,867)
     Paribas Corp. (Maturity Value $884,867)
     SBC Warburg Dillon Read, Inc. (Maturity Value $884,867)
      Collateralized by U.S. Treasury Bills and Notes
                                                                                                            -----------
    Total Investments (Cost $71,872,006) 93.1%.....................................                          64,075,307
    Other Assets, less Liabilities 6.9%............................................                           4,747,247
                                                                                                            -----------
    Net Assets 100.0%..............................................................                         $68,822,554
                                                                                                            ===========


aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.



FRANKLIN STRATEGIC SERIES
Financial Highlights


Franklin Blue Chip Fund
                                                                                        Class I
                                                                        ---------------------------------------
                                                                        Six Months Ended
                                                                        October 31, 1998   Year Ended April 30,
                                                                                          ---------------------
                                                                            (unaudited)    1998       19971
                                                                        ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................       $12.46     $10.85      $10.00
                                                                        ---------------------------------------
Income from investment operations:
 Net investment income ................................................          .01        .09         .09
 Net realized and unrealized gains (losses) ...........................         (.35)      1.67         .82
                                                                        ---------------------------------------
Total from investment operations.......................................         (.34)      1.76         .91
                                                                        ---------------------------------------
Less distributions from:
 Net investment income ................................................        --          (.06)       (.06)
 Net realized gains ...................................................        --          (.09)         --
                                                                        ---------------------------------------
Total distributions ...................................................        --          (.15)       (.06)
                                                                        ---------------------------------------
Net asset value, end of period ........................................       $12.12     $12.46      $10.85
                                                                        =======================================
Total return*..........................................................        (2.73%)    16.41%       9.14%

Ratios/supplemental data
Net assets, end of period (000's) .....................................      $22,323    $16,836       $5,600
Ratios to average net assets:
 Expenses .............................................................         1.25%**    1.25%       1.25%**
 Expenses excluding waiver and payments by affiliate ..................         1.64%**    1.95%       2.22%**
 Net investment income ................................................          .48%**    1.04%       1.07%**
Portfolio turnover rate ...............................................        11.12%     57.67%      11.14%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period June 3, 1996 (effective date) to April 30, 1997.

                                        See notes to financial statement


FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)

 Franklin Blue Chip Fund                                                               COUNTRY      SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
    Common Stocks 86.8%
    Consumer Durables 2.1%
    Sony Corp. ........................................................                Japan         3,700    $ 234,961
    Toyota Motor Corp. ................................................                Japan        10,000      240,281
                                                                                                             -----------
                                                                                                                475,242
                                                                                                             -----------
    Consumer Non-Durables 17.1%
    Bestfoods..........................................................            United States     6,200      337,900
    Gillette Co. ......................................................            United States     8,200      368,488
    Kao Corp. .........................................................                Japan        12,000      243,028
    L'OREAL............................................................               France           365      208,543
    Nestle, SA, Registered Shares......................................             Switzerland        185      393,456
    Nike, Inc., Class B................................................            United States     5,600      244,650
    Panamerican Beverages, Inc., A Shares..............................               Mexico        10,400      210,600
    PepsiCo, Inc. .....................................................            United States     6,600      222,750
    Philip Morris Cos., Inc. ..........................................            United States     6,500      332,313
    Procter & Gamble Co. ..............................................            United States     4,200      373,275
    The Coca-Cola Co. .................................................            United States     6,800      459,850
    Wm. Wrigley Jr. Co. ...............................................            United States     5,300      428,969
                                                                                                             -----------
                                                                                                              3,823,822
                                                                                                             -----------
    Consumer Services 2.2%
    Disney (Walt) Co. .................................................            United States     9,400      253,213
    McDonald's Corp. ..................................................            United States     3,400      227,375
                                                                                                             -----------
                                                                                                                480,588
                                                                                                             -----------
    Electronic Technology 10.2%
   aApplied Materials, Inc. ...........................................            United States     7,400      256,688
   aCisco Systems, Inc. ...............................................            United States     3,975      250,425
    Compaq Computer Corp. .............................................            United States     4,500      142,312
    Ericsson (L.M.) Telecommunications, Sponsored ADR..................               Sweden        14,500      328,063
    Hewlett-Packard Co. ...............................................            United States     5,400      325,013
    Intel Corp. .......................................................            United States     4,000      356,750
    Lucent Technologies, Inc. .........................................            United States       722       57,895
    Molex, Inc. .......................................................            United States     8,500      303,343
    Motorola, Inc. ....................................................            United States     4,900      254,800
                                                                                                             -----------
                                                                                                              2,275,289
                                                                                                             -----------
    Energy Minerals 5.7%
    British Petroleum Co., Plc., Sponsored ADR.........................           United Kingdom     3,357      296,885
    Exxon Corp. .......................................................            United States     5,200      370,500
    Royal Dutch Petroleum Co., New York Shares ........................             Netherlands      7,800      384,150
    YPF, SA, Sponsored ADR ............................................              Argentina       7,300      211,244
                                                                                                             -----------
                                                                                                              1,262,779
                                                                                                             -----------
    Finance 11.7%
    American International Group, Inc. ................................            United States     6,912      589,248
    Citigroup, Inc. ...................................................            United States     5,250      247,078
    Fannie Mae.........................................................            United States     5,300      375,306
    HSBC Holding, Plc. ................................................           United Kingdom    15,989      372,989
    Finance (cont.)
    J.P. Morgan & Co., Inc. ...........................................            United States     2,200    $ 207,350
    Merrill Lynch & Co., Inc. .........................................            United States     3,900      231,075
    The Charles Schwab Corp. ..........................................            United States     7,000      335,562
    Tokio Marine & Fire Insurance Co., Sponsored ADR...................                Japan         4,400      253,000
                                                                                                             -----------
                                                                                                              2,611,608
                                                                                                             -----------
    Health Technology 12.1%
    Abbott Laboratories ...............................................            United States     5,000      234,688
    Eli Lilly & Co. ...................................................            United States     4,400      356,125
    Johnson & Johnson..................................................            United States     4,000      326,000
    Medtronic, Inc. ...................................................            United States     5,600      364,000
    Merck & Co., Inc. .................................................            United States     2,900      392,225
    Novartis, AG.......................................................             Switzerland        230      414,430
    Roche Holding, AG..................................................             Switzerland         28      326,699
    Smithkline Beecham, Plc. ..........................................           United Kingdom    23,186      288,883
                                                                                                             -----------
                                                                                                              2,703,050
                                                                                                             -----------
    Industrial Services 4.6%
   aThe AES Corp. .....................................................            United States    11,000      450,312
    Brambles Industries, Ltd. .........................................              Australia      12,700      277,302
    Schlumberger, Ltd. ................................................            United States     6,000      315,000
                                                                                                             -----------
                                                                                                              1,042,614
                                                                                                             -----------
    Non-Energy Minerals .8%
    De Beers Consolidated Mines, AG, ADR ..............................            South Africa     12,200      175,375
                                                                                                             -----------
    Process Industries 6.1%
    Avery Dennison Corp. ..............................................            United States     9,300      385,369
    Hutchison Whampoa, Ltd. ...........................................              Hong Kong      38,000      272,270
    Monsanto Co. ......................................................            United States     5,100      207,188
    Praxair, Inc. .....................................................            United States     5,900      237,475
    Sigma-Aldrich Corp. ...............................................            United States     8,200      253,432
                                                                                                             -----------
                                                                                                              1,355,734
                                                                                                             -----------
    Producer Manufacturing 4.6%
    General Electric Co. ..............................................            United States     5,400      472,500
    Minnesota Mining and Manufacturing Co. ............................            United States     4,200      336,000
    Xerox Corp. .......................................................            United States     2,200      213,124
                                                                                                             -----------
                                                                                                              1,021,624
                                                                                                             -----------
    Retail Trade .8%
    Wal-Mart Stores, Inc. .............................................            United States     2,600      179,400
                                                                                                             -----------
    Technology Services 3.8%
    First Data Corp. ..................................................            United States     9,600      254,400
   aMicrosoft Corp. ...................................................            United States     1,200      127,050
   aOracle Corp. ......................................................            United States     8,500      251,281
    SAP, AG............................................................               Germany          500      213,742
                                                                                                             -----------
                                                                                                                846,473
                                                                                                             -----------
    Utilities and Telecommunications 5.0%
   aAirTouch Communications, Inc. .....................................            United States     3,400    $ 190,400
    Bellsouth Corp. ...................................................            United States     2,300      183,569
    Enron Corp. .......................................................            United States     5,800      305,950
    Telefonica de Espana, Sponsored ADR ...............................                Spain         1,591      217,868
    VEBA, AG...........................................................               Germany        4,100      225,027
                                                                                                             -----------
    ...................................................................                                       1,122,814
                                                                                                             -----------
    Total Long Term Investments (Cost $17,474,285).....................                                      19,376,412
                                                                                                             -----------

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT
                                                                                                  ---------
 c  Repurchase Agreement 13.6%
    Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity Value $3,029,704)
  (Cost $3,028,354)....................................................            United States  $3,028,354  3,028,354
    Barclays Capital Group, Inc. (Maturity Value $311,393)
    Chase Securities, Inc. (Maturity Value $311,393)
    CIBC Wood Gundy Securities Corp. (Maturity Value $311,393)
    Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $311,393)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $311,393)
    Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $227,167)
    Greenwich Capital Markets, Inc. (Maturity Value $311,393)
    NationsBanc Montgomery Securities, L.L.C. (Maturity Value $311,393)
    Paribas Corp. (Maturity Value $311,393)
    SBC Warburg Dillon Read, Inc. (Maturity Value $311,393)
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                             -----------
    Total Investments (Cost $20,502,639) 100.4%........................                                      22,404,766
    Other Assets, less Liabilities (.4%)...............................                                         (82,262)
                                                                                                             -----------
    Net Assets 100.0%..................................................                                     $22,322,504
                                                                                                             ===========


aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.


FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin California Growth Fund
                                                                                     Class I
                                                     ---------------------------------------------------------------------
                                                     Six Months Ended
                                                     October 31, 1998                  Year Ended April 30,
                                                                      ----------------------------------------------------
                                                        (unaudited)      1998      1997      1996       1995      1994
                                                     ---------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                      $24.97        $19.35    $18.26    $14.03     $12.05    $10.21
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income .............                         .06           .14       .13       .20        .16       .14
 Net realized and unrealized gains (losses)                (3.37)         6.48      1.51      6.03       3.04      2.43
                                                     ---------------------------------------------------------------------
Total from investment operations ...                       (3.31)         6.62      1.64      6.23       3.20      2.57
                                                     ---------------------------------------------------------------------
Less distributions from:
 Net investment income .............                        (.04)         (.14)     (.12)     (.23)      (.12)     (.15)
 Net realized gains ................                          --          (.86)     (.43)    (1.77)     (1.10)     (.58)
                                                     ---------------------------------------------------------------------
Total distributions ................                        (.04)        (1.00)     (.55)    (2.00)     (1.22)     (.73)
                                                     ---------------------------------------------------------------------
Net asset value, end of period .....                      $21.62        $24.97    $19.35    $18.26     $14.03    $12.05
                                                     =====================================================================

Total return*.......................                      (13.29%)       34.98%     8.94%    47.42%     29.09%    25.55%

Ratios/supplemental data
Net assets, end of period (000's) ..                      $661,395     $721,254   $282,898  $81,175    $13,844    $4,646
Ratios to average net assets:
 Expenses ..........................                        1.04%**        .99%     1.08%      .71%       .25%      .09%
 Expenses excluding waiver and payments
  by affiliate........................                      1.04%**        .99%     1.08%     1.09%      1.27%     1.89%
 Net investment income .............                         .60%**        .67%      .84%     1.42%      1.63%     1.16%
Portfolio turnover rate ............                       17.62%        48.52%    44.81%    61.82%     79.52%   135.12%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.


FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

Franklin California Growth Fund (cont.)
                                                                                            Class II
                                                                          -----------------------------------------
                                                                          Six Months Ended
                                                                          October 31, 1998    Year Ended April 30,
                                                                                             ----------------------
                                                                             (unaudited)     1998           19971
                                                                          -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................            $24.81       $19.27         $18.05
                                                                          -----------------------------------------
Income from investment operations:
 Net investment income (loss) .....................................              (.01)          --            .05
 Net realized and unrealized gains (losses) .......................             (3.35)        6.43           1.65
                                                                          -----------------------------------------
Total from investment operations ..................................             (3.36)        6.43           1.70
                                                                          -----------------------------------------
Less distributions from:
 Net investment income ............................................                --         (.03)          (.05)
 Net realized gains ...............................................                --         (.86)          (.43)
                                                                          -----------------------------------------
Total distributions ...............................................                --         (.89)          (.48)
                                                                          -----------------------------------------
Net asset value, end of period ....................................            $21.45       $24.81         $19.27
                                                                          =========================================

Total return*......................................................            (13.58%)      34.02%          9.32%

Ratios/supplemental data
Net assets, end of period (000's) .................................           $125,962     $122,701        $24,556
Ratios to average net assets:
 Expenses .........................................................              1.80%**      1.74%          1.86%**
 Net investment income (loss) .....................................              (.16%)**     (.10%)          .05%**
Portfolio turnover rate ...........................................             17.62%       48.52%         44.81%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period September 3, 1996 (effective date) to April 30, 1997.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)

  Franklin California Growth Fund                                                SHARES         VALUE
--------------------------------------------------------------------------------------------------------
  Common Stocks 90.1%
 aCommercial Services 1.8%
 fRemedyTemp, Inc., Class A..............................................       375,000      $ 6,843,750
  Robert Half International, Inc. .......................................       175,000        7,021,875
                                                                                             -----------
                                                                                              13,865,625
                                                                                             -----------
  Consumer Durables 3.8%
 aActivision, Inc. .......................................................      350,000        3,696,875
 aElectronic Arts, Inc. ..................................................      250,000       10,281,250
  K2, Inc. ...............................................................      250,000        2,750,000
  Mattel, Inc. ...........................................................      375,000       13,453,125
                                                                                             -----------
                                                                                              30,181,250
                                                                                             -----------
  Consumer Non-Durables 2.1%
 aAurora Foods, Inc. .....................................................      150,000        2,625,000
  Clorox Co. .............................................................      110,000       12,017,500
 aGolden State Vintners, Inc., Class B....................................      150,000        1,575,000
                                                                                             -----------
                                                                                              16,217,500
                                                                                             -----------
  Consumer Services 2.6%
  Disney (Walt) Co. ......................................................       75,000        2,020,313
 aFoodmaker, Inc. ........................................................       50,000          790,625
 aIDG Books Worldwide, Inc. ..............................................       72,600        1,125,300
  The McClatchy Co., Class A .............................................      175,000        5,939,063
  United Television, Inc. ................................................       60,000        6,615,000
 aUnivision Communications Inc., Class A .................................      125,000        3,687,500
                                                                                             -----------
                                                                                              20,177,801
                                                                                             -----------
  Electronic Technology 22.3%
 a3com Corp. .............................................................      200,000        7,212,500
 aApplied Materials, Inc. ................................................      150,000        5,203,125
 aApplied Micro Circuits Corp. ...........................................      300,000        7,200,000
 aCisco Systems, Inc. ....................................................      337,500       21,262,500
 aCoherent, Inc. .........................................................      375,000        4,406,250
 aCom21, Inc. ............................................................       96,900        1,453,500
 aComputer Sciences Corp. ................................................      250,000       13,187,500
 aCypress Semiconductor Corp. ............................................      600,000        6,675,000
 aEtec Systems, Inc. .....................................................      150,000        5,081,250
 aFlextronics International Ltd. .........................................      175,000        9,089,063
  Hewlett-Packard Co. ....................................................      175,000       10,532,813
  Intel Corp. ............................................................      100,000        8,918,750
 aJavelin Systems, Inc. ..................................................      185,000        1,295,000
 aKLA-Tencor Corp. .......................................................      125,000        4,609,375
  Linear Technology Corp. ................................................      125,000        7,453,125
  Northrop Grumman Corp. .................................................       75,000        5,981,250
 aSanmina Corp. ..........................................................      125,000        5,125,000
 aSeagate Technology, Inc. ...............................................      375,000        9,890,625
 aSolectron Corp. ........................................................      125,000        7,156,250
 aSpectra-Physics Lasers, Inc. ...........................................      176,500        1,318,243
 aSun Microsystems, Inc. .................................................      250,000       14,562,500
  Electronic Technology (cont.)
 aUniphase Corp. .........................................................      180,000      $ 8,910,000
 aXilinx, Inc. ...........................................................      200,000        8,931,260
                                                                                             -----------
                                                                                             175,454,879
                                                                                             -----------
  Energy Minerals 6.2%
  Atlantic Richfield Co. (ARCO)...........................................      175,000       12,053,125
  Chevron Corp. ..........................................................      175,000       14,262,500
 aNuevo Energy Co. .......................................................      325,000        6,885,938
  Ultramar Diamond Shamrock Corp. ........................................      300,000        8,081,250
  Unocal Corp. ...........................................................      225,000        7,635,938
                                                                                             -----------
                                                                                              48,918,751
                                                                                             -----------
  Finance 8.7%
 aBA Merchant Services, Inc., Class A.....................................      525,000        8,531,250
  The Charles Schwab Corp. ...............................................      150,000        7,190,625
  Countrywide Credit Industries, Inc. ....................................      225,000        9,717,188
 aE*TRADE Group, Inc. ....................................................      150,000        2,700,000
 aFreedom Securities Corp. ...............................................       95,900        1,306,638
  Mercury General Corp. ..................................................       50,000        2,125,000
 aPBOC Holdings, Inc. ....................................................      250,000        2,406,250
  Providian Financial Corp. ..............................................      150,000       11,906,250
 aSilicon Valley Bancshares...............................................      375,000        7,687,500
  The PMI Group, Inc. ....................................................       40,000        2,017,500
  Washington Mutual, Inc. ................................................      168,750        6,317,578
  Zenith National Insurance Corp. ........................................      250,000        6,390,619
                                                                                             -----------
                                                                                              68,296,398
                                                                                             -----------
  Health Services 2.0%
 a,fCohr, Inc. ...........................................................      425,000        1,275,000
  McKesson Corp. .........................................................       85,000        6,545,000
 aTotal Renal Care Holdings, Inc. ........................................      325,000        7,962,500
                                                                                             -----------
                                                                                              15,782,500
                                                                                             -----------
  Health Technology 4.3%
 aChiron Corp. ...........................................................      300,000        6,750,000
 aDura Pharmaceuticals, Inc. .............................................      150,000        1,809,375
 aInhale Therapeutic Systems..............................................      325,000        8,531,250
  Mentor Corp. ...........................................................      100,000        1,700,000
 aMolecular Devices Corp. ................................................      200,000        3,800,000
  Mylan Laboratories, Inc. ...............................................      181,424        6,247,789
 aNanogen, Inc. ..........................................................      175,000          875,000
 aThe Cooper Companies, Inc. .............................................      175,000        4,156,250
                                                                                             -----------
                                                                                              33,869,664
                                                                                             -----------
  Industrial Services 3.0%
 aCatalytica, Inc. .......................................................      375,000        6,093,750
 aEmcon...................................................................      275,400          963,900
  Granite Construction, Inc. .............................................      325,000       10,826,563
 aVarco International, Inc. ..............................................      550,000        5,946,875
                                                                                             -----------
                                                                                              23,831,088
                                                                                             -----------
  Process Industries 1.3%
  Avery Dennison Corp. ...................................................      250,000     $ 10,359,375
                                                                                             -----------
  Producer Manufacturing 2.1%
  Reliance Steel & Aluminum Co. ..........................................      225,000        6,960,938
 aSimpson Manufacturing Co., Inc. ........................................      100,000        3,275,000
  Superior Industries International, Inc. ................................      250,000        6,546,875
                                                                                             -----------
                                                                                              16,782,813
                                                                                             -----------
  Real Estate 7.2%
  Alexandria Real Estate Equities, Inc. ..................................      175,000        4,670,313
  AMB Property Corp. .....................................................      325,000        7,475,000
  Arden Realty, Inc. .....................................................      475,000       10,271,875
  Burnham Pacific Properties, Inc. .......................................      600,000        7,875,000
 aCatellus Development Corp. .............................................      325,000        4,468,750
  Innkeepers USA Trust....................................................      200,000        2,300,000
  Irvine Apartment Communities, Inc. .....................................      200,000        5,250,000
 ePacific Retail Trust....................................................      359,922        3,984,337
  Spieker Properties, Inc. ...............................................      300,000       10,350,000
                                                                                             -----------
                                                                                              56,645,275
                                                                                             -----------
 aRetail Trade 5.1%
  Cost Plus, Inc. ........................................................      200,000        6,000,000
  Costco Co., Inc. .......................................................      150,000        8,512,500
  Federated Department Stores, Inc. ......................................       75,000        2,882,813
  Office Depot, Inc. .....................................................      250,000        6,250,000
  Safeway, Inc. ..........................................................      310,000       14,821,875
  Software.net Corp. .....................................................      200,000        1,850,000
                                                                                             -----------
                                                                                              40,317,188
                                                                                             -----------
 aTechnology Services 9.8%
  Actuate Software Corp. .................................................       44,200          469,625
  Brio Technology, Inc. ..................................................       74,600          615,450
  BroadVision, Inc. ......................................................      125,000        1,875,000
  Clarify, Inc. ..........................................................      250,000        3,406,250
  Documentum, Inc. .......................................................       75,000        2,550,000
  EarthLink Network, Inc. ................................................       50,000        1,925,000
  HNC Software, Inc. .....................................................      300,000       10,087,500
  i2 Technologies, Inc. ..................................................      100,000        1,862,500
  Inprise Corp. ..........................................................      300,000        1,481,250
  Intuit, Inc. ...........................................................      163,800        8,271,900
  Micromuse, Inc. ........................................................      250,000        4,265,625
  PeopleSoft, Inc. .......................................................       50,000        1,059,375
  Synopsys, Inc. .........................................................      325,000       14,706,250
  Vantive Corp. ..........................................................      250,000        1,828,125
  VERITAS Software Corp. .................................................      175,000        8,771,875
  Wind River Systems, Inc. ...............................................      325,000       14,239,063
                                                                                             -----------
                                                                                              77,414,788
                                                                                             -----------

  Transportation 1.8%
  Air Express International Corp. ........................................      350,000      $ 7,350,000
  Expeditors International of Washington, Inc. ...........................      200,000        6,775,000
                                                                                             -----------
                                                                                              14,125,000
                                                                                             -----------
  Utilities and Telecommunications 6.0%
  aAirTouch Communications, Inc. .........................................      225,000       12,600,000
  American States Water Co. ..............................................      168,900        4,433,625
  California Water Service Group..........................................      180,000        4,747,500
  Edison International....................................................      450,000       11,868,750
  Sempra Energy...........................................................      512,785       13,332,410
                                                                                             -----------
                                                                                              46,982,285
                                                                                             -----------
  Total Common Stocks (Cost $659,758,904).................................                   709,222,180
                                                                                             -----------
  Preferred Stocks .6%
  Finance .6%
  Glenborough Realty Trust, cvt. pfd.,7.75% Series A .....................      240,000        4,605,000
                                                                                             -----------
  Total Preferred Stocks (Cost $6,000,000) ...............................                     4,605,000
                                                                                             -----------


                                                                                     PRINCIPAL
                                                                                      AMOUNT
                                                                                     ---------
  Convertible Bonds .3%
  Technology Services .3%
  Activision Inc., cvt. sub. notes, 144A, 6.75%, 1/01/05 ...................       $ 3,000,000        2,625,000
                                                                                                   ------------
  Total Convertible Bonds (Cost $3,000,000).................................                          2,625,000
                                                                                                   ------------
  Total Long Term Investments (Cost $668,758,904)...........................                        716,452,180
                                                                                                   ------------
  cRepurchase Agreement 8.9%
   Joint Repurchase Agreement, 5.350%, 11/02/98,
     (Maturity Value $70,202,366) (Cost $70,171,082)........................        70,171,082       70,171,082
   Barclays Capital Group, Inc. (Maturity Value $7,215,685)
   Chase Securities, Inc. (Maturity Value $7,215,685)
   CIBC Wood Gundy Securities Corp. (Maturity Value $7,215,685)
   Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $7,215,684)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $7,215,684)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $5,261,206)
   Greenwich Capital Markets, Inc. (Maturity Value $7,215,684)
   NationsBanc Montgomery Securities, L.L.C. (Maturity Value $7,215,685)
   Paribas Corp. (Maturity Value $7,215,684)
   SBC Warburg Dillon Read, Inc. (Maturity Value $7,215,684)
  Collateralized by U.S. Treasury Bills and Notes
                                                                                                   ------------
  Total Investments (Cost $738,929,986) 99.9%...............................                        786,623,262
  Other Assets, less Liabilities .1%........................................                            734,263
                                                                                                   ------------
  Net Assets 100.0% ........................................................                       $787,357,525
                                                                                                   ============


aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.
eSee Note 8 regarding restricted securities.
fSee Note 9 regarding holdings of 5% voting securities.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Global Health Care Fund
                                                                               Class I
                                                  -------------------------------------------------------------------
                                                  Six Months Ended
                                                  October 31, 1998               Year Ended April 30,
                                                                   --------------------------------------------------
                                                    (unaudited)     1998      1997      1996       1995       1994
                                                  -------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....             $19.28       $16.11    $19.34    $11.45     $10.43     $8.88
                                                  -------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...........               (.09)        (.14)     (.06)      .11        .08       .07
 Net realized and unrealized gains (losses)            (4.06)        4.58     (2.75)     8.96       1.56      1.86
                                                  -------------------------------------------------------------------
Total from investment operations ........              (4.15)        4.44     (2.81)     9.07       1.64      1.93
                                                  -------------------------------------------------------------------
Less distributions from:
 Net investment income ..................              --            (.09)     (.04)     (.13)      (.06)     (.08)
 Net realized gains .....................              --           (1.18)     (.38)    (1.05)      (.56)     (.30)
                                                  -------------------------------------------------------------------
Total distributions .....................              --           (1.27)     (.42)    (1.18)      (.62)     (.38)
                                                  -------------------------------------------------------------------
Net asset value, end of period ..........             $15.13       $19.28    $16.11    $19.34     $11.45    $10.43
                                                  ===================================================================

Total return*............................             (21.52%)      28.22%   (14.71%)   82.78%     16.33%    21.93%

Ratios/supplemental data
Net assets, end of period (000's) .......            $111,930     $176,545   $150,653  $108,914   $12,906     $5,795
Ratios to average net assets:
 Expenses ...............................               1.32%**      1.15%     1.14%      .73%       .25%      .10%
 Expenses excluding waiver and payments by affiliate    1.32%**      1.15%     1.14%     1.16%      1.37%     1.74%
 Net investment income (loss) ...........               (.91%)**     (.67%)    (.39%)     .50%       .80%      .68%
Portfolio turnover rate .................               9.97%       66.84%    73.17%    54.78%     93.79%   110.82%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.


FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

Franklin Global Health Care Fund (cont.)
                                                                                           Class II
                                                                        --------------------------------------------
                                                                        Six Months Ended
                                                                        October 31, 1998     Year Ended April 30,
                                                                                             -----------------------
                                                                           (unaudited)       1998         19971
                                                                        --------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................               $19.17         $16.07       $17.37
                                                                        --------------------------------------------
Income from investment operations:
 Net investment loss .........................................                 (.11)          (.20)        (.07)
 Net realized and unrealized gains (losses) ..................                (4.08)          4.48         (.85)
                                                                        --------------------------------------------
Total from investment operations .............................                (4.19)          4.28         (.92)
                                                                        --------------------------------------------
Less distributions from net realized gains ...................                --             (1.18)        (.38)
                                                                        --------------------------------------------
Net asset value, end of period ...............................               $14.98         $19.17       $16.07
                                                                        ============================================

Total return*.................................................               (21.86%)        27.22%       (5.47%)

Ratios/supplemental data
Net assets, end of period (000's) ............................              $18,806        $25,321      $10,099
Ratios to average net assets:
 Expenses ....................................................                 2.07%**        1.90%        1.92%**
 Net investment loss .........................................                (1.66%)**      (1.44%)      (1.29%)**
Portfolio turnover rate ......................................                 9.97%         66.84%       73.17%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period September 3, 1996 (effective date) to April 30, 1997.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)

  Franklin Global Health Care Fund                                                 SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
  Common Stocks 85.7%
  aBiotechnology 7.8%
  Ligand Pharmaceuticals, Class B...............................................  325,000       $ 3,534,371
  Neurogen Corp. ...............................................................  124,600         1,697,675
  Noven Pharmaceutical, Inc. ...................................................  113,800           462,313
  Vertex Pharmaceuticals, Inc. .................................................  170,000         4,483,750
                                                                                               ------------
                                                                                                 10,178,109
                                                                                               ------------
  Generic Drugs 6.5%
  Mylan Laboratories, Inc. .....................................................  249,000         8,574,938
                                                                                               ------------
  aHospital/Nursing Management 4.1%
  New American Healthcare Corp. ................................................  170,700         1,813,688
  Tenet Healthcare Corp. .......................................................  125,000         3,492,188
                                                                                               ------------
                                                                                                  5,305,876
                                                                                               ------------
  Major Pharmaceuticals 5.2%
  Novartis, AG (Switzerland)....................................................    2,900         5,225,418
  SmithKline Beecham, Plc., Sponsored ADR (United Kingdom)......................   25,000         1,593,750
                                                                                               ------------
                                                                                                  6,819,16
                                                                                               ------------
  Managed Health Care 1.7%
  United Healthcare Corp. ......................................................   50,000         2,178,125
                                                                                               ------------
  aMedical Electronics 1.9%
  OrthoLogic Corp. .............................................................  500,000         1,562,500
  Somnus Medical Technologies, Inc. ............................................  290,000           906,250
                                                                                               ------------
                                                                                                  2,468,750
                                                                                               ------------
  Medical Specialties 27.8%
  aAnesta Corp. ................................................................   75,000         1,251,563
  aBoston Scientific Corp. .....................................................   50,000         2,721,875
  a,fCIMA Labs, Inc. ...........................................................  437,500         1,093,750
  Cochlear, Ltd. (Australia)....................................................  225,000         1,134,891
  aDepoTech Corp. ..............................................................  350,000           514,080
  aESC Medical Systems, Ltd. (Israel)...........................................  430,500         3,497,813
  aHeska Corp. .................................................................  125,000           617,188
  aInhale Therapeutic Systems ..................................................  251,400         6,599,250
  Mentor Corp. .................................................................  120,000         2,040,000
  aMolecular Devices Corp. .....................................................  270,000         5,130,000
  aSerologicals Corp. ..........................................................  338,650         7,661,956
  aZonagen, Inc. ...............................................................  260,000         4,127,500
                                                                                               ------------
                                                                                                 36,389,866
                                                                                               ------------
  Medical/Dental Distributors 1.1%
  Cardinal Health, Inc. ........................................................   15,000         1,418,438
                                                                                               ------------
  aMedical/Nursing Services 12.0%
  Pediatrix Medical Group, Inc. ................................................   62,100         2,895,413
  Renal Care Group, Inc. .......................................................  300,000         8,737,500
  Total Renal Care Holdings, Inc. ..............................................  163,200         3,998,400
                                                                                               ------------
                                                                                                 15,631,313
                                                                                               ------------
  aOther Pharmaceuticals 4.6%
  Algos Pharmaceutical Corp. ...................................................  200,000       $ 5,125,000
  Dura Pharmaceuticals, Inc. ...................................................   75,000           904,688
                                                                                               ------------
                                                                                                  6,029,688
                                                                                               ------------
  Services To The Health Industry 13.0%
  aAccess Health, Inc. .........................................................  175,000         6,278,124
  a,fCohr, Inc. ................................................................  405,500         1,216,500
  HBO & Co. ....................................................................  100,000         2,625,000
  aHealthcare Recoveries, Inc. .................................................  210,000         2,126,250
  aPharmaceutical Product Development, Inc. ....................................  100,000         2,700,000
  aTransitions Systems, Inc. ...................................................  200,000         2,087,500
                                                                                               ------------
                                                                                                 17,033,374
                                                                                               ------------
  Total Long Term Investments (Cost $125,105,897)...............................                112,027,645
                                                                                               ------------

                                                                                         PRINCIPAL
                                                                                           AMOUNT
                                                                                         ---------
  cRepurchase Agreement 11.5%
  Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity Value $15,103,312)
   (Cost $15,096,582)..............................................................      $15,096,582     15,096,582
   Barclays Capital Group, Inc. (Maturity Value $1,552,380)
   Chase Securities, Inc. (Maturity Value $1,552,380)
   CIBC Wood Gundy Securities Corp. (Maturity Value $1,552,380)
   Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $1,552,380)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,552,380)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $1,131,892)
   Greenwich Capital Markets, Inc. (Maturity Value $1,552,380)
   NationsBanc Montgomery Securities, L.L.C. (Maturity Value $1,552,380)
   Paribas Corp. (Maturity Value $1,552,380)
   SBC Warburg Dillon Read, Inc. (Maturity Value $1,552,380 )
   Collateralized by U.S. Treasury Bills and Notes
                                                                                                       ------------
  Total Investments (Cost $140,202,479) 97.2%...................................                        127,124,227
  Other Assets, less Liabilities 2.8%...........................................                          3,611,917
                                                                                                       ------------
  Net Assets 100.0% ............................................................                       $130,736,144
                                                                                                       ============


aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.
fSee Note 9 regarding holdings of 5% voting securities.


FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Global Utilities Fund
                                                                                     Class I
                                                  -----------------------------------------------------------------------------
                                                  Six Months Ended
                                                  October 31, 1998                     Year Ended April 30,
                                                                    -----------------------------------------------------------
                                                     (unaudited)      1998         1997          1996        1995       1994
                                                  -----------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........         $17.36        $14.46       $14.28       $12.23       $12.60     $11.36
                                                  -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income .......................            .16           .33          .42          .37          .42        .30
 Net realized and unrealized gains (losses)...          (2.00)         4.69         1.35         2.39         (.07)      1.28
                                                  -----------------------------------------------------------------------------
Total from investment operations..............          (1.84)         5.02         1.77         2.76          .35       1.58
                                                  -----------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................           (.11)         (.37)        (.38)        (.39)        (.36)      (.30)
 Net realized gains ..........................          --            (1.75)       (1.21)        (.32)        (.36)      (.04)
                                                  -----------------------------------------------------------------------------
Total distributions ..........................           (.11)        (2.12)       (1.59)        (.71)        (.72)      (.34)
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ...............         $15.41        $17.36       $14.46       $14.28       $12.23     $12.60
                                                  =============================================================================

Total return*.................................         (10.61%)       37.02%       12.94%       23.27%        3.17%     14.04%

Ratios/supplemental data
Net assets, end of period (000's) ............        $195,108      $226,594     $174,023     $167,225     $119,250    $124,188
Ratios to average net assets:
 Expenses ....................................           1.02%**       1.03%        1.00%        1.04%        1.12%       .84%
 Expenses excluding waiver and payments
  by affiliate................................           1.02%**       1.03%        1.00%        1.04%        1.12%      1.28%
 Net investment income .......................           1.97%**       2.02%        2.82%        2.85%        3.47%      2.95%
Portfolio turnover rate ......................          26.89%        45.51%       47.55%       50.51%       16.65%     16.28%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.


FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

Franklin Global Utilities Fund (cont.)
                                                                                     Class II
                                                             -------------------------------------------------
                                                             Six Months Ended
                                                             October 31, 1998       Year Ended April 30,
                                                                               -------------------------------
                                                                (unaudited)    1998       1997       1996
                                                             -------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................             $17.25       $14.37     $14.24     $12.23
                                                             -------------------------------------------------
Income from investment operations:
 Net investment income ..............................                .10          .24        .32        .37
 Net realized and unrealized gains (losses) .........              (1.99)        4.66       1.33       2.32
                                                             -------------------------------------------------
Total from investment operations ....................              (1.89)        4.90       1.65       2.69
                                                             -------------------------------------------------
Less distributions from:
 Net investment income ..............................               (.08)        (.27)      (.31)      (.36)
 Net realized gains .................................              --           (1.75)     (1.21)      (.32)
                                                             -------------------------------------------------
Total distributions .................................               (.08)       (2.02)     (1.52)      (.68)
                                                             -------------------------------------------------
Net asset value, end of period ......................             $15.28       $17.25     $14.37     $14.24
                                                             =================================================

Total return*........................................             (11.00%)      36.21%     12.04%     22.63%

Ratios/supplemental data
Net assets, end of period (000's) ...................            $15,892      $16,324     $8,467     $2,727
Ratios to average net assets:
 Expenses ...........................................               1.77%**      1.78%      1.77%     1.81%
 Net investment income ..............................               1.22%**      1.29%      1.98%     2.10%
Portfolio turnover rate .............................              26.89%       45.51%     47.55%     50.51%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)

  Franklin Global Utilities Fund                                         COUNTRY         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
  Common Stocks 89.1%
aElectronic Technology .5%
 Applied Micro Circuits Corp. ................................        United States      40,700        $ 976,800
                                                                                                       ---------
 Industrial Services 3.8%
aCogeneration Corp. of America...............................        United States     260,500         2,328,219
 The AES Corp. ...............................................        United States     140,000        5,731,250
                                                                                                       ---------
                                                                                                       8,059,469
                                                                                                       ---------
 Process Industries 2.4%
 VEBA, AG ....................................................           Germany         60,700        3,331,500
 Viag, AG.....................................................           Germany          2,600        1,764,521
                                                                                                       ---------
                                                                                                       5,096,021
                                                                                                       ---------
 Producer Manufacturing .3%
 Alcatel Alsthom..............................................           France           5,000          556,955
                                                                                                       ---------
aTechnology Services 1.4%
 Equant NV....................................................         Netherlands       69,300        3,031,875
                                                                                                       ---------
 Utilities and Telecommunications 80.7%
aAEM, SpA.....................................................            Italy       1,055,000        1,430,923
 AGL Resources, Inc. .........................................        United States      29,000          607,188
aAirTouch Communications, Inc. ...............................        United States     135,150        7,568,400
 Beijing Datang Power Generation Co., Ltd. ...................          Hong Kong       509,000          157,707
 Bell Atlantic Corp. .........................................        United States      60,000        3,187,500
 BSES, Ltd., 144A.............................................            India          21,400          263,220
 CINergy Corp. ...............................................        United States      67,000        2,311,500
 Coastal Corp. ...............................................        United States      68,000        2,397,000
 Companhia Paranaense de Energia-Copel, Sponsored ADR.........           Brazil          41,700          323,175
 Dominion Resources, Inc. ....................................        United States      40,000        1,847,500
 Duke Energy Corp. ...........................................        United States      95,701        6,190,658
 Edison International.........................................        United States     150,000        3,956,250
 Electricidade de Portugal, SA ...............................          Portugal         76,000        1,912,031
 Endesa, SA...................................................            Spain         110,000        2,767,149
 Enron Corp. .................................................        United States     127,000        6,699,250
 Entergy Corp. ...............................................        United States      77,000        2,213,750
 Espoon Sahko Oy, 144A........................................           Finland        195,000        4,547,478
 EVN, AG......................................................           Austria          3,360          478,663
 Florida Progress Corp. ......................................        United States      90,000        3,774,375
 FPL Group, Inc. .............................................        United States      39,000        2,439,938
aGlobal Crossing, Ltd. .......................................           Bermuda         49,500        1,423,125
aGlobal TeleSystems Group, Inc. ..............................        United States     145,300        5,821,081
 Grupo Iusacell, SA, Series D.................................           Mexico          44,400           26,751
aGrupo Iusacell, SA, Series L, Sponsored ADR..................           Mexico          53,200          365,750
 Hellenic Telecommunications Organization, SA.................           Greece         129,539        2,944,850
 Hong Kong Electric Holdings, Ltd. ...........................          Hong Kong       687,500        2,520,656
aICG Communications, Inc. ....................................        United States     240,000        4,965,000
aIntermedia Communications, Inc. .............................        United States     116,900        2,162,650
aMCI WorldCom, Inc. ..........................................        United States      50,000        2,762,500
 MDU Resources Group, Inc. ...................................        United States     133,200        3,538,125
 Utilities and Telecommunications (cont.)
aMillicom International Cellular, SA..........................         Luxembourg        60,000      $ 2,002,500
 Montana Power Co. ...........................................        United States      46,900        2,031,356
 National Fuel Gas Co. .......................................        United States     109,000        5,150,250
 National Power, Plc. ........................................       United Kingdom      97,500          845,782
 New Century Energies, Inc. ..................................        United States      50,000        2,415,625
 New Jersey Resources Corp. ..................................        United States     125,400        4,820,063
 Northwestern Corp. ..........................................        United States     191,600        4,730,125
 Pacific Gas & Electric Co. ..................................        United States     100,000        3,043,750
 PacifiCorp...................................................        United States     175,000        3,335,938
aPaging Network, Inc. ........................................        United States     175,000          962,500
 Pinnacle West Capital Corp. .................................        United States      80,000        3,505,000
 Portugal Telecom, SA.........................................          Portugal        119,900        5,685,477
 PowerGen, Plc. ..............................................       United Kingdom     104,626        1,484,920
aPrimus Telecommunications Group, Inc. .......................        United States     203,800        2,254,538
aRural Cellular Corp., Class A................................        United States      95,700        1,148,400
 SBC Communications, Inc. ....................................        United States     115,800        5,362,988
 Scottish Power, Plc. ........................................       United Kingdom     180,000        1,767,927
 Sempra Energy................................................        United States     264,668        6,881,368
 Southern Co. ................................................        United States     146,500        4,129,469
aSwisscom, AG ................................................         Switzerland       10,100        3,423,476
 TECO Energy, Inc. ...........................................        United States     100,000        2,762,500
 Telecom Italia, SpA .........................................            Italy       1,004,767        5,088,693
 Telefonica de Argentina, ADS.................................          Argentina        34,200        1,130,738
 Telefonica de Espana, Sponsored ADR .........................            Spain          27,110        3,712,376
 TNP Enterprises, Inc. .......................................        United States     140,000        4,725,000
 Tokyo Electric Power Co. ....................................            Japan          48,000        1,215,138
 Transportadora de Gas del Sur, SA, Sponsored ADR.............          Argentina       179,000        1,845,938
 TRICOM, SA, Sponsored ADR....................................     Dominican Republic   150,000          871,875
 Videsh Sanchar Nigam, Ltd., Sponsored GDR, 144A..............            India         140,000        1,470,000
 Washington Water Power Co. ..................................        United States      47,000          884,188
 Western Resources, Inc. .....................................        United States       1,700           59,497
 .............................................................                                       170,351,538
                                                                                                     -----------
 Total Common Stocks (Cost $146,036,866)......................                                       188,072,658
                                                                                                     -----------
 Convertible Preferred Stocks 3.9%
 eCMS Energy Trust I, 7.75% cvt. pfd. ........................        United States      35,000        1,892,188
 Nortel Inversora, SA, 10.00% cvt. pfd. ......................          Argentina        80,000        4,510,000
 Texas Utilities Co., 9.25% cvt. pfd. ........................        United States      31,000        1,747,625
                                                                                                       ---------
 Total Convertible Preferred Stocks (Cost $8,629,000).........                                         8,149,813
                                                                                                       ---------
 Total Long Term Investments (Cost $154,665,866)..............                                       196,222,471
                                                                                                     -----------

                                                                                      PRINCIPAL
  Franklin Global Utilities Fund                                        COUNTRY         AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------
 cRepurchase Agreement 7.0%
 Joint Repurchase Agreement, 5.350%, 11/02/98,
 (Maturity Value $14,780,940)
 (Cost $14,774,353) ..........................................        United States  $14,774,353    $ 14,774,353
 Barclays Capital Group, Inc. (Maturity Value $1,519,253)
 Chase Securities, Inc. (Maturity Value $1,519,253)
 CIBC Wood Gundy Securities Corp. (Maturity Value $1,519,252)
 Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $1,519,252)
 Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,519,252)
 Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $1,107,669)
 Greenwich Capital Markets, Inc. (Maturity Value $1,519,252)
 NationsBanc Montgomery Securities, L.L.C. (Maturity Value $1,519,253)
 Paribas Corp. (Maturity Value $1,519,252)
 SBC Warburg Dillon Read, Inc. (Maturity Value $1,519,252)
  Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $169,440,219) 100.0%.................                                       210,996,824
                                                                                                     -----------
 Other Assets, less Liabilities ..............................                                             3,115
                                                                                                     -----------
 Net Assets 100.0% ...........................................                                      $210,999,939
                                                                                                     ===========


aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.
eSee Note 8 regarding restricted securities.


FRANKLIN STRATEGIC SERIES
Financial Highlights


Franklin MidCap Growth Fund
                                                                               Class I
                                                 ------------------------------------------------------------------
                                                 Six Months Ended
                                                 October 31, 1998                Year Ended April 30,
                                                                  -------------------------------------------------
                                                    (unaudited)    1998      1997      1996       1995      19941
                                                 ------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .......          $17.44      $13.34    $14.24    $10.81     $10.05    $10.00
                                                 ------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)...............             .01       --         (.02)      .18        .21       .15
 Net realized and unrealized gains (losses)            (3.73)       4.66       .93      3.59        .77       .01
                                                 ------------------------------------------------------------------
Total from investment operations ...........           (3.72)       4.66       .91      3.77        .98       .16
                                                 ------------------------------------------------------------------
Less distributions from:
 Net investment income .....................           --          --         (.05)     (.21)      (.20)     (.08)
 Net realized gains ........................           --           (.56)    (1.76)     (.13)      (.02)     (.03)
                                                 ------------------------------------------------------------------
Total distributions ........................           --           (.56)    (1.81)     (.34)      (.22)     (.11)
                                                 ------------------------------------------------------------------
Net asset value, end of period .............          $13.72      $17.44    $13.34    $14.24     $10.81    $10.05
                                                 ==================================================================

Total return*...............................          (21.33%)     35.53%     6.31%    35.40%     10.06%     1.62%

Ratios/supplemental data
Net assets, end of period (000's) ..........          $29,163     $29,864   $12,853    $7,575     $5,591    $5,079
Ratios to average net assets:
 Expenses ..................................           1.22%**      1.17%     1.07%      .16%     --        --
 Expenses excluding waiver and payments
  by affiliate..............................           1.22%**      1.17%     1.07%      .96%       .98%      .91%**
 Net investment income (loss) ..............            .20%**      (.03%)    (.22%)    1.42%      2.12%     2.21%**
Portfolio turnover rate ....................          24.88%       50.16%    76.35%   102.65%    163.54%    70.53%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period August 17, 1993 (effective date) to April 30, 1994.


                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)

 Franklin MidCap Growth Fund                                                       SHARES        VALUE
-------------------------------------------------------------------------------------------------------
 Common Stocks 78.1%
aCommercial Services 4.3%
 Robert Half International, Inc. .......................................           6,900      $ 276,863
 Sylvan Learning Systems, Inc. .........................................          20,950        646,830
 U.S. Foodservice, Inc. ................................................           7,000        332,500
                                                                                             ----------
                                                                                              1,256,193
                                                                                             ----------
 Consumer Durables 2.7%
 Clayton Homes, Inc. ...................................................          27,375        422,602
aElectronic Arts, Inc. .................................................           6,500        267,313
 K2, Inc. ..............................................................           7,400         81,400
                                                                                             ----------
                                                                                                771,315
                                                                                             ----------
 Consumer Non-Durables 3.5%
 The Estee Lauder Cos., Inc., Class A...................................           8,300        544,169
aJones Apparel Group, Inc. .............................................          20,000        345,000
aTommy Hilfiger Corp. ..................................................           3,000        139,313
                                                                                             ----------
                                                                                              1,028,482
                                                                                             ----------
 Consumer Services 11.1%
aApollo Group, Inc, Class A.............................................          18,000        578,250
aChancellor Media Corp. ................................................          11,800        452,825
aDeVry, Inc. ...........................................................          25,200        554,400
aEducation Management Corp. ............................................           7,900        290,325
aHost Marriott Corp. ...................................................          18,000        261,000
 ITT Educational Services, Inc. ........................................          14,000        415,625
aStarbucks Corp. .......................................................           8,000        347,000
 The McClatchy Co., Class A.............................................           9,800        332,588
                                                                                             ----------
                                                                                              3,232,013
                                                                                             ----------
 Electronic Technology 7.8%
aAltera Corp. ..........................................................           7,900        328,838
aComputer Sciences Corp. ...............................................           6,000        316,500
 Linear Technology Corp. ...............................................           5,500        327,938
aMettler-Toledo International, Inc. ....................................          18,000        393,750
aSeagate Technology, Inc. ..............................................          11,500        303,313
aTellabs, Inc. .........................................................           5,800        319,000
aXilinx, Inc. ..........................................................           6,600        294,732
                                                                                             ----------
                                                                                              2,284,071
                                                                                             ----------
aEnergy Minerals .7%
 Barrett Resources Corp. ...............................................           8,500        200,281
                                                                                             ----------
 Finance 11.0%
 BankBoston Corp. ......................................................           5,200        191,425
 Countrywide Credit Industries, Inc. ...................................           9,500        410,281
 Espirito Santo Financial Group, ADR (Luxembourg).......................          11,400        192,375
 EVEREN Capital Corp. ..................................................           2,800         57,050
 Federated Investors, Inc. .............................................          19,200        344,400
 Financial Security Assurance Holdings, Ltd. ...........................           7,600        378,575
 Hartford Life, Inc., Class A...........................................           5,000        231,250
 HCC Insurance Holdings, Inc. ..........................................          18,000        322,875
 Providian Financial Corp. .............................................           4,300        341,313
 Finance (cont.)
 Reinsurance Group of America, Inc. ....................................           5,000      $ 275,625
 Republic New York Corp. ...............................................           4,000        167,250
 The PMI Group, Inc. ...................................................           6,000        302,625
                                                                                             ----------
                                                                                              3,215,044
                                                                                             ----------
aHealth Services 1.4%
 HEALTHSOUTH Corp. .....................................................          18,300        221,888
 Total Renal Care Holdings, Inc. .......................................           7,600        186,200
                                                                                             ----------
                                                                                                408,088
                                                                                             ----------
 Health Technology 3.1%
 Mentor Corp. ..........................................................           6,800        115,600
 Omnicare, Inc. ........................................................          12,000        414,750
aQuintiles Transnational Corp. .........................................           8,500        384,625
                                                                                             ----------
                                                                                                914,975
                                                                                             ----------
 Industrial Services 6.2%
aThe AES Corp. .........................................................           9,200        376,625
 Diamond Offshore Drilling, Inc. .......................................           6,000        184,125
aRepublic Services, Inc. ...............................................          15,000        328,125
 Transocean Offshore, Inc. .............................................          11,800        435,863
aVarco International, Inc. .............................................          17,400        188,138
 Waste Management, Inc. ................................................           6,500        293,313
                                                                                             ----------
                                                                                              1,806,189
                                                                                             ----------
 Process Industries 3.0%
 AptarGroup, Inc. ......................................................           8,000        214,000
 Bowater, Inc. .........................................................           3,200        130,600
aOwens-Illinois, Inc. ..................................................           8,000        244,500
 Sigma-Aldrich Corp. ...................................................           9,000        278,157
                                                                                             ----------
                                                                                                867,257
                                                                                             ----------
 Producer Manufacturing 2.4%
aGentex Corp. ..........................................................          20,200        296,688
 Mark IV Industries, Inc. ..............................................          13,450        206,794
aWeatherford International, Inc. .......................................           7,100        193,030
                                                                                             ----------
                                                                                                696,512
                                                                                             ----------
 Real Estate 3.8%
 Arden Realty, Inc. ....................................................          10,300        222,738
 Cornerstone Properties, Inc. ..........................................          12,600        195,300
 Equity Residential Properties Trust....................................           4,700        197,400
 MeriStar Hospitality Corp. ............................................          12,000        222,000
aSecurity Capital Group, Inc., Class B..................................          16,200        258,188
                                                                                             ----------
                                                                                              1,095,626
                                                                                             ----------
 Retail Trade 5.7%
aCost Plus, Inc. .......................................................          10,000        300,000
 Family Dollar Stores, Inc. ............................................          24,000        435,000
aGuitar Center, Inc. ...................................................           5,300         90,760
aOffice Depot, Inc. ....................................................          13,000        325,000
 Retail Trade (cont.)
aSafeway, Inc. .........................................................           8,000      $ 382,500
 Talbots, Inc. .........................................................           6,300        142,930
                                                                                             ----------
                                                                                              1,676,190
                                                                                             ----------
aTechnology Services 4.1%
 Affiliated Computer Services, Inc., Class A ...........................           8,500        314,500
 BMC Software, Inc. ....................................................           3,000        144,188
 Cambridge Technology Partners, Inc. ...................................           8,200        181,425
 Sterling Commerce, Inc. ...............................................           8,211        289,438
 Synopsys, Inc. ........................................................           5,600        253,400
                                                                                             ----------
                                                                                              1,182,951
                                                                                             ----------
 Transportation 3.2%
 C.H. Robinson Worldwide, Inc. .........................................          15,600        346,125
 Expeditors International of Washington, Inc. ..........................          17,000        575,875
                                                                                             ----------
                                                                                                922,000
                                                                                             ----------
 Utilities and Telecommunications 4.1%
 CMS Energy Corp. ......................................................           8,500        374,530
aICG Communications, Inc. ..............................................          11,000        227,560
aIntermedia Communications, Inc. .......................................           9,400        173,900
aMillicom International Cellular, SA (Luxembourg) ......................           6,800        226,950
 Montana Power Co. .....................................................           4,700        203,569
                                                                                             ----------
                                                                                              1,206,509
                                                                                             ----------
 Total Long Term Investments (Cost $21,523,954).........................                     22,763,696
                                                                                             ----------

                                                                                               PRINCIPAL
                                                                                                AMOUNT
                                                                                              -----------
 cRepurchase Agreement 21.8%
  Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity Value $6,363,492)
  (Cost $6,360,656).....................................................................       $6,360,656    6,360,656
  Barclays Capital Group, Inc. (Maturity Value $654,040)
  Chase Securities, Inc. (Maturity Value $654,040)
  CIBC Wood Gundy Securities Corp. (Maturity Value $654,040)
  Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $654,040)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $654,040)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $477,132)
  Greenwich Capital Markets, Inc. (Maturity Value $654,040)
  NationsBanc Montgomery Securities, L.L.C. (Maturity Value $654,040)
  Paribas Corp. (Maturity Value $654,040)
  SBC Warburg Dillon Read, Inc. (Maturity Value $654,040)
  Collateralized by U.S. Treasury Bills and Notes
                                                                                                            -----------
 Total Investments (Cost $27,884,610) 99.9% ............................................                     29,124,352
 Other Assets, less Liabilities .1% ....................................................                         38,681
                                                                                                            -----------
 Net Assets 100.0% .....................................................................                    $29,163,033
                                                                                                            ===========

aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.


FRANKLIN STRATEGIC SERIES
Financial Highlights


Franklin Natural Resources Fund
                                                                                  Class I
                                                             ------------------------------------------------
                                                             Six Months Ended
                                                             October 31, 1998       Year Ended April 30,
                                                                              -------------------------------
                                                                (unaudited)    1998       1997      19961
                                                             ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................             $15.46       $14.07    $13.14     $10.00
                                                             ------------------------------------------------
Income from investment operations:
 Net investment income ..............................                .06          .10       .09        .08
 Net realized and unrealized gains (losses) .........              (4.03)        2.26      1.25       3.22
                                                             ------------------------------------------------
Total from investment operations.....................              (3.97)        2.36      1.34       3.30
                                                             ------------------------------------------------
Less distributions from:
 Net investment income ..............................               (.07)        (.09)     (.09)      (.06)
 Net realized gains .................................              --            (.88)     (.32)      (.10)
                                                             ------------------------------------------------
Total distributions .................................               (.07)        (.97)     (.41)      (.16)
                                                             ------------------------------------------------
Net asset value, end of period.......................             $11.42       $15.46    $14.07     $13.14
                                                             ================================================
Total return*........................................             (25.70%)      17.57%    10.23%     33.36%

Ratios/supplemental data
Net assets, end of period (000's) ...................            $40,491      $62,274   $45,386     $9,909
Ratios to average net assets:
 Expenses ...........................................                .95%**       .96%      .98%       .99%**
 Expenses excluding waiver and payments by affiliate                1.41%**      1.31%     1.31%      1.77%**
 Net investment income ..............................                .92%**       .67%      .72%      1.16%**
Portfolio turnover rate .............................              33.22%       72.93%    46.31%     59.04%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period June 5, 1995 (effective date) to April 30, 1996.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

Franklin Natural Resources Fund (cont.)
                                                                                Advisor Class
                                                               -----------------------------------------
                                                               Six Months Ended
                                                               October 31, 1998    Year Ended April 30,
                                                                                 -----------------------
                                                                  (unaudited)     1998          19972
                                                               -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................      $15.48       $14.07       $14.66
                                                               -----------------------------------------
Income from investment operations:
 Net investment income .......................................         .06          .23        --
 Net realized and unrealized gains (losses) ..................       (4.00)        2.20         (.59)
                                                               -----------------------------------------
Total from investment operations .............................       (3.94)        2.43         (.59)
                                                               -----------------------------------------
Less distributions from:
 Net investment income .......................................        (.12)        (.14)       --
 Net realized gains ..........................................       --            (.88)       --
                                                               -----------------------------------------
Total distributions ..........................................        (.12)       (1.02)       --
                                                               -----------------------------------------
Net asset value, end of period ...............................      $11.42       $15.48       $14.07
                                                               -----------------------------------------

Total return*.................................................      (25.52%)      18.11%       (4.02%)

Ratios/supplemental data
Net assets, end of period (000's) ............................       $416         $892        $1,123
Ratios to average net assets:
 Expenses ....................................................         .65%**       .64%         .64%**
 Expenses excluding waiver and payments by affiliate .........        1.11%**      1.03%         .86%**
 Net investment income .......................................        1.22%**      1.02%        1.03%**
Portfolio turnover rate ......................................       33.22%       72.93%       46.31%


*Total return is not annualized.
**Annualized.
2For the period January 2, 1997 (effective date) to April 30, 1997.


                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)

                                                                                    SHARES/
 Franklin Natural Resources Fund                                    COUNTRY        WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------
 Common Stocks and Warrants 90.6%
 Energy Minerals 29.2%
 Atlantic Richfield Co. (ARCO) ...............................    United States      10,000     $ 688,750
 Austral Coal, Ltd. ..........................................      Australia       864,700        80,709
aBarrett Resources Corp. .....................................    United States      71,400     1,682,363
aBasin Exploration, Inc. .....................................    United States      40,900       654,400
 Chesapeake Energy Corp. .....................................    United States     170,000       329,375
aConoco, Inc., Class A........................................    United States      22,200       552,225
 Enron Oil and Gas Co. .......................................    United States      59,500       992,906
aGulf Canada Resources, Ltd. .................................       Canada         311,500     1,168,125
aNewfield Exploration Co......................................    United States      60,000     1,458,750
aNuevo Energy Co. ............................................    United States      44,000       932,250
aOcean Energy, Inc. ..........................................    United States      24,420       305,250
 Royal Dutch Petroleum Co., New York Shares...................     Netherlands       15,500       763,375
aTitan Exploration, Inc. .....................................    United States      51,600       303,150
 Ultramar Diamond Shamrock Corp. .............................    United States       8,800       237,050
 Unocal Corp. ................................................    United States      15,400       522,638
 YPF, SA, Sponsored ADR.......................................      Argentina        43,500     1,258,781
                                                                                               -----------
                                                                                               11,930,097
                                                                                               -----------
 Finance .9%
aUnited Rentals, Inc. ........................................    United States      13,000       349,375
                                                                                               -----------
 Industrial Services 21.3%
aThe AES Corp. ...............................................    United States      21,460       878,519
aAtwood Oceanics, Inc. .......................................    United States      19,800       556,875
aCal Dive International, Inc. ................................    United States      30,200       645,525
aCasella Waste Systems, Inc. .................................    United States      10,900       321,550
 Diamond Offshore Drilling, Inc. .............................    United States      23,000       705,813
 Halliburton Co. .............................................    United States      15,000       539,063
aMarine Drilling Cos., Inc. ..................................    United States      40,000       447,500
 Schlumberger, Ltd. ..........................................    United States      10,000       525,000
 Transocean Offshore, Inc. ...................................    United States      27,000       997,313
aTuboscope, Inc. .............................................    United States      43,600       539,550
aVarco International, Inc. ...................................    United States      80,200       867,163
aWeatherford International, Inc. .............................    United States      62,775     1,706,695
                                                                                               -----------
                                                                                                8,730,566
                                                                                               -----------
 Non-Energy Minerals 21.0%
 Aluminum Co. of America......................................    United States       5,400       427,950
 Barrick Gold Corp. ..........................................       Canada          28,000       598,500
aCanyon Resources Corp., wts., 3/20/99........................    United States       7,000            --
 Carpenter Technology Corp. ..................................    United States      12,900       452,306
 Companhia Vale do Rio Doce, Sponsored ADR....................       Brazil          15,900       239,920
 Compania de Minas Buenaventura, SA, Class B..................        Peru            1,236         7,425
 Compania de Minas Buenaventura, SA, Sponsored ADR............        Peru           37,149       455,075
 De Beers Consolidated Mines, AG, ADR.........................    South Africa       45,000       646,875
 Euro-Nevada Mining Corp. ....................................       Canada          53,900       839,683
 Franco-Nevada Mining Corp. ..................................       Canada          36,000       692,308
 Freeport-McMoRan Copper & Gold, Inc., Class A ...............    United States      11,700       139,669
 Non-Energy Minerals (cont.)
aIspat International, NV, New York Registered Shares..........     Netherlands       18,700     $ 139,081
 LTV Corp. ...................................................    United States      34,000       208,250
 Newmont Mining Corp. ........................................    United States      18,735       398,119
 Nucor Corp. .................................................    United States      11,400       516,563
 Placer Dome, Inc. ...........................................       Canada          42,600       670,950
 Pohang Iron & Steel Co., Ltd., Sponsored ADR.................     South Korea       32,500       585,000
 Potash Corp. of Saskatchewan, Inc. ..........................       Canada          11,385       789,834
 Rio Tinto, Plc. .............................................   United Kingdom      65,600       801,956
                                                                                               -----------
                                                                                                8,609,464
                                                                                               -----------
 Process Industries 11.5%
 Asia Pulp & Paper Co., Ltd., ADR.............................      Singapore        55,800       463,838
 Avery Dennison Corp. ........................................    United States      12,700       526,256
 Bemis Co., Inc. .............................................    United States       2,500        92,813
 Bowater, Inc. ...............................................    United States       7,100       289,769
 Champion International Corp. ................................    United States       7,400       236,338
 Du Pont (EI) De Nemours and Co. .............................    United States       4,000       230,000
aGibraltar Steel Corp. .......................................    United States      18,500       358,438
 International Paper Co. .....................................    United States       4,300       199,681
 Owens-Illinois, Inc. ........................................    United States      20,600       629,588
 Praxair, Inc. ...............................................    United States      21,200       853,300
 Sigma-Aldrich Corp. .........................................    United States      19,100       590,310
 Willamette Industries, Inc. .................................    United States       7,000       217,000
                                                                                               -----------
                                                                                                4,687,331
                                                                                               -----------
 Real Estate 4.1%
 Alexandria Real Estate Equities, Inc. .......................    United States      16,300       435,006
 Irvine Apartment Communities, Inc. ..........................    United States      17,500       459,375
 Kilroy Realty Corp. .........................................    United States      16,000       355,000
 Starwood Hotels & Resorts....................................    United States       7,300       206,681
 Storage Trust Realty.........................................    United States      10,700       240,081
                                                                                               -----------
                                                                                                1,696,143
                                                                                               -----------
 Utilities and Telecommunications 2.6%
 Enron Corp. .................................................    United States      16,700       880,925
 Montana Power Co. ...........................................    United States       3,900       168,919
                                                                                               -----------
                                                                                                1,049,844
                                                                                               -----------
 Total Common Stocks and Warrants (Cost $43,922,782) .........                                 37,052,820
                                                                                               -----------

 Convertible Preferred Stocks .8%
 Timet Capital Trust, 6.625%, cvt., pfd., 144A................    United States       4,600       113,846
 USX Corp., 6.75%, cvt., pfd. ................................    United States      14,000       218,750
                                                                                               -----------
 Total Convertible Preferred Stocks (Cost $526,650)...........                                    332,596
                                                                                               -----------
 Total Long Term Investments (Cost $44,449,432)...............                                 37,385,416
                                                                                               -----------

                                                                                                PRINCIPAL
 Franklin Natural Resources Fund                                                    COUNTRY       AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 cRepurchase Agreement 10.3%..................................
 Joint Repurchase Agreement, 5.350%, 11/02/98,
(Maturity Value, $4,232,867)
 (Cost $4,230,981) ...........................................                   United States  $4,230,981   $ 4,230,981
   Barclays Capital Group, Inc. (Maturity Value $435,071)
   Chase Securities, Inc. (Maturity Value $435,071)
   CIBC Wood Gundy Securities Corp. (Maturity Value $435,071)
   Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $435,071)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $435,071)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $317,228)
   Greenwich Capital Markets, Inc. (Maturity Value $435,071)
   NationsBanc Montgomery Securities, L.L.C. (Maturity Value $435,071)
   Paribas Corp. (Maturity Value $435,071)
   SBC Warburg Dillon Read, Inc. (Maturity Value $435,071)
    Collateralized by U.S. Treasury Bills and Notes                                                          ------------
 Total Investments (Cost $48,680,413) 101.7% .................                                                41,616,397
 Other Assets, less Liabilities (1.7%) .......................                                                  (709,181)
                                                                                                             ------------
 Net Assets 100.0% ...........................................                                               $40,907,216
                                                                                                             ============

aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Small Cap Growth Fund
                                                                              Class I
                                                 -------------------------------------------------------------------
                                                 Six Months Ended
                                                 October 31, 1998                Year Ended April 30,
                                                                   -------------------------------------------------
                                                    (unaudited)    1998      1997     1996       1995      1994
                                                 -------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..              $25.93       $18.96    $19.75    $14.90     $12.75    $10.22
                                                 -------------------------------------------------------------------
Income from investment operations:
 Net investment income ................                 .04          .07       .03       .01        .03       .03
 Net realized and unrealized gains (losses)           (6.21)        7.92       .04      6.23       3.14      2.94
                                                 -------------------------------------------------------------------
Total from investment operations.......               (6.17)        7.99       .07      6.24       3.17      2.97
                                                 -------------------------------------------------------------------
Less distributions from:
 Net investment income ................               --            (.09)     (.06)     (.01)      (.02)     (.04)
 Net realized gains ...................               --            (.93)     (.80)    (1.38)     (1.00)     (.40)
                                                 -------------------------------------------------------------------
Total distributions ...................               --           (1.02)     (.86)    (1.39)     (1.02)     (.44)
                                                 -------------------------------------------------------------------
Net asset value, end of period ........              $19.76       $25.93    $18.96    $19.75     $14.90    $12.75
                                                 ===================================================================
Total return*..........................              (23.79%)      43.09%      .14%    44.06%     27.05%    29.26%

Ratios/supplemental data
Net assets, end of period (000's) .....            $3,401,893   $3,957,972 $1,071,352 $444,912  $63,010    $23,915
Ratios to average net assets:
 Expenses .............................                 .97%**       .89%      .92%      .97%       .69%      .30%
 Expenses excluding waiver and payments
 by affiliate..........................                 .97%**       .89%      .92%     1.00%      1.16%     1.58%
 Net investment income ................                 .44%**       .32%      .10%      .09%       .25%      .24%
Portfolio turnover rate ...............               17.64%       42.97%    55.27%    87.92%    104.84%    89.60%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


Franklin Small Cap Growth Fund (cont.)
                                                                                     Class II
                                                                 ------------------------------------------------
                                                                 Six Months Ended
                                                                 October 31, 1998       Year Ended April 30,
                                                                                   ------------------------------
                                                                    (unaudited)    1998       1997      19961
                                                                 ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................        $25.59      $18.78     $19.66    $17.94
                                                                 ------------------------------------------------
Income from investment operations:
 Net investment loss .........................................          (.02)       (.02)      (.05)     (.03)
 Net realized and unrealized gains (losses) ..................         (6.14)       7.76       (.03)     2.71
                                                                 ------------------------------------------------
Total from investment operations .............................         (6.16)       7.74       (.08)     2.68
Less distributions from net realized gains....................         --           (.93)      (.80)     (.96)
                                                                 ------------------------------------------------
Net asset value, end of period ...............................        $19.43      $25.59     $18.78    $19.66
                                                                 ================================================

Total return*.................................................        (24.04%)     42.06%      (.65%)   15.98%

Ratios/supplemental data
Net assets, end of period (000's) ............................       $643,993    $731,707   $146,164   $24,102
Ratios to average net assets:
 Expenses ....................................................          1.72%**     1.64%      1.69%     1.76%**
 Net investment loss .........................................          (.31%)**    (.42%)     (.70%)    (.69%)**
Portfolio turnover rate ......................................         17.64%      42.97%     55.27%    87.92%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period October 1, 1995 (effective date) to April 30, 1996.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


Franklin Small Cap Growth Fund (cont.)
                                                                                        Advisor Class
                                                                        -----------------------------------------
                                                                        Six Months Ended
                                                                        October 31, 1998    Year Ended April 30,
                                                                                           ----------------------
                                                                            (unaudited)     1998      19972
                                                                        -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................             $26.01     $18.97     $20.48
                                                                        -----------------------------------------
Income from investment operations:
 Net investment income ..........................................                .06        .09        .01
 Net realized and unrealized gains (losses) .....................              (6.22)      8.01      (1.52)
                                                                        -----------------------------------------
Total from investment operations ................................              (6.16)      8.10      (1.51)
                                                                        -----------------------------------------
Less distributions from:
 Net investment income ..........................................              --          (.13)     --
 Net realized gains .............................................              --          (.93)     --
                                                                        -----------------------------------------
Total distributions .............................................              --         (1.06)     --
                                                                        -----------------------------------------
Net asset value, end of period ..................................             $19.85     $26.01     $18.97
                                                                        =========================================

Total return*....................................................             (23.65%)    43.68%     (7.37%)

Ratios/supplemental data
Net assets, end of period (000's) ...............................            $140,772   $118,683   $18,777
Ratios to average net assets:
 Expenses .......................................................                .72%**     .64%       .69%**
 Net investment income ..........................................                .71%**     .58%       .30%**
Portfolio turnover rate .........................................              17.64%     42.97%     55.27%

*Total return is not annualized.
**Annualized.
2For the period January 2, 1997 (effective date) to April 30, 1997.


                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 1998 (unaudited)

  Franklin Small Cap Growth Fund                                                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Common Stocks 87.9%
  Commercial Services 2.6%

  a24/7 Media, Inc. ......................................................          515,400   $ 5,894,888
  aAnswerThink Consulting Group, Inc. ....................................           75,000     1,448,438
  a,fApplied Graphics Technologies, Inc. .................................        1,369,000    16,342,438
  aLamar Advertising Co., Class A.........................................          502,800    15,696,813
  Norrell Corp. ..........................................................          931,100    12,628,044
  aNOVA Corp. ............................................................          688,800    19,889,100
  aPegasystems, Inc. .....................................................          456,300     4,819,669
  a,fRemedyTemp, Inc., Class A............................................          319,300     5,827,225
  a,fSOS Staffing Services, Inc. .........................................          872,400     7,360,875
  aSylvan Learning Systems, Inc. .........................................          687,900    21,238,913
                                                                                              ------------
                                                                                              111,146,403
                                                                                              ------------
  Consumer Durables .9%
  a,fActivision, Inc. ....................................................        1,344,400    14,200,225
  aElectronic Arts, Inc. .................................................          200,000     8,225,000
  fK2, Inc. ..............................................................          527,100     5,798,100
  aSola International, Inc. ..............................................          534,800    10,261,475
                                                                                              ------------
                                                                                               38,484,800
                                                                                              ------------
  Consumer Non-Durables 2.5%
  Alberto-Culver Co. .....................................................          900,000    21,712,500
  a,fConsolidated Cigar Holdings, Inc. ...................................          988,300    11,365,450
  aGerber Childrenswear, Inc. ............................................          360,000     3,060,000
  aNorth Face, Inc. ......................................................          486,400     5,806,400
  aTommy Hilfiger Corp. ..................................................          748,900    34,777,044
  a,fTropical Sportswear International Corp. .............................          413,200     8,264,000
  Wolverine World Wide, Inc. .............................................        1,550,500    20,253,406
                                                                                              ------------
                                                                                              105,238,800
                                                                                              ------------
  Consumer Services 3.7%
  aAMF Bowling, Inc. .....................................................          190,800       822,825
  aCumulus Media Inc., Class A ...........................................          760,000     7,980,000
  aDeVry, Inc. ...........................................................        1,064,800    23,425,600
  aFoodmaker, Inc. .......................................................          100,000     1,581,250
  a,fMarquee Group, Inc. .................................................        1,327,500     3,899,531
  fMeriStar Hospitality Corp. ............................................        2,330,000    43,105,000
  aMeriStar Hotels & Resorts, Inc. .......................................        1,330,000     3,158,750
  a,fPrime Hospitality Corp. .............................................        3,020,500    27,562,063
  aRio Hotel and Casino, Inc. ............................................        1,170,600    16,388,400
  aSFX Entertainment, Inc. ...............................................          550,000    17,393,750
  aVail Resorts, Inc. ....................................................          295,800     7,912,650
                                                                                              ------------
                                                                                              153,229,819
                                                                                              ------------
  Electronic Technology 16.6%
  a,fAdvanced Energy Industries, Inc. ....................................        1,619,000    21,249,375
  aBrio Technology, Inc. .................................................          321,300     2,650,725
  aCarrier Access Corp. ..................................................          173,000     3,330,250
  a,fCoherent, Inc. ......................................................        1,763,400    20,719,950
  Electronic Technology (cont.)
  aCom21, Inc. ...........................................................          492,300   $ 7,384,500
  aDupont Photomasks, Inc. ...............................................           24,400       884,500
  EG&G, Inc. .............................................................          107,800     2,708,475
  a,fEtec Systems, Inc. ..................................................        1,245,500    42,191,313
  aFlextronics International Ltd. ........................................          200,000    10,387,500
  a,fFLIR Systems, Inc. ..................................................        1,028,600    17,357,625
  aGemstar International Group Ltd. ......................................          983,300    53,712,763
  a,fH.T.E., Inc. ........................................................        1,330,800    13,474,350
  a,fHarmonic Lightwaves, Inc. ...........................................          694,900     7,600,469
  a,fItron, Inc. .........................................................        1,257,700     9,747,175
  aJabil Circuit, Inc. ...................................................          626,700    29,024,044
  a,fKomag, Inc. .........................................................        4,207,100    23,664,938
  a,fLadish Co., Inc. ....................................................          982,300     8,410,944
  aLevel One Communications, Inc. ........................................        1,400,000    36,837,500
  aMettler-Toledo International, Inc. ....................................        1,700,000    37,187,500
  a,fNatural Microsystems Corp. ..........................................          646,600     5,799,226
  fNewport Corp. .........................................................          512,500     7,303,125
  aNovellus Systems, Inc. ................................................        1,285,200    49,881,825
  a,fPerceptron, Inc. ....................................................          793,500     4,513,031
  aPhotronics, Inc. ......................................................          587,500    12,814,844
  aPMC-Sierra, Inc. ......................................................        1,065,300    47,805,338
  aPower Integrations, Inc. ..............................................          500,000     8,000,000
  a,fRainbow Technologies, Inc. ..........................................          901,500    12,733,688
  aSanmina Corp. .........................................................          568,200    23,296,200
  a,fSecurity Dynamics....................................................        2,445,000    25,061,250
  a,fSpectralink Corp. ...................................................          866,800     2,058,650
  a,fSpectra-Physics Lasers, Inc. ........................................        1,016,300     7,590,541
  aTekelec................................................................        2,583,500    46,341,531
  a,fTranscrypt International, Inc. ......................................          547,100     1,778,075
  aTriStar Aerospace Co. .................................................          490,700     5,029,675
  aWaters Corp. ..........................................................          769,800    56,580,300
  aWestern Digital Corp. .................................................          324,300     3,405,150
  aXylan Corp. ...........................................................        1,580,000    25,280,000
                                                                                              ------------
                                                                                              693,796,345
                                                                                              ------------
  Energy Minerals 4.3%
  a,fBarrett Resources Corp. .............................................        1,790,900    42,198,081
  aDenbury Resources, Inc. ...............................................        1,003,800     6,587,438
  Devon Energy Corp. .....................................................          331,500    11,229,563
  a,fNewfield Exploration Co. ............................................        2,338,600    56,857,213
  aNuevo Energy Co. ......................................................          635,900    13,473,131
  fRange Resources Corp. .................................................        1,990,000    11,318,125
  aTitan Exploration, Inc. ...............................................        1,645,700     9,668,488
  a,fTom Brown, Inc. .....................................................        2,095,800    30,127,125
                                                                                              ------------
                                                                                              181,459,164
                                                                                              ------------

  Finance 9.6%
  aAffiliated Managers Group, Inc. .......................................          712,500  $ 15,853,125
  aAmerin Corp. ..........................................................          992,000    21,204,000
  Bank United Corp. ......................................................          199,700     7,956,807
  aE*TRADE Group, Inc. ...................................................          700,000    12,600,000
  Espirito Santo Financial Group, SA (Luxembourg).........................        1,324,600    22,352,625
  EVEREN Capital Corp. ...................................................          660,600    13,459,725
  fExecutive Risk, Inc. ..................................................          731,700    34,755,750
  Federated Investors, Inc. ..............................................        1,408,800    25,270,350
  Financial Security Assurance Holdings Ltd. .............................          919,300    45,792,631
  Freedom Securities Corp. ...............................................          396,800     5,406,400
  aGolden State Bancorp, Inc. ............................................        1,788,700    34,320,681
  HCC Insurance Holdings, Inc. ...........................................          556,500     9,982,219
  aHealthCare Financial Partners, Inc. ...................................          663,900    20,331,938
  Heller Financial, Inc. .................................................          681,500    16,356,000
  Life Real Estate Corp. .................................................          265,600    24,783,800
  Life USA Holding, Inc. .................................................          586,100     7,289,619
  Reinsurance Group of America............................................          449,700    24,789,713
  aRisk Capital Holdings, Inc. ...........................................          751,900    15,601,925
  Scor (France)...........................................................          311,000    17,830,592
  a,fSilicon Valley Bancshares............................................        1,293,600    26,518,800
                                                                                              ------------
                                                                                              402,456,700
                                                                                              ------------
  aHealth Services 5.3%
  fAccess Health, Inc. ...................................................          975,750    35,005,031
  American Dental Partners, Inc. .........................................          291,200     2,984,800
  Medaphis Corp. .........................................................        1,977,800     6,427,850
  New American Healthcare Corp. ..........................................          540,000     5,737,500
  PAREXEL International Corp. ............................................        1,000,000    22,062,500
  fPediatrix Medical Group, Inc. .........................................        1,076,500    50,191,813
  fPharmaceutical Product Development, Inc. ..............................        1,300,000    35,100,000
  PhyCor, Inc. ...........................................................        1,000,000     7,250,000
  Renal Care Group, Inc. .................................................        1,303,800    37,973,175
  Total Renal Care Holdings, Inc. ........................................          515,666    12,633,817
  Transitions Systems, Inc. ..............................................          507,300     5,294,944
                                                                                              ------------
                                                                                              220,661,430
                                                                                              ------------
  Health Technology 4.2%
  aCurative Health Services, Inc. ........................................          250,000     6,812,500
  a,fDepoTech Corp. ......................................................          798,500     1,172,837
  aHeska Corp. ...........................................................          675,300     3,334,294
  a,fInhale Therapeutic Systems...........................................          811,000    21,288,750
  Mentor Corp. ...........................................................          496,200     8,435,400
  Mylan Laboratories, Inc. ...............................................          361,216    12,439,376
  aNeurogen Corp. ........................................................          492,000     6,703,500
  aOrthoLogic Corp. ......................................................        1,250,000     3,906,250
  a,fSerologicals Corp. ..................................................        2,072,700    46,894,838
  The Cooper Companies, Inc. .............................................          250,000     5,937,500
  Health Technology (cont.)
  aUniphase Corp. ........................................................        1,022,000  $ 50,589,000
  aZonagen, Inc. .........................................................          448,800     7,124,700
                                                                                              ------------
                                                                                              174,638,945
                                                                                              ------------
  Industrial Services 5.2%
  a,fAtwood Oceanics, Inc. ...............................................        1,216,600    34,216,875
  a,fCatalytica, Inc. ....................................................        2,199,233    35,737,536
  a,fCore Laboratories, NV (Netherlands)..................................        1,657,400    37,395,088
  aMarine Drilling Cos., Inc. ............................................        1,062,400    11,885,600
  aTuboscope, Inc. .......................................................        2,000,000    24,750,000
  a,fU.S. Liquids, Inc. ..................................................        1,103,900    16,696,488
  fVarco International, Inc. .............................................        5,162,500    55,819,531
                                                                                              ------------
                                                                                              216,501,118
                                                                                              ------------
  Non-Energy Minerals .7%
  Carpenter Technology Corp. .............................................          874,500    30,662,156
                                                                                              ------------
  Process Industries .4%
  ChemFirst, Inc. ........................................................          764,900    14,819,938
  Optical Coating Laboratory, Inc. .......................................          200,000     3,325,000
                                                                                              ------------
                                                                                               18,144,938
                                                                                              ------------
  Producer Manufacturing 2.8%
  aCable Design Technologies .............................................          400,000     6,600,000
  aGentex Corp. ..........................................................        2,271,400    33,361,188
  a,fGibraltar Steel Corp. ...............................................        1,012,800    19,623,000
  JLG Industries, Inc. ...................................................        1,262,700    20,913,469
  Reliance Steel & Aluminum Co. ..........................................          580,000    17,943,750
  Roper Industries, Inc. .................................................        1,033,800    18,414,563
                                                                                              ------------
                                                                                              116,855,970
                                                                                              ------------
  Real Estate 3.8%
  Arden Realty, Inc. .....................................................        1,330,400    28,769,900
  Camden Property Trust ..................................................        1,200,000    32,250,000
  Colonial Properties Trust ..............................................          303,400     8,343,500
  Cornerstone Properties, Inc. ...........................................           43,000       666,500
  FelCor Lodging Trust, Inc. .............................................          687,300    16,194,506
  Glenborough Realty Trust, Inc. .........................................          702,700    15,064,131
  fInnkeepers USA Trust ..................................................        2,102,800    24,182,200
  Omega Healthcare Investors, Inc. .......................................          150,000     4,650,000
  SL Green Realty Corp. ..................................................          394,100     7,463,269
  Storage Trust Realty....................................................          704,700    15,811,706
  Winston Hotels, Inc. ...................................................          490,500     4,199,906
                                                                                              ------------
                                                                                              157,595,618
                                                                                              ------------
 Retail Trade .6%
  aGuitar Center, Inc. ...................................................          556,800     9,535,200
  aSoftware.net Corp. ....................................................          455,000     4,208,750

  Retail Trade (cont.)
  Talbots, Inc. ..........................................................          476,900  $ 10,819,669
  a,fWest Marine, Inc. ...................................................          155,600     1,098,925
                                                                                              ------------
                                                                                               25,662,544
                                                                                              ------------
  aTechnology Services 17.4%
  Affiliated Computer Services, Inc., Class A.............................        1,662,300    61,505,100
  Aspen Technology, Inc. .................................................          489,200     6,848,800
  BroadVision, Inc. ......................................................          773,100    11,596,500
  Cambridge Technology Partners, Inc. ....................................          622,100    13,763,963
  Check Point Software Technologies Ltd. (Israel).........................          316,500     7,200,375
  Concord Communications, Inc. ...........................................          400,000    14,850,000
  Documentum, Inc. .......................................................          611,600    20,794,400
  EarthLink Network, Inc. ................................................          400,000    15,400,000
  Entrust Technologies, Inc. .............................................        1,307,200    21,732,200
  Envoy Corp. ............................................................          596,800    17,605,600
  Equant NV (Netherlands).................................................          226,200     9,896,250
  Evolving Systems, Inc. .................................................          100,000       168,750
  Excite, Inc. ...........................................................          400,000    15,425,000
  Genesys Telecommunications Laboratories, Inc. ..........................          535,000    14,043,750
  Harbinger Corp. ........................................................        1,694,100    11,223,413
  HNC Software, Inc. .....................................................        1,279,900    43,036,638
  i2 Technologies, Inc. ..................................................        1,447,600    26,961,550
  Information Advantage, Inc. ............................................        1,005,400     5,969,563
  Inprise Corp. ..........................................................        1,000,000     4,937,500
  fIntegrated Systems, Inc. ..............................................        2,091,300    23,527,125
  International Network Services..........................................          903,700    38,407,250
  InterVU, Inc. ..........................................................          150,000     1,218,750
  Intuit, Inc. ...........................................................        1,015,400    51,277,700
  fMicromuse, Inc. .......................................................        1,110,000    18,939,375
  MicroStrategy Inc. .....................................................           57,000     1,389,375
  Network Associates, Inc. ...............................................          212,363     9,025,428
  fOmtool, Ltd. ..........................................................          739,300     2,125,488
  Sapient Corp. ..........................................................          650,800    29,326,675
  Sterling Commerce, Inc. ................................................          225,058     7,933,295
  Synopsys, Inc. .........................................................        1,405,000    63,576,250
  Transaction Systems Architects, Inc. ...................................          658,900    23,782,205
  USWeb Corp. ............................................................          750,000    10,781,250
  Vantive Corp. ..........................................................        1,223,500     8,946,844
  VERITAS Software Corp. .................................................          611,700    30,661,463
  Visio Corp. ............................................................          350,000     9,318,750
  Whittman-Hart, Inc. ....................................................          525,000    10,434,358
  fWind River Systems, Inc. ..............................................        1,439,000    63,046,188
                                                                                              ------------
                                                                                              726,677,121
                                                                                              ------------
  Transportation 3.1%
  Air Express International Corp. ........................................          911,000    19,131,000
a,fAtlantic Coast Airlines, Inc.                                                  1,400,000    33,600,000
  Transportation (cont.)
  C.H. Robinson Worldwide, Inc. ..........................................        1,046,200  $ 23,212,563
  Circle International Group, Inc. .......................................          201,100     4,034,569
  fExpeditors International of Washington, Inc. ..........................        1,281,100    43,397,263
  a,fMesa Air Group, Inc. ................................................        1,617,200     8,187,075
                                                                                              ------------
                                                                                              131,562,470
                                                                                              ------------
  aUtilities and Telecommunications 4.2%
  ICG Communications, Inc. ...............................................        1,599,100    33,081,381
  Intermedia Communications, Inc. ........................................        1,782,600    32,978,100
  Millicom International Cellular, SA (Luxembourg)........................        1,041,800    34,770,075
  Paging Network, Inc. ...................................................        2,017,200    11,094,600
  fPrimus Telecommunications Group, Inc. .................................        1,406,100    15,554,981
  fRural Cellular Corp., Class A..........................................          700,800     8,409,600
  fWestern Wireless Corp., Class A........................................        1,969,200    39,876,300
                                                                                              ------------
                                                                                              175,765,037
                                                                                              ------------
  Total Common Stocks (Cost $4,066,613,577)...............................                  3,680,539,378
                                                                                              ------------

                                                                                  PRINCIPAL
                                                                                   AMOUNT
                                                                                  ----------
  Convertible Bonds .4%
  Consumer Services
  aAMF Bowling Inc., zero coupon, cvt., 144A, 5/12/18.....................      $ 12,900,000        1,144,875
                                                                                               ---------------
  Electronic Technology .1%
  aWestern Digital Corp., cvt. sub. deb., 144A, zero coupon, 2/18/18......        23,800,000        5,117,000
                                                                                               ---------------
  Technology Services .2%
  Activision Inc., cvt. sub. notes, 144A, 6.75%, 1/01/05 .................         4,900,000        4,287,500
  Wind River Systems, cvt. sub. notes, 144A, 5.00%, 8/01/02 ..............         3,100,000        3,332,500
                                                                                               ---------------
                                                                                                    7,620,000
                                                                                               ---------------
  Transportation .1%
  Atlantic Coast Airlines, cvt. sub. notes, 144A, 7.00%, 7/01/04 .........           500,000        1,345,625
                                                                                               ---------------
  Total Convertible Bonds (Cost $20,291,502)..............................                         15,227,500
                                                                                               ---------------
  Total Long Term Investments (Cost $4,086,905,079) ......................                      3,695,766,878
                                                                                               ---------------

  cRepurchase Agreement 15.6%
  Joint Repurchase Agreement, 5.350%, 11/02/98,
    (Maturity Value $655,835,067) (Cost $655,542,812).....................      $655,542,812    $ 655,542,812
   Barclays Capital Group, Inc. (Maturity Value $67,409,393)
   Chase Securities, Inc. (Maturity Value $67,409,393)
   CIBC Wood Gundy Securities Corp. (Maturity Value $67,409,393)
   Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $67,409,393)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $67,409,393)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $49,150,530)
   Greenwich Capital Markets, Inc. (Maturity Value $67,409,393)
   NationsBanc Montgomery Securities, L.L.C. (Maturity Value $67,409,393)
   Paribas Corp. (Maturity Value $67,409,393)
   SBC Warburg Dillon Read, Inc. (Maturity Value $67,409,393)
  Collateralized by U.S. Treasury Bills and Notes                                              ---------------
  Total Investments (Cost $4,742,447,891) 103.9% .........................                      4,351,309,690
  Other Assets, less Liabilities (3.9%) ..................................                       (164,651,611)
                                                                                               ---------------
  Net Assets 100.0% ......................................................                     $4,186,658,079
                                                                                               ===============

aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.
fSee Note 9 regarding holding of 5% voting securities.


FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Strategic Income Fund
                                                                                  Class I
                                                       ----------------------------------------------------------
                                                       Six Months Ended
                                                       October 31, 1998              Year Ended April 30,
                                                                         ----------------------------------------
                                                          (unaudited)     1998       1997       1996      19951
                                                       ----------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $11.24        $10.86    $10.77     $10.18    $10.00
                                                       ----------------------------------------------------------
Income from investment operations:
 Net investment income...............................         .43           .87       .93        .85       .70
 Net realized and unrealized gains (losses) .........        (.78)          .50       .39        .67       .15
                                                       ----------------------------------------------------------
Total from investment operations ....................        (.35)         1.37      1.32       1.52       .85
                                                       ----------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.42)         (.90)     (.96)      (.82)     (.67)
 Net realized gains .................................       --             (.09)     (.27)      (.11)    --
                                                       ----------------------------------------------------------
Total distributions .................................        (.42)         (.99)    (1.23)      (.93)     (.67)
                                                       ----------------------------------------------------------
Net asset value, end of period ......................      $10.47        $11.24    $10.86     $10.77    $10.18
                                                       ==========================================================

Total return*........................................       (3.11%)       13.10%    12.64%     15.59%     8.94%

Ratios/supplemental data
Net assets, end of period (000's) ...................      $218,226     $166,633   $34,864   $13,022    $6,736
Ratios to average net assets:
 Expenses ...........................................         .50%**        .25%      .23%       .25%      .25%**
 Expenses excluding waiver and payments by affiliate           1.04%**     1.05%     1.05%      1.08%     1.38%**
 Net investment income ..............................        7.92%**       7.65%     8.60%      8.53%     7.93%**
Portfolio turnover rate .............................       23.89%        47.47%   114.26%     73.95%    68.43%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period May 24, 1994 (effective date) to April 30, 1995.


FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


Franklin Strategic Income Fund (cont.)
                                                                                               Class II
                                                                                           -----------------
                                                                                           Six Months Ended
                                                                                           October 31, 19982
                                                                                              (unaudited)
                                                                                           -----------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................................         $11.19
                                                                                           -----------------
Income from investment operations:
 Net investment income .................................................................            .36
 Net realized and unrealized losses ....................................................           (.75)
                                                                                           -----------------
Total from investment operations .......................................................           (.39)
                                                                                           -----------------
Less distributions from net investment income ..........................................           (.33)
                                                                                           -----------------
Net asset value, end of period..........................................................         $10.47
                                                                                           =================
Total return*...........................................................................          (3.50%)

Ratios/supplemental data
Net assets, end of period (000's) ......................................................        $22,117
Ratios to average net assets:
 Expenses ..............................................................................            .91%**
 Expenses excluding waiver and payments by affiliate ...................................           1.45%**
 Net investment income .................................................................           7.51%**
Portfolio turnover rate ................................................................          23.89%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
2For the period May 1, 1998 (effective date) to October 31,1998.


                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 1998 (unaudited)

                                                                                                   SHARES/
  Franklin Strategic Income Fund                                             COUNTRY              WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------------
 aCommon Stocks, Warrants and Rights
  Gulf States Steel, warrants.................................            United States              200          $ 200
  Loral Space & Communications, Ltd., warrants................            United States              300          2,694
  Venezuela Oil Value Recovery, rights........................              Venezuela              3,035             --
                                                                                                            -----------
  Total Common Stocks, Warrants and Rights (Cost $3,731)......                                                    2,894
                                                                                                            -----------
  Preferred Stocks .2%
  aCSC Holdings, Inc., 11.125% pfd. ..........................            United States            1,331        144,412
  Fresenius Medical Care, 9.00% pfd. .........................               Germany                 100         99,500
  Sinclair Capital, 11.625% pfd. .............................            United States            3,000        309,750
                                                                                                            -----------
  Total Preferred Stocks (Cost $499,966)......................                                                  553,662
                                                                                                            -----------
  Convertible Preferred Stocks 4.5%
  El Paso Energy, 4.75% cvt. pfd. ............................            United States           32,000      1,552,000
  Host Marriott Financial Trust, 6.75%, cvt. pfd. ............            United States           40,000      1,615,000
  MediaOne Group, Inc., 6.25% cvt. pfd. ......................            United States           33,800      1,820,975
  Protective Life Capital Trust II, 6.50% cvt. pfd..............          United States           12,100        753,225
  Ralston Purina Co., 7.00% cvt. pfd. ........................            United States            9,300        460,931
  Salomon, Inc., 6.25% cvt. pfd. .............................            United States            6,700        330,813
  Texas Utilities Co., 9.25% cvt. pfd. .......................            United States           40,000      2,255,000
  Triathlon Broadcasting, 9.00% cvt. pfd. ....................            United States           20,000        193,750
  Union Pacific Capital Trust, 6.25% cvt. pfd. ...............            United States           40,000      1,860,000
                                                                                                            -----------
  Total Convertible Preferred Stocks (Cost $11,083,904).......                                               10,841,694
                                                                                                            -----------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT*
                                                                                                ---------
  Bonds 29.5%
  Commercial Services 1.0%
  Ameriserv Food Co., senior sub. notes, 10.125%, 7/15/07.....            United States      $ 1,000,000        815,000
  Ameriserv Food Distribution, senior notes, 8.875%, 10/15/06.            United States          500,000        426,250
  Big Flower Press Holdings, senior disc. notes, 8.875%, 7/01/07          United States          300,000        290,250
  Iron Mountain, Inc., senior sub. notes, 8.75%, 9/30/09 .....            United States          350,000        348,250
  Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07...            United States          500,000        522,500
                                                                                                            -----------
                                                                                                              2,402,250
                                                                                                            -----------
  Consumer Durables .9%
  AMF Group, Inc., senior disc. notes, zero coupon to 3/15/00,
    12.25%  thereafter, 3/15/06 ..............................            United States        1,118,000        542,230
  Revlon Consumer Products Corp., senior sub. notes,
  8.625%, 2/01/08 .............................................           United States        1,500,000      1,361,250
  Sealy Corp., senior sub. notes, 9.875%, 12/15/07............            United States          200,000        180,000
  Sealy Corp., zero coupon to 12/15/02, 10.875% thereafter, 12/15/07      United States          300,000        168,000
                                                                                                            -----------
                                                                                                              2,251,480
                                                                                                            -----------
  Consumer Non-Durables .2%
  Compania Alimentos Fargo, senior notes, 144A, 13.25%, 8/1/08              Argentina            500,000        300,000
  Doane Products Co., senior notes, 10.625%, 3/01/06 .........            United States          100,000        116,084
                                                                                                            -----------
                                                                                                                416,084
                                                                                                            -----------

  Consumer Services 6.7%
  Chancellor Media Corp., senior sub notes, 144A, 9.00%, 10/01/08         United States      $ 1,000,000   $  1,010,000
  Chancellor Media Corp., senior sub. notes, 8.75%, 6/15/07...            United States          500,000        495,000
  CSC Holdings, Inc., 9.875%, 4/01/23.........................            United States        1,750,000      1,881,250
  Diamond Cable Communications, Plc., senior disc. notes,
    zero coupon to 2/15/02,  10.75% thereafter, 2/15/07.......           United Kingdom          150,000         95,063
  Diamond Cable Communications Plc., senior disc. notes,
    zero coupon to 12/15/00,   11.75% thereafter, 12/15/05....           United Kingdom          150,000        113,250
  Diamond Holdings Plc., 9.125%, 2/01/08......................           United Kingdom        1,000,000        932,500
  Fox Family Worldwide, Inc., senior disc. notes,
    zero coupon to 11/01/02,   10.25% thereafter, 11/01/07....            United States          150,000         89,250
  Fox/Liberty Networks, LLC., senior disc. notes,
    zero coupon to 8/15/02,  9.75% thereafter, 8/15/07........            United States        2,000,000      1,305,000
  LA Petite Academy Inc., Series B, 10.00%, 5/15/08...........            United States        1,500,000      1,462,500
  Lin Holdings Corp. senior disc. notes,
    zero coupon to 3/1/03, 10.00%   thereafter, 3/1/08........            United States        1,500,000        971,250
  Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07    United States        2,000,000      1,900,000
  Regal Cinemas, Inc., senior sub. notes, 144A, 9.50%, 6/01/08            United States        2,000,000      1,965,000
  Sinclair Broadcast Group Inc., senior sub notes, 8.75%, 12/15/07        United States        1,700,000      1,632,000
  Six Flags Entertainment., senior notes, 8.875%, 4/01/06.....            United States          600,000        602,250
  Telewest, Plc., senior deb., zero coupon to 10/01/00,
    11.00% thereafter, 10/01/07...............................           United Kingdom        2,000,000      1,600,000
                                                                                                            -----------
                                                                                                             16,054,313
                                                                                                            -----------
  Energy Minerals 2.2%
  Abraxas Petroleum Corp., senior notes, Series B, 11.50%, 11/01/04       United States          880,000        682,000
  Chesapeake Energy Corp., senior notes, Series B, 9.625%, 5/1/05         United States          300,000        256,500
  Clark R&M, Inc., senior sub. notes, 8.875%, 11/15/07........            United States        1,000,000        855,000
  Conproca, SA, S.F., secured senior notes, 144A, 12.00%, 6/16/10             Mexico           1,800,000      1,566,000
  Nuevo Energy Co., senior sub notes, Series B, 8.875%, 6/1/08            United States          400,000        398,000
  P & L Coal Holdings Corp., senior sub. notes, 144A, 9.625%, 5/15/08     United States        1,500,000      1,492,500
                                                                                                            -----------
                                                                                                              5,250,000
                                                                                                            -----------
  Finance .4%
  Homeside Finance, Inc., senior notes, Series B, 11.25%, 5/15/03         United States          100,000        117,500
  Pera Financial Services, secured notes, 9.375%, 10/15/02 ...               Turkey            1,000,000        695,000
  Pera Financial Services, secured notes, 9.375%, 10/15/02 ...               Turkey              160,000        111,200
                                                                                                            -----------
                                                                                                                923,700
                                                                                                            -----------
  Health Services 1.5%
  Fresenius Medical Care, 7.875%, 2/1/08......................               Germany           1,000,000        935,000
  Magellan Health Services, Inc., senior sub. notes, 9.00%, 2/15/08       United States        1,000,000        832,500
  Pharmerica, Inc., senior sub. notes, 8.375%, 4/01/08........            United States          350,000        302,750
  Tenet Healthcare Corp., senior sub. notes, 8.625%, 1/15/07..            United States          200,000        209,000
  Vencor Operating Inc., senior sub notes, 9.875%, 5/1/05.....            United States        1,500,000      1,200,000
                                                                                                            -----------
                                                                                                              3,479,250
                                                                                                            -----------
  Industrial Services .1%
  Dailey International, Inc., senior sub. notes, Series B, 9.50%, 2/15/08 United States          300,000        136,500
                                                                                                            -----------
  Non-Energy Minerals .4%
  LTV Corp., senior notes, 8.20%, 9/15/07.....................            United States      $ 1,000,000      $ 950,000
                                                                                                            -----------
  Process Industries 3.7%
  Anchor Glass, first mortgage notes, 11.25%, 4/01/05.........            United States          300,000        308,250
  Anchor Glass Container, senior notes, 9.875%, 3/15/08.......            United States          700,000        679,000
  Ball Corp., senior notes, 144A, 7.75%, 8/01/06..............            United States          500,000        520,000
  Ball Corp., senior sub.notes, 144A, 8.25%, 8/01/08..........            United States          350,000        363,125
  Four M Corp., senior notes, Series B, 12.00%, 6/01/06.......            United States          200,000        151,000
  Graham Packaging Corp., senior sub. notes, 8.75%, 1/15/08...            United States          200,000        187,500
  Graham Packaging Corp., senior disc. notes,
    zero coupon to 1/15/03,10.75%   thereafter, 1/15/09.......            United States        1,700,000      1,045,500
  Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07.....            United States        1,000,000        945,000
  Pillowtex Corp., senior sub. Notes, 9.00%, 12/18/07.........            United States        2,000,000      2,030,000
  Pindo Deli Finance Mauritius, Ltd., senior notes, 10.25%, 10/01/02        Indonesia            700,000        372,750
  Purina Mills Inc., senior sub notes, 144A, 9.00%, 3/15/10...            United States          600,000        589,500
  Repap New Brunswick, senior notes, 9.00%, 6/1/04............               Canada              700,000        651,000
  Universal Compression Inc., senior disc. notes,
     zero coupon to 2/15/03,  9.875% thereafter, 2/15/08......            United States        1,250,000        693,750
  Windmere - Durable holdings, senior sub notes, 10.00%, 7/31/08          United States          500,000        427,500
                                                                                                            -----------
                                                                                                              8,963,875
                                                                                                            -----------
  Producer Manufacturing 3.3%
  Aetna Industries, Inc., senior notes, 11.875%, 10/01/06.....            United States          200,000        203,000
  Allied Waste Industries, Inc., senior disc. notes,
    zero coupon to 6/01/02,  11.30% thereafter, 6/01/07.......            United States          500,000        375,000
  Cambridge Industries, Inc., senior sub. notes, 10.25%, 7/15/07          United States          600,000        544,500
  Collins & Aikman Products, senior sub. notes, 11.50%, 4/15/06           United States          100,000         99,500
  Falcon Building Products, Inc., senior disc. sub. notes, Series B,
    zero coupon   to 6/15/02, 10.50% thereafter, 6/15/07......            United States          250,000        125,000
  Falcon Building Products, Inc., senior sub. notes,                      United States        1,000,000        827,500
   Series B, 9.50%, 6/15/07
 a,dHarvard Industries, Inc., senior notes, 11.125%, 8/01/05..            United States          300,000         48,000
  International Comfort Products, senior notes, Series B, 8.625%, 5/15/08 United States        1,500,000      1,440,000
  Intertek Finance, Plc., senior sub. notes, Series B, 10.25%, 11/01/06  United Kingdom          100,000         90,500
  LES, Inc., senior sub. notes, 144A, 9.25%, 6/01/08 .........            United States        1,350,000      1,350,000
  LDM Technologies, Inc., senior sub. notes, 10.75%, 1/15/07..            United States          200,000        178,000
  Nortek, Inc., senior notes, 144A, 8.875%, 8/01/08...........            United States          500,000        485,000
  Nortek, Inc., senior notes, Series B, 9.125%, 9/01/07.......            United States          300,000        294,000
  Oshkosh Truck Corp., senior sub. notes 8.75%, 3/01/08.......            United States          400,000        370,000
  Talon Automotive Group, senior sub. Notes, Series B, 9.625%, 5/1/08     United States          800,000        708,000
  Terex Corp., senior sub notes, 8.875%, 4/1/08...............            United States        1,000,000        910,000
                                                                                                            -----------
                                                                                                              8,048,000
                                                                                                            -----------
  Retail Trade .3%
  Fleming Cos., Inc., senior sub. notes, 10.50%, 12/01/04.....            United States          500,000        467,500
  Shoppers Food Warehouse, senior notes, 9.75%, 6/15/04.......            United States          125,000        133,125
  Specialty Retailers, Inc., senior notes, 8.50%, 7/15/05.....            United States          250,000        231,250
                                                                                                            -----------
                                                                                                                831,875
                                                                                                            -----------
  Transportation .7%
  American Commercial Lines, 144A, 10.25%, 6/30/08............            United States      $ 1,000,000      $ 980,000
  Ultrapetrol Ltd., mortgage notes, 10.50%, 4/1/08............               Bahamas           1,000,000        630,000
                                                                                                            -----------
                                                                                                              1,610,000
                                                                                                            -----------
  Utilities and Telecommunications 8.1%
  AES Corp., senior sub. notes, 8.50%, 11/01/07...............            United States          750,000        708,750
  AES China Generating Co., Ltd., senior notes, 10.125%, 12/15/06            Bermuda             100,000         57,750
  Allegiance Telecom, Inc., senior disc. notes, Series B, zero
   coupon to 2/15/03,11.75%, thereafter, 2/15/08..............            United States        2,000,000        810,000
  Arch Communications Group, Inc., senior disc. notes, zero coupon
   to 3/15/01, 10.875% thereafter, 3/15/08....................            United States          300,000        111,000
  Comcast Cellular, senior notes, Series B, 9.50%, 5/01/07....            United States          400,000        414,000
  ESI Tractebel Acq. Corp., 7.99%, 12/30/11...................            United States          250,000        233,452
  Flag Ltd, senior notes, 8.250%, 1/30/08.....................               Bermuda             200,000        186,000
  IXC Communications Inc., senior sub. notes, 9.00%, 4/15/08..            United States          650,000        641,875
  IntelCom Group, Inc., senior disc. notes, zero coupon to
    5/01/01, 12.50% thereafter, 5/01/06 ......................            United States        2,250,000      1,552,500
  Intermedia Communications, senior disc. notes, Series B,
    zero coupon to 7/15/02,  11.25% thereafter, 7/15/07.......            United States        2,000,000      1,330,000
  Iridium L.L.C., senior notes, Series D, 10.875%, 7/15/05....            United States        2,000,000      1,520,000
  Level 3 Communications, senior notes, 9.125%, 5/1/08........            United States        2,000,000      1,890,000
  Metrocall, Inc., senior sub. notes, 9.75%, 11/01/07.........            United States        1,000,000        915,000
  Microcell Telecommunication, senior disc. notes, Series B,
    zero coupon to 12/01/01,   14.00% thereafter, 6/01/06.....               Canada              600,000        387,000
  Millicom International Cellular, SA, senior disc. notes,
    zero coupon to 6/01/01, 13.50% thereafter, 6/01/06........             Luxembourg            300,000        180,000
  Netia Holdings B.V., senior notes,10.25%, 11/01/07..........               Poland              200,000        154,500
  Netia Holdings BV, senior disc. notes, zero coupon to 11/01/01,11.25%
     thereafter, 11/01/07.....................................               Poland              500,000        256,250
  Nextel Communications, senior disc. notes, zero coupon to
     10/31/02, 9.75% thereafter, 10/31/07.....................            United States          500,000        280,000
  Nextel Communications, senior disc. notes, zero coupon to
     2/15/99, 9.75% thereafter, 8/15/04.......................            United States          500,000        470,000
  Nextel Communications, senior disc. notes, zero coupon to
     2/15/03, 9.95% thereafter, 2/15/08.......................            United States        1,300,000        708,500
  Nextlink Communications, Inc., senior notes, 9.625%, 10/01/07           United States          250,000        232,500
  Nextlink Communications, Inc., senior notes, 9.00%, 3/15/08.            United States          750,000        686,250
  Nextlink Communications, Inc., senior disc. notes, zero coupon
     to 4/15/03, 9.45% thereafter 4/15/08.....................            United States          650,000        354,250
  Niagara Mohawk Power Corp., senior disc. notes, Series H,
    zero coupon to 7/01/03,   8.50% thereafter, 7/01/10.......            United States        1,500,000      1,106,250
  Orion Network Systems, Inc., SA, senior disc. notes
     zero coupon to 1/15/02,   12.50% thereafter, 1/15/07.....            United States          300,000        178,500
  Paging Network, Inc., senior sub. notes, 10.125%, 8/01/07...            United States          400,000        392,000
  RSL Communications Plc., senior disc. notes, 144A,
     zero coupon to 3/01/03,   10.125% thereafter, 3/1/08.....           United Kingdom        1,000,000        500,000
  Sprint Spectrum, L.P., senior disc. notes, zero coupon to
     8/01/01, 12.50% thereafter, 8/15/06......................            United States          300,000        263,250
  Utilities and Telecommunications (cont.)
  Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06.......            United States      $ 2,000,000    $ 2,250,000
  Triton Communications L.L.C., senior disc. notes, 144A,
     zero coupon to 5/1/03,  thereafter 11%, 5/1/08...........            United States        1,750,000        700,000
                                                                                                            -----------
                                                                                                             19,469,577
                                                                                                            -----------
  Total Bonds (Cost $77,627,147)..............................                                               70,786,904
                                                                                                            -----------
  Convertible Bonds 2.5%
  Electronic Technology .4%
  Dovatron International, Inc., cvt., sub. notes, 6.00%, 10/15/02         United States        1,000,000        955,000
                                                                                                            -----------
  Finance .4%
  Macerich Co., cvt., sub. deb., 144A, 7.25%, 12/15/02........            United States        1,000,000        955,000
                                                                                                            -----------
  Health Services .9%
  Omnicare, Inc., cvt., 5.00%, 12/01/07.......................            United States        2,000,000      2,150,000
                                                                                                            -----------
  Industrial Services .8%
  Diamond Offshore Drilling, Inc., cvt., 3.75%, 2/15/07.......            United States        2,000,000      2,007,500
                                                                                                            -----------
  Total Convertible Bonds (Cost $6,214,493)...................                                                6,067,500
                                                                                                            -----------
  Other Mortgages 2.3%
  MLMI, 1998-C2 A2, 6.39%, 2/15/30............................            United States        1,500,000      1,525,208
  Morgan Stanley Capital I, 6.55%, 12/15/07...................            United States        2,000,000      2,052,500
  Delta Home Equity, 6.37%, 7/15/28...........................            United States        2,000,000      1,965,000
                                                                                                            -----------
  Total Other Mortgages (Cost $5,579,900).....................                                                5,542,708
                                                                                                            -----------
  U.S. Government Securities and Agencies/Mortgages 9.5%
  U.S. Government Agencies/Mortgages 8.2%
  FHLMC, 6.00%, 4/01/09.......................................            United States           19,194         19,323
  FHLMC, 7.00%, 1/01/09.......................................            United States           16,642         16,887
  FHLMC, 6.00%, 1/01/11.......................................            United States           17,677         17,741
  FHLMC, 6.50%, 4/01/11.......................................            United States           29,536         29,818
  FHLMC, 7.00%, 9/01/11.......................................            United States           36,004         36,479
  FHLMC, 6.00%, 5/01/13.......................................            United States          731,200        735,142
  FHLMC, 6.00%, 9/01/13.......................................            United States          493,240        495,900
  FHLMC, 7.00%, 4/01/24.......................................            United States           42,545         43,312
  FHLMC, 7.50%, 4/01/24.......................................            United States           34,241         35,044
  FHLMC, 8.50%, 12/01/24 .....................................            United States           19,771         20,605
  FHLMC, 9.00%, 12/01/24 .....................................            United States            9,909         10,430
  FHLMC, 7.00%, 11/01/25 .....................................            United States           24,939         25,383
  FHLMC, 8.00%, 11/01/25 .....................................            United States           18,751         19,262
  FHLMC, 6.50%, 12/01/25 .....................................            United States           33,067         33,373
  FHLMC, 8.00%, 1/01/26.......................................            United States           15,270         15,686
  FHLMC, 7.50%, 1/01/26.......................................            United States           25,991         26,597
  FHLMC, 6.50%, 3/01/26.......................................            United States           44,679         45,076
  FHLMC, 7.00%, 9/01/26.......................................            United States           22,222         22,618
  FHLMC, 7.50%, 1/01/27.......................................            United States           45,013         46,059
  FHLMC, 7.00%, 4/01/28.......................................            United States          210,743        215,237
  FHLMC, 7.00%, 4/01/28.......................................            United States          144,420        147,501
  U.S. Government Agencies/Mortgages (cont.)
  FHLMC, 7.00%, 5/01/28.......................................            United States        $ 628,789      $ 642,151
  FNMA, 7.50%, 10/01/07.......................................            United States           24,147         24,825
  FNMA, 6.50%, 2/01/09........................................            United States           23,932         24,353
  FNMA, 6.50%, 4/01/11........................................            United States           19,514         19,832
  FNMA, 6.50%, 6/01/13........................................            United States          971,531        986,787
  FNMA, 6.50%, 1/01/24........................................            United States           30,835         31,125
  FNMA, 7.00%, 5/01/24........................................            United States           18,995         19,378
  FNMA, 8.00%, 1/01/25........................................            United States           19,343         20,002
  FNMA, 9.00%, 3/01/25........................................            United States            8,072          8,512
  FNMA, 9.00%, 5/01/25........................................            United States            4,242          4,473
  FNMA, 8.50%, 7/01/25........................................            United States           14,034         14,616
  FNMA, 8.00%, 12/01/25.......................................            United States          653,728        675,876
  FNMA, 7.00%, 1/01/26........................................            United States           44,585         45,482
  FNMA, 7.00%, 3/01/26........................................            United States           45,356         46,260
  FNMA, 7.50%, 3/01/26........................................            United States           27,087         27,729
  FNMA, 8.00%, 5/01/26........................................            United States           17,542         18,135
  FNMA, 8.00%, 6/01/26........................................            United States           11,840         12,240
  FNMA, 7.50%, 8/01/26........................................            United States           26,599         27,230
  FNMA, 7.50%, 10/01/26.......................................            United States           13,672         13,996
  FNMA, 8.00%, 1/01/27........................................            United States           35,865         37,121
  FNMA, 7.00%, 4/01/27........................................            United States          879,433        899,645
  FNMA, 6.50%, 3/01/28........................................            United States        2,913,759      2,939,482
  FNMA, 7.00%, 6/01/28........................................            United States        1,461,529      1,495,213
  FNMA, 6.00%, 9/01/28........................................            United States          988,214        977,483
  FNMA, 6.00%, 10/01/28.......................................            United States        1,009,469        998,507
 bFNMA, 6.50%, 11/01/28.......................................            United States        1,000,000      1,007,813
  GNMA, SF, 7.00%, 7/15/08 ...................................            United States        1,010,000      1,038,674
  GNMA, SF, 7.50%, 9/15/23....................................            United States           16,007         16,522
  GNMA, SF, 6.50%, 3/15/24....................................            United States           45,709         46,270
  GNMA, SF, 8.00%, 6/15/24....................................            United States           37,255         38,649
  GNMA, SF, 9.00%, 1/15/25....................................            United States            4,866          5,190
  GNMA, SF, 8.00%, 2/15/25....................................            United States           14,788         15,338
  GNMA, SF, 9.50%, 6/15/25....................................            United States            9,937         10,736
  GNMA, SF, 7.50%, 1/15/26....................................            United States           18,570         19,154
  GNMA, SF, 7.50%, 1/15/26....................................            United States           20,570         21,217
  GNMA, SF, 7.50%, 2/15/26....................................            United States           21,355         22,026
  GNMA, SF, 7.00%, 3/15/26....................................            United States           20,377         20,865
  GNMA, SF, 9.00%, 3/15/26....................................            United States           34,259         36,530
  GNMA, SF, 8.00%, 6/15/26....................................            United States           41,256         42,782
  GNMA, SF, 8.50%, 7/15/26....................................            United States           18,487         19,559
  GNMA, SF, 7.50%, 9/15/27....................................            United States          926,806        956,251
  GNMA, SF, 8.50%, 8/15/24....................................            United States            9,528         10,099
  GNMA, SF, 7.50%, 5/15/27....................................            United States        1,009,999      1,042,088
  GNMA, SF, 7.00%, 11/15/27...................................            United States        1,009,999      1,034,732
  GNMA, SF, 8.00%, 4/15/28....................................            United States          992,464      1,029,372

  U.S. Government Agencies/Mortgages (cont.)
  GNMA, SF, 7.00%, 5/15/28....................................            United States         $ 49,340       $ 50,531
  GNMA, SF, 7.00%, 6/15/28....................................            United States        1,002,120      1,026,311
                                                                                                            -----------
                                                                                                             19,578,635
                                                                                                            -----------
  U.S. Government Securities 1.3%
  U.S. Treasury Bonds, 7.125%, 2/15/23........................            United States          400,000        494,125
  U.S. Treasury Note, 5.625%, 12/31/02........................            United States        2,500,000      2,617,970
                                                                                                            -----------
                                                                                                              3,112,095
                                                                                                            -----------
  Total U.S. Government Securities and Agencies/Mortgages
     (Cost $22,322,284).......................................                                               22,690,730
                                                                                                            -----------
  Other U.S. Government and Agency Securities 7.3%
  Fannie Mae, 5.75%, 4/15/03..................................            United States       11,000,000     11,421,575
  Fannie Mae, 5.75%, 6/15/05..................................            United States        6,000,000      6,208,050
                                                                                                            -----------
  Total Other U.S. Government and Agency Securities (Cost $17,027,046)                                       17,629,625
                                                                                                            -----------
  Foreign Government and Agency Securities 37.4%
  Australian Government, Series 705, 7.50%, 7/15/05...........              Australia      3,600,000 AUD      2,585,503
  Belgium Kingdom, 6.25%, 3/28/07.............................               Belgium     106,245,000 BEF      3,545,958
  Bundesobligation, Series 110, 5.375%, 2/22/99 ..............               Germany       1,205,000 DEM        731,644
  Bundesobligation, Series 118, 5.25%, 2/21/01 ...............               Germany       2,565,000 DEM      1,611,295
  Bundesrepublic Deutschland, Series 97, 6.00%, 1/04/07.......               Germany       3,110,000 DEM      2,107,822
  Bundesschatzanweisungen, 6.875%, 2/24/99....................               Germany       1,035,000 DEM        631,111
  Buoni Poliennali del Tesoro, 10.50%, 7/15/00................                Italy    2,055,000,000 ITL      1,392,119
  Buoni Poliennali del Tesoro, 7.75%, 11/01/06................                Italy    2,815,000,000 ITL      2,097,869
  Deutschland Republic, 6.00%, 1/05/06........................               Germany       1,175,000 DEM        793,171
  Government of Canada, 10.50%, 7/01/00 ......................               Canada          935,000 CAD        659,671
  Government of Canada, 10.50%, 3/01/01 ......................               Canada        1,645,000 CAD      1,196,001
  Government of Canada, 10.00%, 5/01/02 ......................               Canada        1,515,000 CAD      1,139,776
  Government of Canada, 6.50%, 6/01/04 .......................               Canada        1,000,000 CAD        696,891
  Government of Canada, 10.00%, 6/01/08.......................               Canada          700,000 CAD        618,109
  Government of France, 5.50%, 4/25/07........................               France        6,000,000 FRF      1,181,321
  Government of Jamaica, 9.625%, 7/02/02 .....................               Jamaica       1,750,000          1,426,250
  Kingdom of Denmark, 9.00%, 11/15/00.........................               Denmark       1,785,000 DKK        310,215
  Kingdom of Denmark, 7.00%, 12/15/04.........................               Denmark       6,000,000 DKK      1,082,003
  Netherlands Government, Series 1 & 2, 6.00%, 1/15/06 .......             Netherlands     2,385,000 NEG      1,424,973
  New Zealand Government, 6.50%, 2/15/00 .....................             New Zealand     1,295,000 NZD        696,944
  Peru - PDI., Series 20YR, 4.00%, 3/07/17....................                Peru             5,100,000      2,932,500
  Republic of Korea, 8.875%, 4/15/08..........................             South Korea         3,100,000      2,865,578
  Republic of Argentina, 9.25%, 2/23/01.......................              Argentina            275,000        270,188
  Republic of Argentina, 11.00%, 10/09/06.....................              Argentina          2,950,000      2,935,250
  Republic of Argentina, 5.75%, 3/31/23.......................              Argentina          2,000,000      1,390,000
  Republic of Argentina, 9.75%, 9/19/27.......................              Argentina            730,000        633,731
  Republic of Argentina, Bonos Del Tesoro, 8.75%, 5/09/02 ....              Argentina          3,800,000      3,379,150
  Republic of Argentina, Global, 11.375%, 1/30/17.............              Argentina            160,000        155,200
  Republic of Brazil, 8.875%, 11/05/01........................               Brazil            2,295,000      2,094,188
  Republic of Brazil, 9.375%, 4/07/08.........................               Brazil            3,000,000      2,055,000
  Republic of Brazil, 6.188%, 4/15/12.........................               Brazil            $ 300,000      $ 159,189
  Republic of Brazil, 10.125%, 5/15/27........................               Brazil            2,200,000      1,524,600
  Republic of Brazil, C Bond, 5.00%, 4/15/14 .................               Brazil            2,355,240      1,474,335
  Republic of Bulgaria, floating rate deb., Series A, 6.688%, 7/28/11       Bulgaria           4,820,000      3,235,425
  Republic of Bulgaria, floating rate deb., 6.688%, 7/28/11...              Bulgaria             110,000         73,838
  Republic of Ecuador Disc, 6.625%, 2/28/25 ..................               Ecuador           1,250,000        642,188
  Republic of Ecuador, unsub., 11.25%, 4/25/02 ...............               Ecuador           1,500,000      1,215,000
  Republic of Ecuador, unsub., 144A, 11.25%, 4/25/02 .........               Ecuador             750,000        607,500
  Republic of Panama, 8.875%, 9/30/27.........................         Panama Republic of      1,500,000      1,383,750
  Republic of Turkey, 144A, 9.875%, 2/23/05 ..................               Turkey              850,000        707,625
  Republic of Turkey, 144A, 10.00%, 9/19/07...................               Turkey              875,000        755,781
  Republic of Venezuela, 6.625%, 12/18/07.....................              Venezuela            904,762        554,732
  Republic of Venezuela, 9.25%, 9/15/27.......................              Venezuela          5,383,000      3,310,545
  Republic of Venezuela, Disc. W-A, 6.563%, 3/31/20...........              Venezuela            250,000        153,750
  Republic of Venezuela, senior unsub. notes, 9.125%, 6/18/07.              Venezuela          1,200,000        807,000
  Republic of Venezuela, 144A, 9.125%, 6/18/07................              Venezuela            100,000         67,250
  Russian Federation, 10.00%, 6/26/07.........................               Russia            8,000,000      1,970,000
  SEI Holdings IX, Inc., senior notes, 144A, 11.00%, 11/30/00          Trinidad And Tobago       125,000        118,750
  Spanish Government, 8.80%, 4/30/06 .........................                Spain      200,000,000 ESP      1,817,248
  Swedish Government, 10.25%, 5/05/03.........................               Sweden        7,000,000 SEK      1,115,395
  Treuhandanstalt, 7.75%, 10/01/02............................               Germany       1,530,000 DEM      1,062,002
  Turkey Republic of, 144A, 9.875%, 2/23/05 ..................               Turkey            1,680,000      1,398,600
  Turkey Republic of, Reg S, 10.00%, 9/19/07 .................               Turkey            1,315,000      1,135,831
  United Kingdom Treasury, 9.50%, 4/18/05 ....................           United Kingdom      880,000 GBP      1,820,893
  United Kingdom Treasury, 7.50%, 4/18/06 ....................           United Kingdom    1,681,000 GBP      3,248,608
  United Mexican States, 9.75%, 2/06/01.......................               Mexico            1,950,000      2,013,375
  United Mexican States, 8.625%, 3/12/08 .....................               Mexico            7,470,000      6,708,060
  United Mexican States, 11.375%, 9/15/16 ....................               Mexico            2,810,000      2,799,463
  United Mexican States, 11.50%, 5/15/26 .....................               Mexico            2,850,000      2,949,750
  World Bank IBRD-Global Bond, 4.50%, 3/20/03 ................                Japan       45,000,000 JPY        454,409
                                                                                                            -----------
  Total Foreign Government and Agency Securities (Cost $94,817,958)                                          89,924,323
                                                                                                            -----------
  Total Long Term Investments (Cost $235,176,429) ............                                              224,040,040
                                                                                                            -----------

 cRepurchase Agreement 4.5%...................................
  Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity Value
    $10,687,852) (Cost $10,683,089)...........................            United States      $10,683,089   $ 10,683,089
  Barclays Capital Group, Inc. (Maturity Value $1,098,541)
  Chase Securities, Inc. (Maturity Value $1,098,541)
  CIBC Wood Gundy Securities Corp. (Maturity Value $1,098,541)
  Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $1,098,541)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,098,541)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $800,983)
  Greenwich Capital Markets, Inc. (Maturity Value $1,098,541)
  NationsBanc Montgomery Securities, L.L.C. (Maturity Value $1,098,541)
  Paribas Corp. (Maturity Value $1,098,541)
  SBC Warburg Dillon Read, Inc. (Maturity Value $1,098,541)
  Collateralized by U.S. Treasury Bills and Notes                                                          -----------
  Total Investments (Cost $245,859,518) 97.7%.................                                              234,723,129
  Other Assets, less Liabilities 2.3%.........................                                                5,620,061
                                                                                                            -----------
  Net Assets 100.0% ..........................................                                             $240,343,190
                                                                                                            -----------


Currency Abbreviations
AUD  -Australian Dollar
BEF  -Belguim Franc
CAD  -Canadian Dollar
DEM  -German Mark
DKK  -Danish Krone
ESP  -Spanish Peseta
FRF  -French Franc
GBP  -British Pound
ITL  -Italian Lira
JPY  -Japanese Yen
NEG  -Netherland Guilder
NZD  -New Zealand Dollar
SEK  -Swedish Krona

*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSufficient collateral has been segregated for securities traded on a when issued or delayed delivery.
cSee Note 1(c) regarding joint repurchase agreement.
dSee Note 7 regarding defaulted securities.


FRANKLIN STRATEGIC SERIES
Financial Statements
Statements of Assets and Liabilities
October 31, 1998 (unaudited)


                                                                Franklin         Franklin        Franklin
                                                              Biotechnology      Blue Chip      California
                                                             Discovery Fund        Fund         Growth Fund
                                                             -----------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers........................         $63,266,852      $17,474,285      $654,470,383
  Cost - Non-controlled affiliated issuers...........                  --               --        14,288,521
                                                             -----------------------------------------------
  Value - Unaffiliated issuers.......................          55,470,153       19,376,412       708,333,430
  Value - Non-controlled affiliated issuers..........                  --               --         8,118,750
 Repurchase agreements, at value and cost............           8,605,154        3,028,354        70,171,082
 Cash................................................             164,587           79,794         2,134,042
 Receivables:
  Investment securities sold.........................              54,998           67,745           114,058
  Capital shares sold................................             184,456           10,938           632,775
  Dividends and interest.............................                  --           24,427           575,173
  Affiliates.........................................                  --           12,705                --
 Deposits with brokers for securities sold short.....           4,645,845               --                --
                                                             -----------------------------------------------
Total assets.........................................          69,125,193       22,600,375       790,079,310
                                                             -----------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased....................                  --           29,812                --
  Capital shares redeemed............................              46,074           13,325           888,938
  Affiliates.........................................             216,628           20,103         1,097,045
  Shareholders.......................................               3,216          184,849           671,073
 Other liabilities...................................              36,721           29,782            64,729
                                                             -----------------------------------------------
Total liabilities....................................             302,639          277,871         2,721,785
                                                             -----------------------------------------------
 Net assets, at value................................         $68,822,554      $22,322,504      $787,357,525
                                                             ===============================================
Net assets consist of:
 Undistributed net investment income (loss)..........          $ (254,973)        $ 97,402       $ 1,809,446
 Net unrealized appreciation (depreciation)..........          (7,796,699)       1,902,864        47,693,276
 Accumulated net realized loss.......................          (1,076,282)        (538,148)      (33,386,136)
 Capital shares......................................          77,950,508       20,860,386       771,240,939
                                                             -----------------------------------------------
Net assets, at value.................................         $68,822,554      $22,322,504      $787,357,525
                                                             ===============================================

                                                               Franklin          Franklin          Franklin
                                                             Biotechnology       Blue Chip        California
                                                            Discovery Fund         Fund           Growth Fund
Class I:
 Net assets, at value................................         $68,822,554      $22,322,504      $661,395,057
                                                             ===============================================
 Shares outstanding..................................           3,001,137        1,842,461        30,586,754
                                                             ===============================================
 Net asset value per share*..........................              $22.93           $12.12            $21.62
                                                             ===============================================
 Maximum offering price per share
   (net asset value per share / 94.25%)..............              $24.33           $12.86            $22.94
                                                             ===============================================

Class II:
 Net assets, at value................................                  --               --      $125,962,468
                                                             ===============================================
 Shares outstanding..................................                  --               --         5,873,153
                                                             ===============================================
 Net asset value per share*..........................                  --               --            $21.45
                                                             ===============================================
 Maximum offering price per share
   (net asset value per share / 99.00%)..............                  --               --            $21.67
                                                             ===============================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
October 31, 1998 (unaudited)

                                                                Franklin        Franklin        Franklin
                                                              Global Health      Global          MidCap
                                                                Care Fund    Utilities Fund    Growth Fund
                                                             -----------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers........................         $117,752,450    $154,665,866       $21,523,954
  Cost - Non-controlled affiliated issuers...........            7,353,447              --                --
                                                             -----------------------------------------------
  Value - Unaffiliated issuers.......................          110,811,145     196,222,471        22,763,696
  Value - Non-controlled affiliated issuers..........            1,216,500              --                --
 Repurchase agreements, at value and cost............           15,096,582      14,774,353         6,360,656
 Cash................................................                   --              --            57,596
 Receivables:
  Investment securities sold.........................            4,421,110         548,746            23,645
  Capital shares sold................................              150,701         167,415            47,157
  Dividends and interest.............................                5,293         300,864            19,093
                                                             -----------------------------------------------
Total assets.........................................          131,701,331     212,013,849        29,271,843
                                                             -----------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased....................                   --              --            31,500
  Capital shares redeemed............................              458,549         521,283            38,809
  Affiliates.........................................              257,114         271,698            33,504
  Shareholders.......................................              226,060         215,389             4,997
 Other liabilities...................................               23,464           5,540                --
                                                             -----------------------------------------------
Total liabilities....................................              965,187       1,013,910           108,810
                                                             -----------------------------------------------
 Net assets, at value................................         $130,736,144    $210,999,939       $29,163,033
                                                             ===============================================
Net assets consist of:
 Undistributed net investment income (loss)..........          $ (796,124)     $ 2,148,363          $ 28,654
 Net unrealized appreciation (depreciation)..........         (13,078,252)      41,557,823         1,239,742
 Accumulated net realized loss.......................          (3,641,897)     (4,184,889)       (2,002,155)
 Capital shares......................................          148,252,417     171,478,642        29,896,792
                                                             -----------------------------------------------
Net assets, at value.................................         $130,736,144    $210,999,939       $29,163,033
                                                             -----------------------------------------------

                                                                  Franklin       Franklin         Franklin
                                                                Global Health     Global           MidCap
                                                                  Care Fund   Utilities Fund     Growth Fund
                                                             -----------------------------------------------
Class I:
 Net assets, at value................................         $111,930,388    $195,108,025       $29,163,033
                                                             ===============================================
 Shares outstanding..................................            7,399,617      12,661,219         2,126,354
                                                             ===============================================
 Net asset value per share*..........................               $15.13          $15.41            $13.72
                                                             ===============================================
 Maximum offering price per share
   (net asset value per share / 94.25%)..............               $16.05          $16.35            $14.56
                                                             ===============================================
Class II:
 Net assets, at value................................         $ 18,805,756    $ 15,891,914                --
                                                             ===============================================
 Shares outstanding..................................            1,255,570       1,039,843                --
                                                             ===============================================
 Net asset value per share*..........................               $14.98          $15.28                --
                                                             ===============================================
 Maximum offering price per share
   (net asset value per share / 99.00%)..............               $15.13          $15.43                --
                                                             ===============================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
October 31, 1998 (unaudited)

                                                              Franklin        Franklin           Franklin
                                                          Natural Resources   Small Cap          Strategic
                                                                Fund         Growth Fund        Income Fund
                                                          --------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers........................       $44,449,432     $2,594,798,322     $235,176,429
  Cost - Non-controlled affiliated issuers...........                --      1,492,106,757               --
                                                          --------------------------------------------------
  Value - Unaffiliated issuers.......................        37,385,416      2,499,492,851      224,040,040
  Value - Non-controlled affiliated issuers..........                --      1,196,274,027               --
 Repurchase agreements, at value and cost............         4,230,981        655,542,812       10,683,089
 Cash................................................             7,216         10,533,465          566,582
 Receivables:
  Investment securities sold.........................            14,859          3,707,601        1,298,496
  Capital shares sold................................            31,972         12,531,007          767,016
  Dividends and interest.............................            30,498          1,654,946        4,756,761
  Affiliates.........................................                --                 --           44,550
 Unrealized gain on forward exchange contracts (Note 6)              --                 --           51,086
                                                          --------------------------------------------------
Total assets.........................................        41,700,942      4,379,736,709      242,207,620
                                                          --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased....................                --         48,974,888        1,327,977
  Capital shares redeemed............................            43,528         12,073,297          144,246
  Affiliates.........................................            42,343          5,278,752          183,576
  Shareholders.......................................            74,690          1,128,294           71,102
 Payable upon return of securities loaned (Note 10)..           617,967        125,442,031               --
 Unrealized loss on forward exchange contracts (Note 6)              --                 --           98,567
 Other liabilities...................................            15,198            181,368           38,962
                                                          --------------------------------------------------
Total liabilities....................................           793,726        193,078,630        1,864,430
                                                          --------------------------------------------------
 Net assets, at value................................       $40,907,216     $4,186,658,079     $240,343,190
                                                          ==================================================
Net assets consist of:
 Undistributed net investment income.................         $ 214,800        $ 7,081,080        $ 457,081
 Net unrealized depreciation.........................       (7,063,928)      (391,138,201)     (11,087,275)
 Accumulated net realized loss.......................       (3,242,626)      (112,107,738)      (1,477,742)
 Capital shares......................................        50,998,970      4,682,822,938      252,451,126
                                                          --------------------------------------------------
Net assets, at value.................................       $40,907,216     $4,186,658,079     $240,343,190
                                                          ==================================================

                                                              Franklin        Franklin           Franklin
                                                          Natural Resources   Small Cap          Strategic
                                                                Fund         Growth Fund        Income Fund
                                                          ==================================================
Class I:
 Net assets, at value................................       $40,491,217     $3,401,892,984     $218,226,419
                                                          ==================================================
 Shares outstanding..................................         3,546,439        172,126,040       20,850,948
                                                          ==================================================
 Net assets value per share*.........................            $11.42             $19.76           $10.47
                                                          ==================================================
 Maximum offering price per share
  (net asset value per share / 94.25%,
     94.25%, 95.75%, respectively)...................            $12.12             $20.97           $10.93
                                                          ==================================================
Class II:
 Net assets, at value................................                --      $ 643,993,026     $ 22,116,771
                                                          ==================================================
 Shares outstanding..................................                --         33,144,437        2,112,826
                                                          ==================================================
 Net asset value per share*..........................                --             $19.43           $10.47
                                                          ==================================================
 Maximum offering price per share (net asset
   value per share / 99.00%).........................                --             $19.63           $10.58
                                                          ==================================================
Advisor Class:
 Net assets, at value................................         $ 415,999      $ 140,772,069               --
                                                          ==================================================
 Shares outstanding..................................            36,424          7,093,446               --
                                                          ==================================================
 Net asset value and maximum offering price per share            $11.42             $19.85               --
                                                          ==================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Operations
for the six months ended October 31, 1998 (unaudited)

                                                                Franklin         Franklin       Franklin
                                                              Biotechnology      Blue Chip     California
                                                             Discovery Fund        Fund        Growth Fund
                                                             -----------------------------------------------
Investment income:*
 Dividends...........................................                 $--       $107,743       $ 4,403,937
 Interest............................................             414,929         57,718         2,165,168
                                                             -----------------------------------------------
Total investment income..............................             414,929        165,461         6,569,105
                                                             -----------------------------------------------
Expenses:
 Management fees (Note 3)............................             211,008         71,771         1,934,213
 Administrative fees (Note 3)........................              50,772             --                --
 Distribution fees (Note 3)
Class I..............................................             105,344         28,540           858,983
Class II.............................................                  --             --           622,225
 Transfer agent fees (Note 3)........................             193,573         22,799           754,190
 Custodian fees......................................               4,865          2,243             8,191
 Reports to shareholders.............................              15,047          5,595           222,628
 Registration and filing fees........................              38,224         14,675           180,038
 Professional fees...................................              23,701          1,423            12,079
 Trustees' fees and expenses.........................               3,326             44             5,304
 Amortization of offering costs (Note 1).............              19,669             --                --
 Other...............................................               4,373          8,227            42,945
                                                             -----------------------------------------------
Total expenses.......................................             669,902        155,317         4,640,796
 Expenses waived/paid by affiliate (Note 3)..........                  --       (35,875)                --
                                                             -----------------------------------------------
Net expenses.........................................             669,902        119,442         4,640,796
                                                             -----------------------------------------------
 Net investment income (loss)........................           (254,973)         46,019         1,928,309
                                                             -----------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
Investments..........................................         (2,094,618)      (107,443)       (55,132,178)
Foreign currency transactions........................                  --        (2,490)                --
Securities sold short................................           1,107,625             --                --
                                                             -----------------------------------------------
 Net realized loss...................................           (986,993)      (109,933)       (55,132,178)
 Net unrealized appreciation (depreciation) on:
  Investments........................................        (10,447,353)      (409,913)       (66,108,116)
  Translation of assets and liabilities
   denominated in foreign currencies.................                  --          4,694                --
                                                             -----------------------------------------------
 Net unrealized depreciation.........................        (10,447,353)      (405,219)       (66,108,116)
                                                             -----------------------------------------------
Net realized and unrealized loss.....................        (11,434,346)      (515,152)      (121,240,294)
                                                             -----------------------------------------------
Net decrease in net assets resulting from operations.       $(11,689,319)     $(469,133)     $(119,311,985)
                                                             ===============================================
*Net of foreign taxes of $7,169 for the Franklin Blue Chip Fund.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended October 31, 1998 (unaudited)

                                                                Franklin        Franklin          Franklin
                                                              Global Health      Global            MidCap
                                                                Care Fund    Utilities Fund      Growth Fund
                                                             -----------------------------------------------
Investment income:*
 Dividends...........................................          $ 95,332        $ 3,080,958        $ 106,471
 Interest............................................           228,783            282,057           98,152
                                                             -----------------------------------------------
Total investment income..............................           324,115          3,363,015          204,623
                                                             -----------------------------------------------
Expenses:
 Management fees (Note 3)............................           456,985            625,182           94,854
 Distribution fees (Note 3)
  Class I............................................           174,049            263,812           38,030
  Class II...........................................           105,695             80,772               --
 Transfer agent fees (Note 3)........................           267,490            145,543           22,929
 Custodian fees......................................             8,414             17,907              142
 Reports to shareholders.............................            64,049             41,600            6,430
 Registration and filing fees........................            34,726             17,326           11,145
 Professional fees...................................             3,998              4,094            1,883
 Trustees' fees and expenses.........................             1,014              1,054              202
 Other...............................................             3,819              6,002              354
                                                             -----------------------------------------------
Total expenses.......................................         1,120,239          1,203,292          175,969
                                                             -----------------------------------------------
 Net investment income (loss)........................          (796,124)         2,159,723           28,654
                                                             -----------------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments:
   Unaffiliated issuers..............................        (3,657,354)       (15,482,006)      (2,321,733)
   Non-controlled affiliated issuers.................           (86,485)                --               --
  Foreign currency transactions......................           (14,137)           (25,730)              --
                                                             -----------------------------------------------
 Net realized loss...................................        (3,757,976)       (15,507,736)      (2,321,733)
 Net unrealized appreciation (depreciation) on:
  Investments........................................       (36,588,074)       (12,917,733)      (4,750,062)
  Translation of assets and liabilities denominated
    in foreign currencies............................                --              1,314               --
                                                             -----------------------------------------------
 Net unrealized depreciation.........................       (36,588,074)       (12,916,419)      (4,750,062)
                                                             -----------------------------------------------
Net realized and unrealized loss.....................       (40,346,050)       (28,424,155)      (7,071,795)
                                                             -----------------------------------------------
Net decrease in net assets resulting from operations.      $(41,142,174)      $(26,264,432)     $(7,043,141)
                                                             ===============================================

*Net of  foreign  taxes of $1,255,  $67,048,  and $424 for the  Franklin  Global
Health Care Fund, the Franklin  Global  Utilities  Fund, and the Franklin MidCap
Growth Fund, respectively.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended October 31, 1998 (unaudited)

                                                                Franklin          Franklin          Franklin
                                                            Natural Resources     Small Cap         Strategic
                                                                  Fund           Growth Fund       Income Fund
                                                            ---------------------------------------------------
Investment income:*
 Dividends:
Unaffiliated issuers ................................           $ 251,438       $ 12,796,304       $ 259,749
Non-controlled affiliated issuers (Note 9)...........                  --          2,093,374              --
 Interest............................................             178,911         15,115,984       8,608,348
                                                            ---------------------------------------------------
Total investment income..............................             430,349         30,005,662       8,868,097
                                                            ---------------------------------------------------
Expenses:
 Management fees (Note 3)............................             142,518          9,709,133         587,713
 Distribution fees (Note 3)
  Class I............................................              67,215          4,375,163         250,607
  Class II...........................................                  --          3,339,823          37,506
 Transfer agent fees (Note 3)........................              60,781          3,481,031          73,454
 Custodian fees......................................               2,914             33,104          15,184
 Reports to shareholders.............................              20,176            794,984          26,100
 Registration and filing fees........................              24,906          1,047,485          79,749
 Professional fees...................................               1,678             54,073           2,572
 Trustees' fees and expenses.........................                 344             32,552           1,209
 Other...............................................               2,314             57,234          24,002
                                                            ---------------------------------------------------
Total expenses.......................................             322,846         22,924,582       1,098,096
 Expenses waived/paid by affiliate (Note 3)..........            (105,762)                --        (545,713)
                                                            ---------------------------------------------------
Net expenses.........................................             217,084         22,924,582         552,383
                                                            ---------------------------------------------------
 Net investment income...............................             213,265          7,081,080       8,315,714
                                                            ---------------------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments:
 Unaffiliated issuers ...............................          (2,625,865)       (87,998,287)     (1,240,583)
 Non-controlled affiliated issuers...................                  --        (86,562,766)             --
  Foreign currency transactions......................              (3,884)            (6,201)       (102,982)
                                                            ---------------------------------------------------
 Net realized loss...................................          (2,629,749)      (174,567,254)     (1,343,565)
 Net unrealized appreciation (depreciation) on:
  Investments........................................         (13,386,471)    (1,037,140,271)    (13,430,188)
  Translation of assets and liabilities denominated
    In foreign currencies............................                  88                 --          90,438
                                                            ---------------------------------------------------
 Net unrealized depreciation.........................         (13,386,383)    (1,037,140,271)    (13,339,750)
                                                            ---------------------------------------------------
Net realized and unrealized loss.....................         (16,016,132)    (1,211,707,525)    (14,683,315)
                                                            ---------------------------------------------------
Net decrease in net assets resulting from operations.        $(15,802,867)   $(1,204,626,445)   $ (6,367,601)
                                                            ===================================================

*Net of foreign taxes of $9,453 and $78,512 for the Franklin Natural Resources Fund and the Franklin Small Cap
Growth Fund, respectively.

                                        See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended October 31, 1998 (unaudited) and the year ended April 30, 1998

                                                        Franklin Biotechnology                 Franklin
                                                            Discovery Fund                  Blue Chip Fund
                                                   ----------------------------------------------------------------
                                                      Six Months         Year          Six Months        Year
                                                         Ended           Ended            Ended          Ended
                                                   October 31, 1998 April 30, 1998* October 31, 1998 April 30, 1998
                                                   ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..................       $ (254,973)      $ (137,225)      $ 46,019      $ 109,740
  Net realized gain (loss) from investments and
 foreign currency transactions..................         (986,993)          78,552       (109,933)      (371,433)
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies..      (10,447,353)       2,650,654       (405,219)     2,021,063
                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations......................      (11,689,319)       2,591,981       (469,133)     1,759,370
Distributions to shareholders from:
 Net investment income:
  Class I.......................................               --               --             --        (61,919)
 Net realized gains:
  Class I.......................................               --          (92,644)            --        (81,033)
                                                   ----------------------------------------------------------------
Total distributions to shareholders.............               --          (92,644)            --       (142,952)
Capital share transactions: (Note 2)
 Class I........................................        6,965,716       71,046,820      5,955,517      9,619,758
                                                   ----------------------------------------------------------------
  Net increase (decrease) in net assets.........       (4,723,603)      73,546,157      5,486,384     11,236,176
Net assets:
 Beginning of period............................       73,546,157               --     16,836,120      5,599,944
                                                   ----------------------------------------------------------------
 End of period..................................      $68,822,554      $73,546,157    $22,322,504    $16,836,120
                                                   ================================================================
Undistributed net investment income (loss)
 included in net assets
  End of period.................................       $ (254,973)             $--       $ 97,402       $ 51,383
                                                   ================================================================

*For the period September 15, 1997 (effective date) to April 30, 1998.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1998 (unaudited) and the year ended April 30, 1998

                                                              Franklin                         Franklin
                                                       California Growth Fund           Global Health Care Fund
                                                   ----------------------------------------------------------------
                                                      Six Months         Year          Six Months        Year
                                                         Ended           Ended            Ended          Ended
                                                   October 31, 1998 April 30, 1998  October 31, 199 April 30, 1998
                                                   ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..................      $ 1,928,309      $ 3,338,627     $ (796,124)  $ (1,510,292)
  Net realized gain (loss) from investments and
 foreign currency transactions..................      (55,132,178)      42,533,146     (3,757,976)     7,343,486
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies..      (66,108,116)     104,216,403    (36,588,074)    39,299,172
                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations......................     (119,311,985)     150,088,176    (41,142,174)    45,132,366
Distributions to shareholders from:
 Net investment income:
  Class I.......................................       (1,290,440)      (2,778,436)            --       (839,395)
  Class II......................................               --          (56,235)            --             --
 Net realized gains:
  Class I.......................................               --      (20,449,548)            --    (10,783,573)
  Class II......................................               --       (2,848,861)            --     (1,181,824)
                                                   ----------------------------------------------------------------
Total distributions to shareholders.............       (1,290,440)     (26,133,080)            --    (12,804,792)
Capital share transactions: (Note 2)
 Class I........................................       42,420,021      328,134,373    (28,989,391)    (4,628,248)
 Class II.......................................       21,584,845       84,411,109       (997,926)    13,414,237
                                                   ----------------------------------------------------------------
Total capital share transactions................       64,004,866      412,545,482    (29,987,317)     8,785,989
                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets...........      (56,597,559)     536,500,578    (71,129,491)    41,113,563
Net assets:
 Beginning of period............................      843,955,084      307,454,506    201,865,635    160,752,072
                                                   ----------------------------------------------------------------
 End of period..................................     $787,357,525     $843,955,084   $130,736,144   $201,865,635
                                                   ================================================================
Undistributed net investment income (loss)
 included in net assets
  End of period.................................      $ 1,809,446      $ 1,171,577     $ (796,124)           $--
                                                   ================================================================

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1998 (unaudited) and the year ended April 30, 1998

                                                               Franklin                        Franklin
                                                         Global Utilities Fund            MidCap Growth Fund
                                                   ----------------------------------------------------------------
                                                      Six Months         Year          Six Months        Year
                                                         Ended           Ended            Ended          Ended
                                                   October 31, 1998 April 30, 1998  October 31, 1998 April 30, 1998
                                                   ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..................      $ 2,159,723      $ 4,178,656       $ 28,654       $ (6,092)
  Net realized gain (loss) from investments and
 foreign currency transactions..................      (15,507,736)      22,067,993     (2,321,733)       899,279
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies..      (12,916,419)      39,396,240     (4,750,062)     4,795,383
                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations......................      (26,264,432)      65,642,889     (7,043,141)     5,688,570
Distributions to shareholders from:
 Net investment income:
  Class I.......................................       (1,491,278)      (4,337,700)            --             --
  Class II......................................          (75,147)        (173,616)            --             --
 Net realized gains:
  Class I.......................................               --      (20,433,197)            --       (759,611)
  Class II......................................               --       (1,296,647)            --             --
                                                   ----------------------------------------------------------------
Total distributions to shareholders.............       (1,566,425)     (26,241,160)            --       (759,611)
Capital share transactions: (Note 2)
 Class I........................................       (5,644,039)      15,321,019      6,342,512     12,082,084
 Class II.......................................        1,556,848        5,705,054             --             --
                                                   ----------------------------------------------------------------
Total capital share transactions................       (4,087,191)      21,026,073      6,342,512     12,082,084
                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets...........      (31,918,048)      60,427,802       (700,629)    17,011,043
Net assets:
 Beginning of period............................      242,917,987      182,490,185     29,863,662     12,852,619
                                                   ----------------------------------------------------------------
 End of period..................................     $210,999,939     $242,917,987    $29,163,033    $29,863,662
                                                   ================================================================
Undistributed net investment income
  included in net assets
 End of period..................................      $ 2,148,363      $ 1,555,065       $ 28,654            $--
                                                   ================================================================

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1998 (unaudited) and the year ended April 30, 1998

                                                              Franklin                          Franklin
                                                       Natural Resources Fund             Small Cap Growth Fund
                                                   ------------------------------------------------------------------
                                                      Six Months         Year            Six Months        Year
                                                         Ended           Ended              Ended          Ended
                                                   October 31, 1998 April 30, 1998    October 31, 1998 April 30, 1998
                                                   ------------------------------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income.........................        $ 213,265        $ 387,952       $ 7,081,080     $ 6,367,212
  Net realized gain (loss) from investments and
 foreign currency transactions..................       (2,629,749)       3,269,031      (174,567,254)    168,905,582
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies..      (13,386,383)       4,698,245    (1,037,140,271)    660,877,005
                                                   ------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations......................      (15,802,867)       8,355,228    (1,204,626,445)    836,149,799
Distributions to shareholders from:
 Net investment income:
  Class I.......................................         (283,075)        (290,715)               --     (10,251,644)
  Advisor Class.................................           (8,766)         (11,637)               --        (376,164)
 Net realized gains:
  Class I.......................................               --       (3,235,588)               --    (103,290,267)
  Class II......................................               --               --                --     (19,206,121)
  Advisor Class.................................               --          (65,092)               --      (2,705,237)
                                                   ------------------------------------------------------------------
Total distributions to shareholders.............         (291,841)      (3,603,032)               --    (135,829,433)
Capital share transactions: (Note 2)
 Class I........................................       (5,900,107)      12,387,988       421,462,438   2,294,635,207
 Class II.......................................               --               --       103,625,056     492,492,347
 Advisor Class..................................         (264,004)        (483,354)       57,834,242      84,621,122
                                                   ------------------------------------------------------------------
Total capital share transactions................       (6,164,111)      11,904,634       582,921,736   2,871,748,676
                                                   ------------------------------------------------------------------
Net increase (decrease) in net assets...........      (22,258,819)      16,656,830      (621,704,709)  3,572,069,042
Net assets:
 Beginning of period............................       63,166,035       46,509,205     4,808,362,788   1,236,293,746
                                                   ------------------------------------------------------------------
 End of period..................................      $40,907,216      $63,166,035    $4,186,658,079  $4,808,362,788
                                                   ==================================================================
Undistributed net investment income
 included in net assets
  End of period.................................        $ 214,800        $ 293,376       $ 7,081,080             $--
                                                   ==================================================================

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1998 (unaudited) and the year ended April 30, 1998

                                                                                         Franklin
                                                                                   Strategic Income Fund
                                                                             ---------------------------------
                                                                                Six Months        Year Ended
                                                                                   Ended             Ended
                                                                             October 31, 1998   April 30, 1998
                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income................................................        $ 8,315,714      $ 6,590,381
  Net realized gain (loss) from investments and foreign
    currency transactions..............................................         (1,343,565)         335,312
  Net unrealized appreciation (depreciation) on investments
    and translation of assets and
 liabilities denominated in foreign currencies.........................        (13,339,750)       2,122,179
                                                                             ---------------------------------
Net increase (decrease) in net assets resulting from operations........         (6,367,601)       9,047,872
Distributions to shareholders from:
 Net investment income:
  Class I..............................................................         (7,628,162)      (6,541,159)
  Class II.............................................................           (361,518)              --
 Net realized gains:
  Class I..............................................................                 --         (692,982)
  Class II.............................................................                 --               --
                                                                             ---------------------------------
Total distributions to shareholders....................................         (7,989,680)      (7,234,141)
Capital share transactions: (Note 2)
 Class I...............................................................         65,392,664      129,955,768
 Class II..............................................................         22,674,409               --
                                                                             ---------------------------------
Total distributions to shareholders....................................         88,067,073      129,955,768
Net increase in net assets.............................................         73,709,792      131,769,499
Net assets:
 Beginning of period...................................................        166,633,398       34,863,899
                                                                             ---------------------------------
 End of period.........................................................       $240,343,190     $166,633,398
                                                                             =================================
Undistributed net investment income included in net assets
 End of period.........................................................          $ 457,081        $ 131,047
                                                                             =================================


                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of nine separate series (the Funds). All Funds are non-diversified except the Franklin Blue Chip Fund, the Franklin MidCap Growth Fund, and the Franklin Small Cap Growth Fund. The Funds and their investment policies are:



        Capital Growth                            Growth and Income             Total Return
        -----------------------------------------------------------------------------------------------
        Biotechnology Discovery Fund              Strategic Income Fund         Global Utilities Fund
        Blue Chip Fund                                                          Natural Resources Fund
        California Growth Fund
        Global Health Care Fund
        MidCap Growth Fund
        Small Cap Growth Fund

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1998, all outstanding repurchase agreements had been entered into on October 30, 1998.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Forward Exchange Contracts:

The Strategic Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. Securities Sold Short:

The Biotechnology Discovery Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

f. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

g. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions  received by the Trust from  securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Offering Costs:

Offering costs are amortized on a straight-line basis over twelve months.

i. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

                                                                                          Class I, Class II,
Class I                          Class I & Class II          Class I & Advisor Class      & Advisor Class
---------------------------------------------------------------------------------------------------------------
Biotechnology Discovery Fund     California Growth Fund      Natural Resources Fund       Small Cap Growth Fund
Blue Chip Fund                   Global Health Care Fund
MidCap Growth Fund               Global Utilities Fund
                                 Strategic Income Fund

At October 31, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                        Franklin Biotechnology            Franklin                      Franklin
                                            Discovery Fund             Blue Chip Fund            California Growth Fund
                                        -----------------------------------------------------------------------------------
                                         Shares         Amount       Shares       Amount         Shares          Amount
                                        -----------------------------------------------------------------------------------
Class I Shares:
Six months ended October 31,1998
 Shares sold                              830,603    $19,698,279   1,022,297   $12,293,012      8,195,755    $184,761,654
 Shares issued in reinvestment
 of distributions                              --             --          --            --         51,921       1,181,762
 Shares redeemed                         (564,525)   (12,732,563)   (531,076)   (6,337,495)    (6,543,531)   (143,523,395)
                                        -----------------------------------------------------------------------------------
 Net increase                             266,078    $ 6,965,716     491,221   $ 5,955,517      1,704,145    $ 42,420,021
                                        ===================================================================================
Year ended April 30, 19981
 Shares sold                            3,010,054    $77,917,478   1,118,441   $12,925,246     20,145,768    $465,817,703
 Shares issued in reinvestment
 of distributions                           3,075         72,075      12,437       135,809        978,677      21,399,872
 Shares redeemed                         (278,070)    (6,942,733)   (295,806)   (3,441,297)    (6,859,634)   (159,083,202)
                                        -----------------------------------------------------------------------------------
 Net increase                           2,735,059    $71,046,820     835,072   $ 9,619,758     14,264,811    $328,134,373
                                        ===================================================================================
Class II Shares:
Six months ended October 31,1998
 Shares sold............................................................................        1,658,254    $ 37,616,971
 Shares redeemed........................................................................         (729,923)    (16,032,126)
                                                                                               ----------------------------
 Net increase...........................................................................          928,331    $ 21,584,845
                                                                                               ============================
Year ended April 30, 1998
 Shares sold............................................................................        4,008,172    $ 92,395,912
 Shares issued in reinvestment of distributions.........................................          122,953       2,681,530
 Shares redeemed........................................................................         (460,393)    (10,666,333)
                                                                                               ----------------------------
 Net increase...........................................................................        3,670,732    $ 84,411,109
                                                                                               ============================

1For the Biotechnology Fund, for the period September 15,1997 (effective date) to April 30, 1998.


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                               Franklin                       Franklin                   Franklin
                                        Global Health Care Fund         Global Utilities Fund       MidCap Growth Fund
                                      ------------------------------------------------------------------------------------
                                         Shares         Amount          Shares       Amount       Shares          Amount
                                      ------------------------------------------------------------------------------------
Class I Shares:
Six months ended October 31,1998

 Shares sold........................    4,078,597    $ 66,128,445      1,750,468   $28,580,744     691,251    $10,444,854
 Shares issued in reinvestment
 of distributions...................           --              --         76,618     1,248,894          --             --
 Shares redeemed....................   (5,835,388)    (95,117,836)    (2,216,664)  (35,473,677)   (276,855)    (4,102,342)
                                      ------------------------------------------------------------------------------------
 Net increase (decrease)............   (1,756,791)  $ (28,989,391)      (389,578) $ (5,644,039)    414,396    $ 6,342,512
                                      ====================================================================================
Year ended April 30, 1998
 Shares sold........................    5,859,007    $114,702,245      3,212,803   $52,323,466   1,253,115    $20,195,538
 Shares issued in reinvestment
 of distributions...................      579,437      10,337,126      1,370,293    20,834,692      47,614        724,287
 Shares redeemed....................   (6,631,021)   (129,667,619)    (3,569,029)  (57,837,139)   (551,956)    (8,837,741)
                                      ------------------------------------------------------------------------------------
 Net increase (decrease)............     (192,577)   $ (4,628,248)     1,014,067   $15,321,019     748,773    $12,082,084
                                      ====================================================================================
Class II Shares:
Six months ended October 31, 1998
 Shares sold........................      203,557     $ 3,390,527        236,326   $ 3,793,734
 Shares issued in reinvestment
 of distributions...................           --              --          3,803        61,656
 Shares redeemed....................     (269,088)     (4,388,453)      (146,512)   (2,298,542)
                                      ----------------------------------------------------------
 Net increase (decrease)............      (65,531)     $ (997,926)        93,617   $ 1,556,848
                                      ==========================================================
Year ended April 30, 1998
 Shares sold........................      977,854    $ 18,978,351        374,083   $ 6,062,631
 Shares issued in reinvestment
 of distributions...................       59,618       1,060,013         83,729     1,266,098
 Shares redeemed....................     (344,952)     (6,624,127)      (100,619)   (1,623,675)
                                      ----------------------------------------------------------
 Net increase.......................      692,520    $ 13,414,237        357,193   $ 5,705,054
                                      ==========================================================


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                              Franklin                      Franklin                     Franklin
                                       Natural Resources Fund         Small Cap Growth Fund        Strategic Income Fund
                                      --------------------------------------------------------------------------------------
                                        Shares       Amount          Shares          Amount         Shares        Amount
                                      --------------------------------------------------------------------------------------
Class I Shares:
Six months ended October 31, 1998
 Shares sold........................  1,271,855    $15,290,724    72,157,670    $1,535,901,300    9,640,705   $103,649,227
 Shares issued in reinvestment
 of distributions...................     20,556        260,542            --                --      446,281      4,757,015
 Shares redeemed.................... (1,774,449)   (21,451,373)  (52,670,437)   (1,114,438,862)  (4,067,306)   (43,013,578)
                                      --------------------------------------------------------------------------------------
 Net increase (decrease)............   (482,038)  $ (5,900,107)   19,487,233     $ 421,462,438    6,019,680   $ 65,392,664
                                      ======================================================================================
Year ended April 30, 1998
 Shares sold........................  3,460,003    $53,383,689   136,826,460    $3,281,727,105   13,008,094   $145,482,936
 Shares issued in reinvestment
 of distributions...................    233,153      3,232,567     4,660,368       102,667,738      433,246      4,823,299
 Shares redeemed.................... (2,890,715)   (44,228,268)  (45,358,271)   (1,089,759,636)  (1,820,464)   (20,350,467)
                                      --------------------------------------------------------------------------------------
 Net increase.......................    802,441    $12,387,988    96,128,557    $2,294,635,207   11,620,876   $129,955,768
                                      ======================================================================================
Class II Shares:
Six months ended October 31, 1998
 Shares sold..................................................     8,777,974    $ 189,231,387     2,250,351   $ 24,100,571
 Shares issued in reinvestment of distributions...............            --               --        22,716        235,997
 Shares redeemed..............................................    (4,232,415)     (85,606,331)     (160,241)    (1,662,159)
                                                                 -----------------------------------------------------------
 Net increase.................................................     4,545,559    $ 103,625,056     2,112,826   $ 22,674,409
                                                                 ===========================================================
Year ended April 30, 1998
 Shares sold..................................................    22,584,756    $ 535,761,867
 Shares issued in reinvestment of distributions...............       771,371       16,815,889
 Shares redeemed..............................................    (2,541,642)     (60,085,409)
                                                                 ------------------------------
 Net increase.................................................    20,814,485    $ 492,492,347
                                                                 ==============================


Advisor Class Shares:

Six months ended October 31, 1998
 Shares sold........................     75,954    $ 1,017,947     3,809,840      $ 83,434,404
 Shares issued in reinvestment
 of distributions...................        693          8,766            --                --
 Shares redeemed....................    (97,861)    (1,290,717)   (1,279,877)      (25,600,162)
                                        -------------------------------------------------------
 Net increase (decrease)............    (21,214)    $ (264,004)    2,529,963      $ 57,834,242
                                        =======================================================
Year ended April 30, 1998
 Shares sold........................    477,715    $ 7,274,080     3,919,786      $ 93,330,082
 Shares issued in reinvestment
 of distributions...................      5,516         76,729        90,328         1,991,723
 Shares redeemed....................   (505,389)    (7,834,163)     (436,261)      (10,700,683)
                                        -------------------------------------------------------
 Net increase (decrease)............    (22,158)    $ (483,354)    3,573,853      $ 84,621,122
                                        =======================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

All Funds, except the Blue Chip Fund and the MidCap Growth Fund, pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

       Annualized
        Fee Rate  Average Daily Net Assets
       --------------------------------------------------------------
          .625%   First $100 million
          .500%   Over $100 million, up to and including $250 million
          .450%   Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Blue Chip Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized
        Fee Rate  Average Daily Net Assets
       ------------------------------------------------------------
          .750%   First $500 million
          .625%   Over $500 million, up to and including $1 billion
          .500%   Over $1 billion

The MidCap Growth Fund pays an investment management fee to Advisers of .650% per year of the average daily net assets of the Fund.

The Biotechnology Discovery Fund pays an administrative fee to FT Services based on the Fund's average net assets as follows:

       Annualized
         Fee Rate Average Daily Net Assets
       --------------------------------------------------------------
          .150%   First $200 million
          .135% Over $200 million, up to and including $700 million .100% Over $700 million, up to and including $1.2 billion
          .075%   Over $1.2 billion

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI) provides subadvisory services to the Strategic Income Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except the Biotechnology Discovery Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Blue Chip Fund, the Natural Resources Fund, and the Strategic Income Fund, as noted in the Statements of Operations.

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Funds reimburse Distributors annually based on their average daily net assets for costs incurred in marketing the Funds' shares as follows:



                                                               Biotechnology Discovery Fun  California Growth Fund
                                                                      Blue Chip Fund       Global Health Care Fund
                                                                    MidCap Growth Fund      Global Utilities Fund
                                          Strategic Income Fund   Natural Resources Fund    Small Cap Growth Fund
                                          ------------------------------------------------------------------------
Class I .............................             .25%                    .35%                      .25%
Class II ............................             .65%                     --                      1.00%

Distributors received (paid) net commission on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                           Franklin       Franklin     Franklin     Franklin     Franklin
                                         Biotechnology      Blue      California  Global Health   Global
                                        Discovery Fund    Chip Fund   Growth Fund   Care Fund Utilities Fund
                                        --------------------------------------------------------------------
Net commissions received (paid)...           $70,273      $18,387     $(335,840)    $(56,042)    $(11,591)
Contingent deferred sales charges.           $    --      $    --      $ 50,533      $12,642      $ 3,626


                                                          Franklin       Franklin       Franklin       Franklin
                                                           MidCap    Natural Resources  Small Cap      Strategic
                                                         Growth Fund       Fund        Growth Fund    Income Fund
                                                         --------------------------------------------------------
Net commissions received (paid)......................      $3,225         $15,103    $(2,430,935)     $(182,499)
Contingent deferred sales charges....................      $  510         $    --    $   265,915      $   3,720

The Funds paid transfer agent fees of $5,021,790, of which $3,796,709 was paid to Investor Services.

4. INCOME TAXES

At April 30, 1998, the Blue Chip Fund, the Natural Resources Fund and the Strategic Income Fund had deferred capital losses occurring subsequent to October 31, 1997 of $428,215, $542,930, and $132,813, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 1999.

At October 31, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:


                                             Franklin      Franklin      Franklin        Franklin        Franklin
                                           Biotechnology     Blue       California     Global Health      Global
                                          Discovery Fund   Chip Fund    Growth Fund      Care Fund    Utilities Fund
                                          ---------------------------------------------------------------------------
Investments at cost....................    $73,872,217    $20,502,639   $739,077,699   $139,969,301    $169,442,037
                                          ===========================================================================
Unrealized appreciation................    $ 4,211,805    $ 2,693,631   $111,339,269   $ 23,835,799    $ 52,024,026
Unrealized depreciation................    (14,008,715)      (791,504)   (63,793,706)   (36,680,873)    (10,469,239)
                                          ---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) $(9,796,910)   $ 1,902,127   $ 47,545,563    $(12,845,074)  $ 41,554,787
                                          ===========================================================================


4. INCOME TAXES (cont.)
                                                  Franklin       Franklin        Franklin        Franklin
                                                   MidCap    Natural Resources   Small Cap       Strategic
                                                 Growth Fund       Fund         Growth Fund     Income Fund
                                                 -------------------------------------------------------------
Investments at cost....................          $27,895,715    $48,680,485    $4,742,494,664   $245,959,472
                                                 =============================================================
Unrealized appreciation................          $ 2,949,072    $ 1,587,978     $ 443,614,483   $  4,611,335
Unrealized depreciation................           (1,720,435)    (8,652,066)     (834,799,457)    (15,847,678)
                                                 -------------------------------------------------------------
Net unrealized appreciation (depreciation)       $ 1,228,637    $   (7,064,088   $(391,184,974) $ (11,236,343)
                                                 =============================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of \oreign currency transactions and passive foreign investment company shares.

Net realized  capital  gains  differ for  financial  statement  and tax purposes
primarily  due  to  differing   treatments  of  wash  sales,   foreign  currency
transactions, and passive foreign investment company shares.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 1998 were as follows:


                                        Franklin      Franklin     Franklin       Franklin       Franklin
                                      Biotechnology     Blue      California    Global Health     Global
                                     Discovery Fund   Chip Fund   Growth Fund     Care Fund   Utilities Fund
                                     -----------------------------------------------------------------------
Purchases.......................      $34,692,479  $6,029,697   $187,469,560    $14,679,261   $57,248,894
Sales...........................      $35,817,395  $1,879,256   $129,914,153    $51,981,141   $71,043,722


                                                      Franklin        Franklin         Franklin          Franklin
                                                       MidCap     Natural Resources    Small Cap         Strategic
                                                     Growth Fund        Fund          Growth Fund       Income Fund
                                                     ---------------------------------------------------------------
Purchases...................................         $10,272,232    $13,976,784     $1,260,102,884     $131,454,400
Sales.......................................         $ 6,217,226    $17,049,517      $ 677,475,315     $ 45,147,812

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK\][poiu8ytrq?.,

The Strategic Income Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At October 31, 1998, the Strategic Income Fund has outstanding forward exchange contracts for the sale of a currency as set out on the next page. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

                                                                                                 Unrealized
Contracts to Sell (Foreign exchange currency)          In Exchange for   Settlement Date         Gain (Loss)
------------------------------------------------------------------------------------------------------------
4,000,000   Australian Dollar                        U.S.$ 2,500,000         11/04/98        U.S.  $10,892
3,000,000   Deutschemark                                   1,818,182         11/05/98                6,433
3,000,000   Deutschemark                                   1,837,560         11/23/98               24,128
                                                          ----------                               -------
                                                     U.S.$ 6,155,742                                41,453
                                                          ==========                               =======
Contracts to Buy (Foreign exchange currency)
 825,000    British Pound                            U.S.$ 1,373,127         11/24/98                6,580
 280,000    British Pound                                    465,128         11/24/98                3,053
                                                          ----------                               -------
                                                     U.S.$ 1,838,255                                 9,633
                                                          ==========                               -------
Unrealized gain on forward foreign currency contracts                                               51,086
                                                                                                   =======
Contracts to Sell (Foreign exchange currency)
   825,000  British Pound                            U.S.$ 1,333,621         11/24/98              (46,097)
   280,000  British Pound                                    453,085         11/27/98              (15,096)
 2,500,000  Deutschemarks                                  1,500,781         11/02/98               (8,777)
51,200,000  Japanese Yen                                     435,745         11/16/98               (4,632)
                                                          ----------                               -------
                                                     U.S.$ 3,723,232                               (74,602)
                                                          ==========                               =======
Contracts to Buy (Foreign exchange currency)
4,000,000   Australian Dollar                        U.S.$ 2,496,000         11/04/98               (6,892)
2,500,000   Deutschemark                                   1,511,853         11/02/98               (2,296)
3,000,000   Deutschemark                                   1,828,209         11/23/98              (14,777)
                                                          ----------                               -------
                                                     U.S.$16,959,036                               (23,965)
                                                          ==========                               -------
Unrealized loss on forward foreign currency contracts                                              (98,567)
                                                                                                   -------
Net unrealized loss on forward foreign currency contracts                                     U.S.$(47,481)
                                                                                                   =======

7. CREDIT RISK AND DEFAULTED SECURITIES

The Strategic Income Fund has 56% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At October 31, 1998, the Fund held defaulted securities with a value aggregating $48,000 representing
 .02% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Strategic Income Fund has investments in excess of 10% of its total net assets in Foreign Government Bonds. Such concentration may subject the Fund more significantly to economic changes occurring within those sectors.

8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The cost of registering such securities are paid by the issuer. Restricted securities held at October 31, 1998 were as follows:



Shares   Issuer                                                      Acquisition Date        Cost       Value
---------------------------------------------------------------------------------------------------------------
Franklin California Growth Fund
359,922  Pacific Retail Trust (.51% of Net Assets)..............    8/30/96 - 12/16/97   $4,267,257  $3,984,337
Franklin Global Utilities Fund
35,000   CMS Energy Trust I, 7.75% cvt. pfd. (.90% of Net Assets)       6/18/97          $1,750,000  $1,892,188

9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" including dividends and interest income, at October 31, 1998 were as shown below.


                                       Number of Shares                          Number of Shares
                                            Held At          Gross      Gross          Held At        Value At     Dividend
Name of Issuer                        Beginning of Period  Additions  Reductions    End of Perio    End of Period   Income
----------------------------------------------------------------------------------------------------------------------------
Franklin California Growth Fund:
Cohr, Inc. .......................        425,000                --          --       425,000        $ 1,275,000        --
RemedyTemp, Inc., Class A ........        350,000            25,000          --       375,000          6,843,750        --
Total non-controlled affiliated issuers                                                                8,118,750        --

Franklin Global Health Care Fund:
CIMA Labs, Inc. ..................        625,000                --     187,500       437,500                  *        --
Cohr, Inc. .......................        405,500                --          --       405,500          1,216,500        --
Penederm, Inc. ...................        525,000                --     525,000            --                  *        --
Total non-controlled affiliated issuers                                                                1,216,500        --

Franklin Small Cap Growth Fund:
Access Health, Inc. ..............        975,750                --          --       975,750                  *        --
Activision, Inc. .................      1,344,400                --          --     1,344,400         14,200,225        --
Advanced Energy Industries, Inc. .      1,374,300           244,700          --     1,619,000         21,249,375        --
Advanced Health Corp. ............        970,000                --     970,000            --                  *        --
Applied Graphics Technologies, Inc.       960,100           408,900          --     1,369,000         16,342,438        --
Arch Communications Group, Inc. ..      2,000,000                --   2,000,000            --                  *        --
Atlantic Coast Airlines, Inc. ....        700,000           700,000          --     1,400,000         33,600,000        --
Atwood Oceanics, Inc. ............      1,216,600                --          --     1,216,600         34,216,875        --
Barrett Resources Corp. ..........      1,683,900           107,000          --     1,790,900         42,198,081        --
CapStar Hotel Co. ................      1,330,000                --   1,330,000            --                  *        --
Catalytica, Inc. .................      2,058,633           140,600          --     2,199,233         35,737,536        --
Clarify, Inc. ....................      1,297,200                --   1,297,200            --                  *        --
Coherent, Inc. ...................      1,763,400                --          --     1,763,400         20,719,950        --
Consolidated Cigar Holdings, Inc.         988,300                --          --       988,300         11,365,450        --


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (cont.)

                                     Number of Shares                            Number of Shares
                                          Held At           Gross      Gross          Held At          Value At     Dividend
Name of Issuer                      Beginning of Period   Additions  Reductions    End of Period     End of Period   Income
----------------------------------------------------------------------------------------------------------------------------
Core Laboratories NV (Netherlands)      1,700,900               --     43,500        1,657,400       $ 37,395,088        --
DepoTech Corp. ...................        995,700               --    197,200          798,500          1,172,837        --
Etec Sysytems, Inc. ..............        983,000          387,500    125,000        1,245,500         42,191,313        --
Executive Risk, Inc. .............        426,400          305,300         --          731,700         34,755,750    25,268
Expeditors International of
  Washington, Inc. ...............      1,016,100          265,000         --        1,281,100         43,397,263    89,271
FLIR Systems .....................        184,800          843,800         --        1,028,600         17,357,625        --
Gibraltar Steel Corp. ............      1,012,800               --         --        1,012,800         19,623,000        --
Harmonic Lightwaves, Inc. ........        961,500               --    266,600          694,900          7,600,469        --
H.T.E., Inc. .....................        665,400          665,400         --        1,330,800         13,474,350        --
Inhale Therapeutic Systems .......        811,000               --         --          811,000         21,288,750        --
Innkeepers USA Trust .............      2,102,800               --         --        2,102,800         24,182,200 1,177,568
Integrated Systems, Inc. .........      2,091,300               --         --        2,091,300         23,527,125        --
Itron, Inc. ......................      1,157,700          100,000         --        1,257,700          9,747,175        --
K2, Inc. .........................        960,500               --    433,400          527,100                  *   208,780
Komag, Inc. ......................      3,811,600          395,500         --        4,207,100         23,664,938        --
Ladish Co., Inc. .................        802,300          180,000         --          982,300          8,410,944        --
Lomak Petroleum, Inc. ............      1,890,000               --  1,890,000               --                  *    56,700
Marquee Group, Inc. ..............      1,327,500               --         --        1,327,500          3,899,531        --
Meristar Hospitality Corp. .......             --        2,330,000         --        2,330,000         43,105,000   470,837
Mesa Air Group, Inc. .............      1,646,100               --     28,900        1,617,200          8,187,075        --
Micromuse, Inc. ..................        754,500          355,500         --        1,110,000         18,939,375        --
Natural Microsystems Corp. .......        646,600               --         --          646,600          5,799,226        --
Newfield Exploration Co. .........        938,600        1,400,000         --        2,338,600         56,857,213        --
Newport Corp. ....................             --          512,500         --          512,500          7,303,125     5,250
Omtool, Ltd. .....................        938,600               --    199,300          739,300          2,125,488        --
Pediatrix Medical Group, Inc. ....      1,101,500               --     25,000        1,076,500         50,191,813        --
Penederm, Inc. ...................        531,200               --    531,200               --                  *        --
Perceptron, Inc. .................        793,500               --         --          793,500          4,513,031        --
Pharmaceutical Product
  Development, Inc. ..............      1,000,000          300,000         --        1,300,000         35,100,000        --
Prime Hospitality Corp ...........      1,720,500        1,300,000         --        3,020,500         27,562,063        --
Primus Telecommunications Group, Inc.   1,003,000          403,100         --        1,406,100         15,554,981        --
Rainbow Technologies, Inc. .......        532,000          369,500         --          901,500         12,733,688        --
Range Resources Corp .............             --        1,990,000         --        1,990,000         11,318,125    59,700
RemedyTemp, Inc., Class A ........        319,300               --         --          319,300                  *        --
RockShox, Inc. ...................        965,800               --    965,800               --                  *        --
Rural Cellular Corp., Class A ....        700,800               --         --          700,800          8,409,600        --
SOS Staffing Services, Inc. ......        872,400               --         --          872,400          7,360,875        --
Security Dynamics ................        650,000        1,795,000         --        2,445,000         25,061,250        --
Serologicals Corp. ...............      1,381,800          690,900         --        2,072,700         46,894,838        --
Silicon Valley Bancshares ........        490,600          803,000         --        1,293,600         26,518,800        --
Spectra-Physics Lasers, Inc. .....      1,016,300               --         --        1,016,300          7,590,541        --
Spectralink Corp. ................      1,050,000               --    183,200          866,800                  *        --


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (cont.)

                                     Number of Shares                             Number of Shares
                                         Held At           Gross      Gross            Held At          Value At      Dividend
Name of Issuer                      Beginning of Perio   Additions  Reductions      End of Period     End of Period    Income
-------------------------------------------------------------------------------------------------------------------------------
Tom Brown, Inc. ..................      2,095,800              --          --          2,095,800      $ 30,127,125          --
Transcrypt International, Inc. ...      1,212,700              --     665,600            547,100                 *          --
Tropical Sportswear International
  Corp. ..........................        413,200              --          --            413,200         8,264,000          --
U.S. Liquids, Inc. ...............        726,200         377,700          --          1,103,900        16,696,488          --
Vans, Inc. .......................      1,045,500              --   1,045,500                 --                 *          --
Varco International, Inc. ........      3,462,500       1,700,000          --          5,162,500        55,819,531          --
West Marine, Inc. ................      1,474,800              --   1,319,200            155,600                 *          --
Western Wireless Corp., Class A ..      1,719,200         250,000          --          1,969,200        39,876,300          --
Wind River Systems, Inc. .........        834,000         681,600      76,600          1,439,000        63,046,188          --
XcelleNet, Inc. ..................        780,100              --     780,100                 --                 *          --
        Total non-controlled affiliated issuers ..................................................   1,196,274,027   2,093,374

10. LENDING OF PORTFOLIO SECURITIES

The Natural Resources Fund and the Small Cap Growth Fund loan securities to certain brokers for which they receive cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $45,875, and $2,301,140, respectively, for the period ended October 31, 1998. The value of the loaned securities for the Natural Resources Fund and the Small Cap Growth Fund was $585,000, and $125,255,500, respectively, at October 31, 1998. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

Franklin Strategic Series
Semiannual Report
October 31, 1998

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATIONS - T)

GRAPHIC MATERIAL (1)

This charts shows in pie format the portfolio industry breakdown of Franklin Biotechnology Discovery Fund, based on total net assets as of 10/31/98.

Biotechnology                 50.4%
Medical Specialties           14.8%
Other Pharmaceuticals         9.4%
Major Pharmaceuticals         4.2%
Precision Instruments         1.8%
Cash & Equivalents           19.4%

GRAPHIC MATERIAL (2)

This chart lists the top 10 holdings, including industry, of Franklin Biotechnology Discovery Fund, based on total net assets as of 10/31/98.

Inhale Therapeutic Systems, Medical Specialties       4.77%
Chiron Corp., Biotechnology                           4.41%
Chiroscience Group Plc., Major Pharmaceuticals        4.24%
Gilead Sciences, Biotechnology                        4.12%
Aviron, Other Pharmaceuticals                         4.03%
Amgen, Inc., Biotechnology                            4.03%
Synaptic Pharmaceutical Corp., Biotechnology          3.17%
Ligand Pharmaceuticals, Biotechnology                 3.16%
IDEC Pharmaceuticals Corp., Biotechnology             3.04%
Zonagen, Inc., Medical Specialties                    2.88%

GRAPHIC MATERIAL (3)

This chart shows in pie format the geographic distribution breakdown of the fund's securities on October 31, 1998, based on total net assets.

Geographic Distribution

United States                                   60.9%
Europe                                          16.4%
Japan                                            4.4%
Pacific Rim (excluding Japan)                    2.4%
Latin America                                    1.9%
South Africa                                     0.8%
Cash & Equivalents                              13.2%

GRAPHIC MATERIAL (4)
This chart shows in bar format the portfolio breakdown of the fund's securities on October 31, 1998, based on total net assets.

Portfolio Breakdown

Consumer Non-Durables                     17.1%
Health Technology                         12.1%
Finance                                   11.7%
Electronic Technology                     10.2%
Energy Minerals                            5.7%
Utilities & Telecommunications             5.0%
Producer Manufacturing                     4.6%
Technology Services                        3.8%
Other Industries                          16.6%
Cash & Equivalents                        13.2%

GRAPHIC MATERIAL (5)

This chart lists the top 10 holdings, including industry, of Franklin Blue Chip Fund, based on total net assets as of 10/31/98.

American International Group Inc,. Finance, U.S.                        2.6%
General Electric Co.; Producer Manufacturing, U.S.                      2.1%
The Coca Cola Co., Consumer Non-Durables, U.S.                          2.1%
The AES Corp., Industrial Services, U.S.                                2.0%
Wm. Wrigly Jr. Co., Consumer Non-Durables, U.S.                         1.9%
Novartis, AG, Health Technology, Switzerland                            1.9%
Nestle, SA, Registered Shares, Consumer Non-Durables; Switzerland       1.8%
Merck & Co. Inc., Heath Technology, Switzerland                         1.8%
Avery Dennison Corp.; Process Industries, U.S.                          1.7%
Royal Dutch Petroleum Co., New York Shares                              1.7%
Energy Minerals, Netherlands

GRAPHIC MATERIAL (6)

This chart shows in bar format the portfolio breakdown of Franklin California Growth Fund, based on total net asset as of 10/31/98

Electronic Technology         22.3%
Technology Services           10.1%
Finance                       9.3%
Real Estate                   7.2%
Energy Minerals               6.2%
Retail                        5.1%
Health Technology             4.3%
Other                        26.5%
Cash & Equivalents            9.0%

[Top Holdings]

GRAPHIC MATERIAL (7)

This chart lists the top 10 holdings, including industry, of Franklin California Growth Fund, based on total net assets as of 10/31/98.

Cisco Systems, Inc., Electronic Technology                       2.70%
Safeway, Inc., Retail Trade                                      1.88%
Synopsys, Inc., Technology Services                              1.87%
Sun Microsystems, Inc., Electronic Technology                    1.85%
Chevron Corp., Energy Minerals                                   1.81%
Wind River Systems, Inc., Technology Services                    1.81%
Mattel, Inc., Consumer Durables                                  1.71%
Sempra Energy, Utilities & Telecommunications                    1.69%
Computer Sciences Corp., Electronic Technology                   1.67%
AirTouch Communications, Inc., Utilities & Telecommunications    1.60%

GRAPHIC MATERIAL (8)

This chart shows in pie format the geographic distribution breakdown of the fund's securities on October 31, 1998, based on total net assets.

Geographic Distribution

United States                                  76.9%
Switzerland                                     4.0%
Israel                                          2.7%
United Kingdom                                  1.2%
Australia                                       0.9%
Cash & Equivalents                             14.3%

GRAPHIC MATERIAL (9)

This chart shows in bar format the portfolio breakdown of Franklin Global Heath Care Fund, based on total net asset as of 10/31/98

Medical Specialties                       27.8%
Services to the Health Industry           13.0%
Medical/Nursing Services                  12.0%
Biotechnology                             7.8%
Generic Drugs                             6.5%
Major Pharmaceuticals                     5.2%
Other Pharmaceuticals                     4.6%
Hospital/Nursing Management               4.1%
Medical Electronics                       1.9%
Managed Health Care                       1.7%
Medical/Dental Distributors               1.1%
Cash & Equivalents                        14.3%

GRAPHIC MATERIAL (10)

This chart lists the top 10 holdings, including industry, of Franklin Global Heath Care Fund, based on total net assets as of 10/31/98.

Renal Care Group Inc., Alternate Site Providers, U.S.             6.68%
Mylan Laboratories, Specialty Pharmaceuticals, U.S.               6.56%
Serologicals Corp., Biotechnology, U.S.                           5.86%
Inhale Therapeutics, Specialty Pharmaceuticals, U.S.              5.05%
Access Health Inc., Software and Information Systems, U.S.        4.80%
Novartis AG, Pharmaceuticals, Switzerland                         4.00%
Molecular Devices Corp., Medical Technology and Supplies, U.S.    3.92%
Algos Pharmaceutical Corp., Specialty Pharmaceuticals, U.S.       3.92%
Vertex Pharmaceuticals, Inc., Biotechnology, U.S.                 3.43%
Total Renal Care Holdings, Inc., Alternate Site Providers, U.S.   3.06%

GRAPHIC MATERIAL (11)

This chart shows in pie format the geographic distribution breakdown of the fund's securities on October 31, 1998, based on total net assets.

Geographic Distribution

United States                                   63.2%
Continental Europe                              20.2%
Latin America                                    5.0%
Asia                                             2.7%
United Kingdom                                   1.9%
Cash & Equivalents                               7.0%

GRAPHIC MATERIAL (12)

This chart lists the top 10 holdings, including industry, of Franklin Global Utilities Fund, based on total net assets as of 10/31/98.

AirTouch Communications Inc.              3.6%
Utilities and Telecommunications, U.S.

Sempra Energy                             3.3%
Utilities and Telecommunications, U.S.

Enron Corp.                               3.2%
Utilities and Telecommunications, U.S.

Duke Energy Corp.                         2.9%
Utilities and Telecommunications, U.S.

Global TeleSystems Group Inc.             2.8%
Utilities and Telecommunications, U.S.

The AES Corp.                             2.7%
Industrial Services, U.S.

Portugal Telecom, SA                      2.7%
Utilities and Telecommunications, U.S.

SBC Communications Inc.                   2.5%
Utilities and Telecommunications, U.S.

National Fuel Gas Co.                     2.4%
Utilities and Telecommunications, U.S.

Telecom Italia, SpA                       2.4%
Utilities and Telecommunications, U.S.

GRAPHIC MATERIAL (13)
This chart shows in bar format the portfolio breakdown of the fund's securities on
October 31, 1998, based on total net assets.

Portfolio Breakdown

Consumer Services                                11.1%
Financials                                       11.0%
Electronic Technology                             7.8%
Industrial Services                               6.2%
Retail Trade                                      5.7%
Health Technology                                 4.5%
Commercial Services                               4.3%
Technology Services                               4.1%
Real Estate                                       3.8%
Consumer Non-Durables                             3.5%
Other                                            16.1%
Cash & Equivalents                               21.9%

GRAPHIC MATERIAL (14)

This chart lists the top 10 holdings, including industry, of Franklin MidCap Growth Fund, based on total net assets as of 10/31/98.

Sylvan Learning Systems Inc.                    2.2%
Commercial Services

Apollo Group Inc., Class A                      2.0%
Consumer Services

Expeditors International of Washington Inc.     2.0%
Transportation

DeVry Inc.                                      1.9%
Consumer Services

The Estee Lauder Cos. Inc.,
Class A                                         1.9%
Consumer Non-Durables

Chancellor Media Corp.                          1.6%
Consumer Services

Transocean Offshore Inc.                        1.5%
Industrial Services

Family Dollar Store Inc.                        1.5%
Retail Trade

Clayton Homes Inc.                              1.4%
Consumer Durables

ITT Educational Services Inc.                   1.4%
Consumer Services

GRAPHIC MATERIAL (15)
This chart shows in bar format the portfolio breakdown of the fund's securities on
October 31, 1998, based on total net assets.

Portfolio Breakdown

Energy Minerals                                 29.2%
Industrial Services                             21.3%
Non-Energy Minerals                             21.0%
Process Industries                              11.5%
REITs                                            4.1%
Utilities and Telecommunications                 2.6%
Service/Related Industries                       1.7%
Cash & Equivalents                               8.6%

GRAPHIC MATERIAL (16)
This chart shows in bar format the geographic distribution breakdown of the fund's securities on October 31, 1998, based on total net assets.

Geographic Distribution

United States                                   66.4%
Canada                                          11.6%
Latin America                                    4.8%
Europe                                           4.2%
Asia                                             2.6%
Africa                                           1.6%
Australia                                        0.2%
Cash & Equivalents                               8.6%

GRAPHIC MATERIAL (17)

This chart lists the top 10 holdings, including industry, of Franklin Natural Resources Fund, based on total net assets as of 10/31/98.

Weatherford International Inc.                  4.2%
Industrial Services, U.S.

Barrett Resources Corp.                         4.1%
Energy Minerals, U.S.

Newfield Exploration Co.                        3.6%
Energy Minerals, U.S.

YPF, SA, Sponsored ADR                          3.1%
Energy Minerals, Argentina

Gulf Canada Resources Ltd.                      2.9%
Energy Minerals, Canada

Transocean Offshore, Inc.                       2.4%
Industrial Services, U.S.

Enron Oil and Gas Co.                           2.4%
Energy Minerals, U.S.

Nuevo Energy Co.                                2.3%
Energy Minerals, U.S.

Enron Corp.                                     2.2%
Utilities and Telecommunications, U.S.

The AES Corp.                                    .1%
Industrial Services, U.S.

GRAPHIC MATERIAL (18)

This chart shows in pie format the portfolio breakdown of the fund's securities on
October 31, 1998, based on total net assets.

Portfolio Breakdown

Technology Services                       17.6%
Electronic Technology                     16.7%
Finance                                    9.6%
Health Services                            5.3%
Industrial Services                        5.2%
Energy Minerals                            4.3%
Utilities and Telecommunications           4.2%
Other                                     25.4%
Cash & Equivalents                        11.7%

GRAPHIC MATERIAL (19)

This chart lists the top 10 holdings, including industry, of Franklin Small Cap Growth Fund, based on total net assets as of 10/31/98.

Synopsys Inc.                                1.5%
Technology Services

Wind River Systems Inc.                      1.5%
Technology Services

Affiliated Computer Systems Inc., Class A    1.5%
Technology Services

Newfield Exploration Co.                     1.4%
Energy Minerals

Waters Corp.                                 1.4%
Electronic Technology

Varco International Inc.                     1.3%
Industrial Services

Gemstar International Group Ltd.             1.3%
Electronic Technology

Intuit Inc.                                  1.2%
Technology Services

Uniphase Corp.                               1.2%
Health Technology

Pediatrix Medical Group Inc.                 1.2%
Health Services